                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                 February 16, 2006

                                               FIRST M&F CORPORATION
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                No. 0-9424                         No. 64-0636653
--------------------------------------               ----------------                   --------------------
(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         134 West Washington Street
         Kosciusko, Mississippi                                                39090
-----------------------------------------------------------            --------------------
(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry Into a Material Definitive Agreement.

        On February 16, 2006 First M&F Corporation and its subsidiary First M&F Statutory Trust I entered into the agreements described more fully in Item 2.03 below, and attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

        On February 16, 2006, First M&F Statutory Trust I, a Delaware statutory trust (the "Trust"), a newly-formed, wholly-owned subsidiary of First M&F Corporation (the “Company”), issued $30,000,000 of fixed/floating rate Capital Securities (the “Capital Securities”) in a private placement pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws. The Trust was established pursuant to an Amended and Restated Declaration of Trust dated as of February 16, 2006 among the Company, the trustees and administrators of the Trust named therein (the “Declaration”). As described below, the Company has fully and unconditionally guaranteed on a subordinated basis the Capital Securities and, to the extent not paid or made by the Trust, accrued and unpaid distributions on the Capital Securities and the redemption price payable to the Capital Securities holders, in each case to the extent the Trust has funds available.

        The proceeds of the Capital Securities, along with proceeds of $928,000 from the issue of common securities ("Common Securities") by the Trust to the Company, were used by the Trust to purchase $30,928,000 in principal amount of the Company’s Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures (the “Debentures”), the proceeds of which will be used by the Company in turn to pay a portion of the merger consideration to be paid in connection with the Company’s acquisition of Columbiana Bancshares, Inc.

        The Capital Securities and the Debentures are redeemable on March 15, 2036, unless sooner redeemed in accordance with the provisions of the Indenture dated as of February 16, 2006 (the “Indenture”) between the Company and Wilmington Trust Company, as trustee (the “Trustee”). Distributions on the Capital Securities are cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on the fifteenth day of March, June, September or December, as applicable, of each year (each a “Distribution Payment Date”). Each distribution period (a “Distribution Period”) commences on (and includes) the preceding Distribution Payment Date and ends on (and excludes) the then-current Distribution Payment Date, except that the first Distribution Period commences on (and includes) the date of the issuance of the Capital Securities (February 16, 2006) and ends on (and excludes) the Distribution Payment Date in June 2006.

        Except for the first five years (during which the Capital Securities will bear interest at a rate per annum equal to 6.44%), the coupon rate on the Capital Securities for a given Distribution Period will be equal to 3-Month LIBOR plus 1.33% (but not to exceed the maximum rate of interest allowed under New York law as modified by any federal law of general applicability), which rate will reset quarterly. “3-Month LIBOR” means the London interbank offering rate for three-month, U.S. dollar deposits, as determined by the Trustee on the date that is two London banking days preceding the particular Distribution Period for which the coupon rate on the Capital Securities is being determined (the “Determination Date”). The Trustee will determine 3-Month LIBOR using one of four methods, in the following order of priority: (i) 3-Month LIBOR is the rate that appears on Page 3750 on the Dow Jones Telerate Service for U.S. dollar deposits having a 3-month maturity; (ii) if the rate in (i) cannot be determined on the Determination Date, 3-Month LIBOR is the rate that is the arithmetic mean of the rates offered to prime banks in the London interbank market for three-month, U.S. dollar deposits by leading banks in the London interbank market, as quoted to the Trustee by no more than four of the London offices of such leading banks; (iii) if the Trustee is able to obtain only one quotation of the rate described in (ii) above on the Determination Date, 3-Month LIBOR is the rate that is the arithmetic mean of the rates offered to leading European banks for loans in U.S. dollars by major New York City banks, as quoted to the Trustee by no more than four such New York City banks; and (iv) if the Trustee is able to obtain only one quotation of the rate described in (iii) above on the Determination Date, 3-Month LIBOR is the rate that was the 3-Month LIBOR for the Distribution Period immediately preceding the current Distribution Period.

        Like the Capital Securities, the Debentures bear interest at a rate per annum equal to 6.44% during the first five years, after which the rate per annum for a given Distribution Period will be equal to 3-Month LIBOR plus 1.33%, which rate will reset quarterly. The interest payments by the Company will be used by the Trust to pay the quarterly distributions payable by the Trust to the holders of the Capital Securities. So long as no Event of Default (as defined below) has occurred on the Debentures, the Company may defer interest payments on the Debentures for up to 20 consecutive quarterly periods (an “Extension Period”). In such case, the Trust will be entitled to defer distributions otherwise due on the Capital Securities and the Common Securities. Interest will continue to accrue on the Debentures (and likewise on the Capital Securities and the Common Securities) during an Extension Period; moreover, additional interest (“Additional Interest”) will accrue on the accrued Debenture interest (and likewise on the accrued distributions on the Capital Securities and the Common Securities) at a rate per annum equal to the coupon rate on the Capital Securities for each Distribution Period during the Extension Period, except that Additional Interest during the First Distribution Period will accrue at a rate per annum equal to 6.44%. Prior to the termination of an Extension Period, the Company may further extend such period, provided that all such extensions shall not exceed twenty consecutive quarterly periods. During an Extension Period, the Company is prohibited from taking certain actions, including, among other actions, the payment of any dividends or distributions on its capital stock. Upon the termination of an Extension Period and the payment of all accrued and unpaid interest (including Additional Interest), the Company may commence a new Extension Period, subject to the provisions and time limitations described above.

        The Debentures are subordinated to the prior payment of any other indebtedness of the Company that, by its terms, is not similarly subordinated.

        Early Redemption. The Capital Securities and Debentures are redeemable, in whole or in part, subject to prior approval by the Board of Governors of the Federal Reserve System (the "Federal Reserve"), at any time after the distribution payment date in March 2011, at par, plus accrued and unpaid interest, and may be redeemed earlier at par, plus a premium and accrued and unpaid interest, in whole but not in part, subject to prior approval by the Federal Reserve, following the occurrence of a Special Event and for so long as such Special Event is continuing. "Special Event" is defined in the transaction documents as either (i) the receipt by the Company and the Trust of an opinion of counsel to the effect that there is more than an insubstantial risk that (a) the Trust is or within 90 days of the date of such opinion will be subject to federal income tax with respect to the income received or accrued on the Debentures, (b) interest payable by the Company on the Debentures is not or within 90 days of the date of such opinion will not be deductible by the Company, in whole or in part, for federal income tax purposes, or (c) the Trust is or within 90 days of the date of such opinion will be subject to more than de minimis amount of other taxes, duties or other governmental charges; (ii) the receipt by the Company and the Trust of an opinion of counsel to the effect that, as a result of the occurrence of a change in law or regulation, there is more than an insubstantial risk that the Trust is or within 90 days of the date of such opinion will be considered an “investment company” that is required to be registered under the Investment Company Act of 1940, as amended; or (iii) the receipt by the Company of an opinion of counsel to the effect that there is more than an insubstantial risk that the Company, within 90 days of the date of such opinion, will not be entitled to treat an amount equal to the aggregate liquidation amount of the Capital Securities as “Tier 1 Capital” for purposes of the capital adequacy guidelines of the Federal Reserve (a “Capital Treatment Event”); provided that the inability of the Company to treat all or any portion of the liquidation amount of the Capital Securities as Tier 1 Capital shall not be the basis for a Capital Treatment Event if such inability results from the Company having cumulative preferred stock, minority interests in consolidated subsidiaries or any other class of security or interest which the Federal Reserve accords Tier 1 Capital treatment in excess of the amount which may qualify for treatment as Tier 1 Capital under applicable capital adequacy guidelines; provided, further, that the distribution of the Debentures in connection with the dissolution of the Trust will not in and of itself constitute a Capital Treatment Event unless such dissolution shall have occurred in connection with another Special Event. <HR SIZE=5>

        Indenture Events of Default. Under the Indenture, an event of default includes any one of the following events (each an "Event of Default"):

      (a) the Company defaults in the payment of any interest upon any Debenture, including any Additional
          Interest due in respect thereof, following the nonpayment of any such interest for twenty or more consecutive Distribution Periods;

      (b) failure of the Company to pay all or any part of the principal of (or premium, if any, on) the
          Debentures as and when due and payable either at maturity, upon redemption, by declaration of acceleration or otherwise;

      (c) failure of the Company in the performance of any of its covenants or agreements in the Indenture or in the Debentures (other than a covenant or agreement a default in whose performance or whose breach is described elsewhere in this paragraph) and continuance of such failure for a period of 60 days after notice thereof has been delivered to the Company;

      (d) a court of competent jurisdiction shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator
          (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days;

      (e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the
          Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

      (f) the Trust shall have voluntarily or involuntarily liquidated, dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of the Debentures to holders of the Common Securities and Capital Securities in liquidation of their interests in the Trust,
          (ii) the redemption of all of the outstanding Common Securities and Capital Securities or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

        If an Event of Default described under (a), (d) or (e) above occurs, the Trustee and the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding each shall have the right to declare the entire principal of the Debentures and the interest accrued thereon to be due and payable immediately. If an Event of Default described under (b), (c) or (f) above occurs, the Trustee and the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding each shall have the right to remedy the Event of Default by appropriate judicial proceedings.

        Guarantee Agreement. The Company has also entered into a Guarantee Agreement with the Trustee pursuant to which it has agreed to guarantee (i) the payment by the Trust of distributions on the Capital Securities to the extent the Trust has funds available therefor, (ii), the redemption price of the Capital Securities, to the extent the Trust has funds available therefor, with respect to any Capital Securities called for redemption or redeemed upon the occurrence of a Special Event, and (iii) upon a voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust, the payment of the lesser of (a) the aggregate of the liquidation amount and all accrued and unpaid distributions on the Capital Securities, to the extent the Trust has funds available therefor, and (b) the amount of assets of the Trust remaining available for distribution to the holders of the Capital Securities in liquidation of the Trust.

        Other. Under the Declaration, any proceeds received upon payment or redemption of the Debentures will be used to redeem a pro rata amount of Capital Securities and Common Securities.

        The duration of the Trust will be 35 years, unless earlier dissolved. If at any time the Trust is required to pay any additional taxes, duties, assessments or other governmental charges of any kind (“Additional Sums”) as a result of a Tax Event, then the Company is required to pay to the Trust additional sums such that the net amount received and retained by the Trust after paying such Additional Sums will equal the amount the Trust would have received had no such Additional Sums been imposed.

Item 9.01. Financial Statements and Exhibits.

        (d) Exhibits.

        Copies of (i) the Indenture dated as of February 16, 2006 between First M&F Corporation and Wilmington Trust Company, as trustee, and the related form of Debenture; (ii) the Guarantee Agreement by and between First M&F Corporation and Wilmington Trust Company, as trustee for the benefit of the holders from time to time of the $30,000,000 of floating rate Capital Securities issued by First M&F Statutory Trust I; (iii) the Placement Agreement dated as of February 15, 2006 by and among First M&F Corporation, First M&F Statutory Trust I, and FTN Financial Capital Markets; and (iv) the Declaration dated as of February 16, 2006 are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 17, 2006

                                                     FIRST M&F CORPORATION

                                                     By:    /s/ John G. Copeland
                                                           -------------------------------------
                                                     Name:    John G. Copeland
                                                     Title:   Chief Financial Officer

                                                  EXHIBIT 99.1

                                             FIRST M & F CORPORATION,
                                                     as Issuer

                                                     INDENTURE
                                           Dated as of February 16, 2006

                                             WILMINGTON TRUST COMPANY,
                                                    as Trustee

                      FIXED/FLOATING RATE JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES

                                                     DUE 2036

                                                 TABLE OF CONTENTS
                                                                                                               Page

ARTICLE I. DEFINITIONS                                                                                          ..1

         Section 1.1.      Definitions                                                                        ....1

ARTICLE II. DEBENTURES                                                                                          ..8

         Section 2.1.      Authentication and Dating                                                            ..8

         Section 2.7.      Temporary Debentures                                                                  13
         Section 2.8.      Payment of Interest and Additional Interest                                          .13
         Section 2.9.      Cancellation of Debentures Paid, etc                                                ..14
         Section 2.10.     Computation of Interest                                                            ...14
         Section 2.11.     Extension of Interest Payment Period                                                ..16
         Section 2.12.     CUSIP Numbers                                                                        .17
         Section 2.13.     Global Debentures                                                                  ...17

ARTICLE III. PARTICULAR COVENANTS OF THE COMPANY                                                            .....19

         Section 3.1.      Payment of Principal, Premium and Interest; Agreed Treatment of the Debentures      ..19
         Section 3.2.      Offices for Notices and Payments, etc                                                .19
         Section 3.3.      Appointments to Fill Vacancies in Trustee's Office                                    20

         Section 3.9.      Covenants as to the Trust                                                            .22
         Section 3.10.     Additional Junior Indebtedness                                                      ..22

ARTICLE IV. SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE                                    22

         Section 4.1.      Securityholders' Lists                                                            ....22
         Section 4.2.      Preservation and Disclosure of Lists                                                ..23

         Section 5.3.      Application of Moneys Collected by Trustee                                          ..27
         Section 5.4.      Proceedings by Securityholders                                                      ..27
         Section 5.5.      Proceedings by Trustee                                                            ....28
         Section 5.6.      Remedies Cumulative and Continuing; Delay or Omission Not a Waiver                  ..28
         Section 5.7.      Direction of Proceedings and Waiver of Defaults by Majority of Securityholders      ..28
         Section 5.8.      Notice of Defaults                                                                  ..29
         Section 5.9.      Undertaking to Pay Costs                                                            ..29

                                                                      i

ARTICLE VI. CONCERNING THE TRUSTEE                                                                              .29

         Section 6.1.      Duties and Responsibilities of Trustee                                                29
         Section 6.2.      Reliance on Documents, Opinions, etc                                                ..30
         Section 6.3.      No Responsibility for Recitals, etc                                                ...31
         Section 6.4.      Trustee,  Authenticating Agent, Paying Agents, Transfer Agents or Registrar May
                           Own Debentures                                                                        31
         Section 6.5.      Moneys to be Held in Trust                                                            31
         Section 6.6.      Compensation and Expenses of Trustee                                                ..31

         Section 6.10.     Acceptance by Successor Trustee                                                      .34
         Section 6.11.     Succession by Merger, etc                                                            .34
         Section 6.12.     Authenticating Agents                                                            .....35

ARTICLE VII. CONCERNING THE SECURITYHOLDERS                                                                  ....36

         Section 7.1.      Action by Securityholders                                                            .36
         Section 7.2.      Proof of Execution by Securityholders                                                .36
         Section 7.3.      Who Are Deemed Absolute Owners                                                      ..36
         Section 7.4.      Debentures Owned by Company Deemed Not Outstanding                                    37
         Section 7.5.      Revocation of Consents; Future Holders Bound                                          37

ARTICLE VIII. SECURITYHOLDERS' MEETINGS                                                                        ..37

         Section 8.1.      Purposes of Meetings                                                                  37
         Section 8.2.      Call of Meetings by Trustee                                                      .....38
         Section 8.3.      Call of Meetings by Company or Securityholders                                    ....38
         Section 8.4.      Qualifications for Voting                                                            .38
         Section 8.5.      Regulations                                                                        ...38
         Section 8.6.      Voting                                                                              ..38
         Section 8.7.      Quorum; Actions                                                                  .....39

ARTICLE IX. SUPPLEMENTAL INDENTURES                                                                              39

         Section 9.1.      Supplemental Indentures without Consent of Securityholders                        ....39
         Section 9.2.      Supplemental Indentures with Consent of Securityholders                              .41

ARTICLE X. REDEMPTION OF SECURITIES                                                                              42

         Section 10.1.     Optional Redemption                                                                  .42
         Section 10.2.     Special Event Redemption                                                            ..42
         Section 10.3.     Notice of Redemption; Selection of Debentures                                    .....42
         Section 10.4.     Payment of Debentures Called for Redemption                                          .43

                                                                      ii

ARTICLE XII. SATISFACTION AND DISCHARGE OF INDENTURE                                                            .44

         Section 12.4.     Return of Unclaimed Moneys                                                            45

ARTICLE XIII. IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS                                    46

         Section 13.1.     Indenture and Debentures Solely Corporate Obligations                              ...46

ARTICLE XIV. MISCELLANEOUS PROVISIONS                                                                        ....46

         Section 14.1.     Successors                                                                        ....46
         Section 14.2.     Official Acts by Successor Entity                                                .....46
         Section 14.3.     Surrender of Company Powers                                                      .....46
         Section 14.4.     Addresses for Notices, etc                                                            46
         Section 14.5.     Governing Law                                                                        .46
         Section 14.6.     Evidence of Compliance with Conditions Precedent                                    ..47
         Section 14.7.     Table of Contents, Headings, etc                                                      47
         Section 14.8.     Execution in Counterparts                                                            .47
         Section 14.9.     Separability                                                                        ..47
         Section 14.10.    Assignment                                                                        ....47
         Section 14.11.    Acknowledgment of Rights                                                            ..47

ARTICLE XV. SUBORDINATION OF DEBENTURES                                                                        ..48

         Section 15.1.     Agreement to Subordinate                                                            ..48
         Section 15.2.     Default on Senior Indebtedness                                                      ..48
         Section 15.3.     Liquidation, Dissolution, Bankruptcy                                                ..48

Exhibit A         Form of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture
Exhibit B         Form of Certificate to Trustee

                                                                     iii

THIS INDENTURE, dated as of February 16, 2006, between First M & F Corporation, a Mississippi corporation (the “Company”), and Wilmington Trust Company, a Delaware banking corporation, as debenture trustee (the “Trustee”).

WITNESSETH:

WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures due 2036 (the “Debentures”) under this Indenture to provide, among other things, for the execution and authentication, delivery and administration thereof, and the Company has duly authorized the execution of this Indenture; and

WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms, have been done and performed;

NOW, THEREFORE, This Indenture Witnesseth:

In consideration of the premises, and the purchase of the Debentures by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debentures as follows:

ARTICLE I.
DEFINITIONS

Section 1.1. Definitions. The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term “generally accepted accounting principles” means such accounting principles as are generally accepted in the United States at the time of any computation. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Acceleration Event of Default means an Event of Default under Section 5.1(a), (d), (e) or (f), whatever the reason for such Acceleration Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

Additional Interest has the meaning set forth in Section 2.11.

Additional Junior Indebtedness means, without duplication and other than the Debentures, any indebtedness, liabilities or obligations of the Company, or any Subsidiary of the Company, under debt securities (or guarantees in respect of debt securities) initially issued after the date of this Indenture to any trust, or a trustee of a trust, partnership or other entity affiliated with the Company that is, directly or indirectly, a finance subsidiary (as such term is defined in Rule 3a-5 under the Investment Company Act of 1940) or other financing vehicle of the Company or any Subsidiary of the Company in connection with the issuance by that entity of preferred securities or other securities that are eligible to qualify for Tier 1 capital treatment (or its then equivalent) for purposes of the capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Company (or, if the Company is not a bank holding company, such guidelines applied to the Company as if the Company were subject to such guidelines); provided, however, that the inability of the Company to treat all or any portion of the Additional Junior Indebtedness as Tier 1 capital shall not disqualify it as Additional Junior Indebtedness if such inability results from the Company having cumulative preferred stock, minority interests in consolidated subsidiaries, or any other class of security or interest which the Federal Reserve now or may hereafter accord Tier 1 capital treatment (including the Debentures) in excess of the amount which may qualify for treatment as Tier 1 capital under applicable capital adequacy guidelines.

Additional Sums has the meaning set forth in Section 3.6.

Affiliate has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

Applicable Depositary Procedures means, with respect to any transfer or transaction involving a Global Debenture or beneficial interest therein, the rules and procedures of the Depositary for such Debenture, in each case to the extent applicable to such transaction and as in effect from time to time.

Authenticating Agent means any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.12.

Bankruptcy Law means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

Board of Directors means the board of directors or the executive committee or any other duly authorized designated officers of the Company.

Board Resolution means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

Business Day means any day other than a Saturday, Sunday or any other day on which banking institutions in New York City or Wilmington, Delaware are permitted or required by any applicable law or executive order to close.

Capital Securities means undivided beneficial interests in the assets of the Trust which rank pari passu with Common Securities issued by the Trust; provided, however, that upon the occurrence and continuance of an Event of Default (as defined in the Declaration), the rights of holders of such Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of such Capital Securities.

Capital Securities Guarantee means the guarantee agreement that the Company enters into with Wilmington Trust Company, as guarantee trustee, or other Persons that operates directly or indirectly for the benefit of holders of Capital Securities of the Trust.

Capital Treatment Event means the receipt by the Company and the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws, rules or regulations of the United States or any political subdivision thereof or therein, or as the result of any official or administrative pronouncement or action or decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of original issuance of the Debentures, there is more than an insubstantial risk that the Company will not, within 90 days of the date of such opinion, be entitled to treat an amount equal to the aggregate liquidation amount of the Capital Securities as “Tier 1 Capital” (or its then equivalent) for purposes of the capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Company (or if the Company is not a bank holding company or is otherwise not subject to the Federal Reserve’s risk-based capital adequacy guidelines, such guidelines applied to the Company as if the Company were subject to such guidelines); provided, however, that the inability of the Company to treat all or any portion of the liquidation amount of the Capital Securities as Tier l Capital shall not constitute the basis for a Capital Treatment Event, if such inability results from the Company having cumulative preferred stock, minority interests in consolidated subsidiaries, or any other class of security or interest which the Federal Reserve or OTS, as applicable, may now or hereafter accord Tier 1 Capital treatment in excess of the amount which may now or hereafter qualify for treatment as Tier 1 Capital under applicable capital adequacy guidelines; provided further, however, that the distribution of Debentures in connection with the liquidation of the Trust shall not in and of itself constitute a Capital Treatment Event unless such liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

Certificate means a certificate signed by any one of the principal executive officer, the principal financial officer or the principal accounting officer of the Company.

Common Securities means undivided beneficial interests in the assets of the Trust which rank pari passu with Capital Securities issued by the Trust; provided, however, that upon the occurrence and continuance of an Event of Default (as defined in the Declaration), the rights of holders of such Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of such Capital Securities.

Company means First M & F Corporation, a Mississippi corporation, and, subject to the provisions of Article XI, shall include its successors and assigns.

Comparable Treasury Issue means with respect to any Special Redemption Date the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Fixed Rate Period Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Fixed Rate Period Remaining Life. If no United States Treasury security has a maturity which is within a period from three months before to three months after the Interest Payment Date in March 2011, the two most closely corresponding fixed, non-callable United States Treasury securities, as selected by the Quotation Agent, shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month using such securities.

Comparable Treasury Price means (a) the average of five Reference Treasury Dealer Quotations for such Special Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such Quotations.

Coupon Rate has the meaning set forth in Section 2.8.

Debenture or “Debentures” has the meaning stated in the first recital of this Indenture.

Debenture Register has the meaning specified in Section 2.5.

Declaration means the Amended and Restated Declaration of Trust of the Trust, as amended or supplemented from time to time.

Default means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

Defaulted Interest has the meaning set forth in Section 2.8.

Depositary means an organization registered as a clearing agency under the Exchange Act that is designated as Depositary by the Company or any successor thereto. The initial Depositary will be DTC.

Depositary Participant means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

Distribution Period means (i) with respect to interest paid on the first Interest Payment Date, the period beginning on (and including) the date of original issuance and ending on (but excluding) the Interest Payment Date in June 2006 and (ii) thereafter, with respect to interest paid on each successive Interest Payment Date, the period beginning on (and including) the preceding Interest Payment Date and ending on (but excluding) such current Interest Payment Date.

Determination Date has the meaning set forth in Section 2.10.

DTC means the Depository Trust Company, a New York corporation.

Event of Default means any event specified in Section 5.1, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

Extension Period has the meaning set forth in Section 2.11.

Federal Reserve means the Board of Governors of the Federal Reserve System, or its designated district bank, as applicable, and any successor federal agency that is primarily responsible for regulating the activities of bank holding companies.

Fixed Rate Period Remaining Life means, with respect to any Debenture, the period from the Special Redemption Date for such Debenture to the Interest Payment Date in March 2011.

Global Debenture means a security that evidences all or part of the Debentures, the ownership and transfers of which shall be made through book entries by a Depositary.

Indenture means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, or both.

Institutional Trustee has the meaning set forth in the Declaration.

Interest Payment Date means March 15, June 15, September 15 and December 15 of each year during the term of this Indenture, or if such day is not a Business Day, then the next succeeding Business Day (it being understood that interest accrues for any such non-Business Day during the applicable Distribution Period, beginning on or after March 15, 2011), commencing in June 2006.

Interest Rate means for the Distribution Period beginning on (and including) the date of original issuance and ending on (but excluding) the Interest Payment Date in March 2011 the rate per annum of 6.44%, and for each Distribution Period beginning on or after the Interest Payment Date in March 2011, the Coupon Rate for such Distribution Period.

Investment Company Event means the receipt by the Company and the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or, within 90 days of the date of such opinion will be considered an “investment company” that is required to be registered under the Investment Company Act of 1940, as amended which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Debentures.

Liquidation Amount means the stated amount of $1,000.00 per Trust Security.

Maturity Date means March 15, 2036.

Officers’ Certificate means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Vice Chairman, the President, any Managing Director or any Vice President, and by the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 14.6 if and to the extent required by the provisions of such Section.

Opinion of Counsel means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or may be other counsel reasonably satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 14.6 if and to the extent required by the provisions of such Section.

OTS means the Office of Thrift Supervision and any successor federal agency that is primarily responsible for regulating the activities of savings and loan holding companies.

The term outstanding,” when used with reference to Debentures, means, subject to the provisions of Section 7.4, as of any particular time, all Debentures authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except:

(a) Debentures theretofore canceled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

(b) Debentures, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided, however, that, if such Debentures, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as provided in Section 10.3 or provision satisfactory to the Trustee shall have been made for giving such notice; and

(c) Debentures paid pursuant to Section 2.6 or in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.6 unless proof satisfactory to the Company and the Trustee is presented that any such Debentures are held by bona fide holders in due course.

Person means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Predecessor Security of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for purposes of this definition, any Debenture authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

Primary Treasury Dealer means either a nationally recognized primary United States Government securities dealer or an entity of recognized standing in matters pertaining to the quotation of treasury securities that is reasonably acceptable to the Company and the Trustee.

Principal Office of the Trustee,” or other similar term, means the office of the Trustee, at which at any particular time its corporate trust business shall be principally administered, which at the time of the execution of this Indenture shall be Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600, Attention: Corporate Trust Administration.

Quotation Agent means a designee of the Institutional Trustee who shall be a Primary Treasury Dealer.

Redemption Date has the meaning set forth in Section 10.1.

Redemption Price means 100% of the principal amount of the Debentures being redeemed, plus accrued and unpaid interest (including any Additional Interest) on such Debentures to the Redemption Date.

Reference Treasury Dealer means (i) the Quotation Agent and (ii) any other Primary Treasury Dealer selected by the Trustee after consultation with the Company.

Reference Treasury Dealer Quotations means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

Responsible Officer means, with respect to the Trustee, any officer within the Principal Office of the Trustee, including any vice-president, any assistant vice-president, any secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Principal Trust Office of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer’s knowledge of and familiarity with the particular subject.

Securities Act means the Securities Act of 1933, as amended from time to time or any successor legislation.

Securityholder,” “holder of Debentures,” or other similar terms, means any Person in whose name at the time a particular Debenture is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof.

Senior Indebtedness means, with respect to the Company, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for all borrowed and purchased money and (B) indebtedness evidenced by securities, debentures, notes, bonds or other similar instruments issued by the Company; (ii) all capital lease obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement; (iv) all obligations of the Company for the reimbursement of any letter of credit, any banker’s acceptance, any security purchase facility, any repurchase agreement or similar arrangement, any interest rate swap, any other hedging arrangement, any obligation under options or any similar credit or other transaction; (v) all obligations of the Company associated with derivative products such as interest and foreign exchange rate contracts, commodity contracts, and similar arrangements; (vi) all obligations of the type referred to in clauses (i) through (v) above of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise including, without limitation, similar obligations arising from off-balance sheet guarantees and direct credit substitutes; and (vii) all obligations of the type referred to in clauses (i) through (vi) above of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), whether incurred on or prior to the date of this Indenture or thereafter incurred. Notwithstanding the foregoing, “Senior Indebtedness” shall not include (1) any Additional Junior Indebtedness, (2) Debentures issued pursuant to this Indenture and guarantees in respect of such Debentures, (3) trade accounts payable of the Company arising in the ordinary course of business (such trade accounts payable being pari passu in right of payment to the Debentures), or (4) obligations with respect to which (a) in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are pari passu, junior or otherwise not superior in right of payment to the Debentures and (b) the Company, prior to the issuance thereof, has notified (and, if then required under the applicable guidelines of the regulating entity, has received approval from) the Federal Reserve (if the Company is a bank holding company) or the OTS (if the Company is a savings and loan holding company). Senior Indebtedness shall continue to be Senior Indebtedness and be entitled to the subordination provisions irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

Special Event means any of a Capital Treatment Event, an Investment Company Event or a Tax Event.

Special Redemption Date has the meaning set forth in Section 10.2.

Special Redemption Price means (a) if the Special Redemption Date occurs before the Interest Payment Date in March 2011, the greater of (i) 107.5% of the principal amount of the Debentures, plus accrued and unpaid interest (including Additional Interest) on the Debentures to the Special Redemption Date, or (ii) as determined by the Quotation Agent, (A) the sum of the present values of the scheduled payments of principal and interest on the Debentures during the Fixed Rate Period Remaining Life of the Debentures (assuming the Debentures matured on the Interest Payment Date in March 2011) discounted to the Special Redemption Date on a quarterly basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus (B) accrued and unpaid interest (including Additional Interest) on the Debentures to such Special Redemption Date, or (b) if the Special Redemption Date occurs on or after the Interest Payment Date in March 2011, 100% of the principal amount of the Debentures being redeemed, plus accrued and unpaid interest (including any Additional Interest) on such Debentures to the Special Redemption Date.

Subsidiary means with respect to any Person, (i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of the outstanding partnership or similar interests of which shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, “voting stock” means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Tax Event means the receipt by the Company and the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to or change (including any announced prospective change) in the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement (including any private letter ruling, technical advice memorandum, field service advice, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations) (an Administrative Action) or judicial decision interpreting or applying such laws or regulations, regardless of whether such Administrative Action or judicial decision is issued to or in connection with a proceeding involving the Company or the Trust and whether or not subject to review or appeal, which amendment, clarification, change, Administrative Action or decision is enacted, promulgated or announced, in each case on or after the date of original issuance of the Debentures, there is more than an insubstantial risk that: (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures; (ii) interest payable by the Company on the Debentures is not, or within 90 days of the date of such opinion, will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes; or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

3-Month LIBOR has the meaning set forth in Section 2.10.

Telerate Page 3750 has the meaning set forth in Section 2.10.

Treasury Rate means (i) the yield, under the heading which represents the average for the week immediately prior to the date of calculation, appearing in the most recently published statistical release designated H.15 (519) or any successor publication which is published weekly by the Federal Reserve and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Fixed Rate Period Remaining Life (if no maturity is within three months before or after the Fixed Rate Period Remaining Life, yields for the two published maturities most closely corresponding to the Fixed Rate Period Remaining Life shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Special Redemption Date. The Treasury Rate shall be calculated by the Quotation Agent on the third Business Day preceding the Special Redemption Date.

Trust shall mean First M & F Statutory Trust I, a Delaware statutory trust, or any other similar trust created for the purpose of issuing Capital Securities in connection with the issuance of Debentures under this Indenture, of which the Company is the sponsor.

Trust Securities means Common Securities and Capital Securities of the Trust.

Trustee means Wilmington Trust Company, and, subject to the provisions of Article VI hereof, shall also include its successors and assigns as Trustee hereunder.

ARTICLE II.
DEBENTURES

Section 2.1.   Authentication and Dating. Upon the execution and delivery of this Indenture, or from time to time thereafter, Debentures in an aggregate principal amount not in excess of $30,928,000.00 may be executed and delivered by the Company to the Trustee for authentication, and the Trustee, upon receipt of a written authentication order from the Company, shall thereupon authenticate and make available for delivery said Debentures to or upon the written order of the Company, signed by its Chairman of the Board of Directors, Chief Executive Officer, Vice Chairman, the President, one of its Managing Directors or one of its Vice Presidents without any further action by the Company hereunder. Notwithstanding anything to the contrary contained herein, the Trustee shall be fully protected in relying upon the aforementioned authentication order and written order in authenticating and delivering said Debentures. In authenticating such Debentures, and accepting the additional responsibilities under this Indenture in relation to such Debentures, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon:

(a) a copy of any Board Resolution or Board Resolutions relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company, as the case may be; and

(b) an Opinion of Counsel prepared in accordance with Section 14.6 which shall also state:

              (1) that such Debentures,  when  authenticated  and delivered by the Trustee and issued by the Company in each case in the manner and subject to any  conditions  specified  in such  Opinion of  Counsel,  will constitute  valid and  legally  binding  obligations  of the  Company,  subject  to or limited by applicable bankruptcy,  insolvency,  reorganization,  conservatorship,  receivership,  moratorium and other  statutory  or  decisional  laws  relating  to or  affecting  creditors'  rights or the
                  reorganization  of  financial  institutions  (including,   without  limitation,   preference  and
                  fraudulent  conveyance  or  transfer  laws),  heretofore  or  hereafter  enacted  or  in  effect, affecting the rights of creditors generally; and

              (2) that all laws and  requirements  in respect of the execution and delivery by the Company of the Debentures have been complied  with and that  authentication  and delivery of the  Debentures by the Trustee will not violate the terms of this Indenture.

The Trustee shall have the right to decline to authenticate and deliver any Debentures under this Section if the Trustee, being advised in writing by counsel, determines that such action may not lawfully be taken or if a Responsible Officer of the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing holders.

The definitive Debentures shall be typed, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

Section 2.2. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Debentures shall be in substantially the following form:

This is one of the Debentures referred to in the within-mentioned Indenture.

         WILMINGTON TRUST COMPANY, as Trustee

         By
            -----------------------------------
            Authorized Signer

Section 2.3. Form and Denomination of Debentures. The Debentures shall be substantially in the form of Exhibit A attached hereto. The Debentures shall be in registered, certificated form without coupons and in minimum denominations of $100,000.00 and any multiple of $1,000.00 in excess thereof. Any attempted transfer of the Debentures in a block having an aggregate principal amount of less than $100,000.00 shall be deemed to be void and of no legal effect whatsoever. Any such purported transferee shall be deemed not to be a holder of such Debentures for any purpose, including, but not limited to the receipt of payments on such Debentures, and such purported transferee shall be deemed to have no interest whatsoever in such Debentures. The Debentures shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

Section 2.4. Execution of Debentures. The Debentures shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board of Directors, Chief Executive Officer, Vice Chairman, President, one of its Managing Directors or one of its Executive Vice Presidents, Senior Vice Presidents or Vice Presidents. Only such Debentures as shall bear thereon a certificate of authentication substantially in the form herein before recited, executed by the Trustee or the Authenticating Agent by the manual signature of an authorized signer, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or the Authenticating Agent upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

In case any officer of the Company who shall have signed any of the Debentures shall cease to be such officer before the Debentures so signed shall have been authenticated and delivered by the Trustee or the Authenticating Agent, or disposed of by the Company, such Debentures nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Debentures had not ceased to be such officer of the Company; and any Debenture may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Debenture, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

Every Debenture shall be dated the date of its authentication.

Section 2.5. Exchange and Registration of Transfer of Debentures. The Company shall cause to be kept, at the office or agency maintained for the purpose of registration of transfer and for exchange as provided in Section 3.2, a register (the “Debenture Register”) for the Debentures issued hereunder in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration and transfer of all Debentures as in this Article II provided. The Debenture Register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

Debentures to be exchanged may be surrendered at the Principal Office of the Trustee or at any office or agency to be maintained by the Company for such purpose as provided in Section 3.2, and the Company shall execute, the Company or the Trustee shall register and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in exchange therefor the Debenture or Debentures which the Securityholder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Debenture at the Principal Office of the Trustee or at any office or agency of the Company maintained for such purpose as provided in Section 3.2, the Company shall execute, the Company or the Trustee shall register and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in the name of the transferee or transferees a new Debenture for a like aggregate principal amount. Registration or registration of transfer of any Debenture by the Trustee or by any agent of the Company appointed pursuant to Section 3.2, and delivery of such Debenture, shall be deemed to complete the registration or registration of transfer of such Debenture.

All Debentures presented for registration of transfer or for exchange or payment shall (if so required by the Company or the Trustee or the Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee or the Authenticating Agent duly executed by the holder or his attorney duly authorized in writing.

No service charge shall be made for any exchange or registration of transfer of Debentures, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection therewith.

The Company or the Trustee shall not be required to exchange or register a transfer of any Debenture for a period of 15 days next preceding the date of selection of Debentures for redemption.

Notwithstanding anything herein to the contrary, Debentures may not be transferred except in compliance with the restricted securities legend set forth below, unless otherwise determined by the Company, upon the advice of counsel expert in securities law, in accordance with applicable law:

THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A IN ACCORDANCE WITH RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT IN ACCORDANCE WITH THE INDENTURE, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THE SECURITIES OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THE SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING AN AGGREGATE PRINCIPAL AMOUNT OF NOT LESS THAN $100,000.00 AND MULTIPLES OF $1,000.00 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING AN AGGREGATE PRINCIPAL AMOUNT OF LESS THAN $100,000.00 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER.

THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

Section 2.6. Mutilated, Destroyed, Lost or Stolen Debentures. In case any Debenture shall become mutilated or be destroyed, lost or stolen, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, a new Debenture bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.

The Trustee may authenticate any such substituted Debenture and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debenture) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and to the Trustee of the destruction, loss or theft of such Debenture and of the ownership thereof.

Every substituted Debenture issued pursuant to the provisions of this Section 2.6 by virtue of the fact that any such Debenture is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. All Debentures shall be held and owned upon the express condition that, to the extent permitted by applicable law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.7. Temporary Debentures. Pending the preparation of definitive Debentures, the Company may execute and the Trustee shall authenticate and make available for delivery temporary Debentures that are typed, printed or lithographed. Temporary Debentures shall be issuable in any authorized denomination, and substantially in the form of the definitive Debentures in lieu of which they are issued but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Company. Every such temporary Debenture shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debentures. Without unreasonable delay the Company will execute and deliver to the Trustee or the Authenticating Agent definitive Debentures and thereupon any or all temporary Debentures may be surrendered in exchange therefor, at the principal corporate trust office of the Trustee or at any office or agency maintained by the Company for such purpose as provided in Section 3.2, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in exchange for such temporary Debentures a like aggregate principal amount of such definitive Debentures. Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving a registration of transfer the Company may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures authenticated and delivered hereunder.

Section 2.8. Payment of Interest and Additional Interest. Interest at the Interest Rate and any Additional Interest on any Debenture that is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Debentures shall be paid to the Person in whose name said Debenture (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment except that interest and any Additional Interest payable on the Maturity Date shall be paid to the Person to whom principal is paid.

Each Debenture shall bear interest for the period beginning on (and including) the date of original issuance and ending on (but excluding) the Interest Payment Date in March 2011 at a rate per annum of 6.44%, and shall bear interest for each successive Distribution Period beginning on or after the Interest Payment Date in March 2011 at a rate per annum equal to the 3-Month LIBOR, determined as described in Section 2.10, plus 1.33% (the “Coupon Rate”), applied to the principal amount thereof, until the principal thereof becomes due and payable, and on any overdue principal and to the extent that payment of such interest is enforceable under applicable law (without duplication) on any overdue installment of interest (including Additional Interest) at the Interest Rate in effect for each applicable period compounded quarterly. Interest shall be payable (subject to any relevant Extension Period) quarterly in arrears on each Interest Payment Date with the first installment of interest to be paid on the Interest Payment Date in June 2006.

Any interest on any Debenture, including Additional Interest, that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company to the Persons in whose names such Debentures (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing at least 25 days prior to the date of the proposed payment of the amount of Defaulted Interest proposed to be paid on each such Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at its address as it appears in the Debenture Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Debentures (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable.

The Company may make payment of any Defaulted Interest on any Debentures in any other lawful manner after notice given by the Company to the Trustee of the proposed payment method; provided, however, the Trustee in its sole discretion deems such payment method to be practical.

Any interest (including Additional Interest) scheduled to become payable on an Interest Payment Date occurring during an Extension Period shall not be Defaulted Interest and shall be payable on such other date as may be specified in the terms of such Debentures.

The term “regular record date” as used in this Section shall mean the close of business on the 15th Business Day preceding the applicable Interest Payment Date.

Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Debenture.

Section 2.9. Cancellation of Debentures Paid, etc. All Debentures surrendered for the purpose of payment, redemption, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee or any Authenticating Agent, shall be promptly canceled by it, and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All Debentures canceled by any Authenticating Agent shall be delivered to the Trustee. The Trustee shall destroy all canceled Debentures unless the Company otherwise directs the Trustee in writing. If the Company shall acquire any of the Debentures, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are surrendered to the Trustee for cancellation.

Section 2.10. Computation of Interest. The amount of interest payable (i) for any Distribution Period commencing on or after the date of original issuance but before the Interest Payment Date in March 2011 will be computed on the basis of a 360-day year of twelve 30-day months, and (ii) for the Distribution Period commencing on the Interest Payment Date in March 2011 and each succeeding Distribution Period will be calculated by applying the Interest Rate to the principal amount outstanding at the commencement of the Distribution Period on the basis of the actual number of days in the Distribution Period concerned divided by 360. All percentages resulting from any calculations on the Debentures will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or ..09876545) being rounded to 9.87655% (or .0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward)).

(a) "3-Month LIBOR" means the London interbank offered interest rate for three-month, U.S. dollar deposits determined by the Trustee in the following order of priority:

                  (1)      the rate  (expressed  as a  percentage  per annum)  for U.S.  dollar  deposits  having a three-month  maturity  that appears on Telerate  Page 3750 as of  11:00 a.m.  (London time) on the related
         Determination  Date (as defined below).  "Telerate  Page 3750" means the display designated as "Page 3750"
         on the  Moneyline  Telerate  Service or such other page as may replace  Page 3750  on that service or such other  service or services as may be  nominated by the British  Bankers'  Association  as the  information vendor for the purpose of displaying London interbank offered rates for U.S. dollar deposits;

                  (2)      if such rate cannot be identified on the related  Determination  Date,  the Trustee will request the  principal  London  offices of four leading  banks in the London  interbank  market to provide such  banks'  offered  quotations  (expressed  as  percentages  per  annum) to prime  banks in the  London interbank  market for U.S. dollar deposits  having a three-month  maturity as of 11:00 a.m.  (London time)
         on  such  Determination  Date.  If at  least  two  quotations  are  provided,  3-Month  LIBOR  will be the arithmetic mean of such quotations;

                  (3)      if fewer than two such  quotations  are provided as requested in clause (2)  above,  the
         Trustee will request four major New York City banks to provide such banks' offered  quotations  (expressed as percentages  per annum) to leading  European banks for loans in U.S.  dollars as of 11:00 a.m.  (London time) on such  Determination  Date. If at least two such  quotations  are provided,  3-Month LIBOR will be the arithmetic mean of such quotations; and

                  (4)      if fewer than two such  quotations  are  provided  as  requested  in  clause (3)  above,
         3-Month LIBOR will be a 3-Month  LIBOR  determined  with respect to the  Distribution  Period  immediately preceding such current Distribution Period.

If the rate for U.S. dollar deposits having a three-month maturity that initially appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date is superseded on the Telerate Page 3750 by a corrected rate by 12:00 noon (London time) on such Determination Date, then the corrected rate as so substituted on the applicable page will be the applicable 3-Month LIBOR for such Determination Date.

(b) The Interest Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by New York law as the same may be modified by United States law.

(c) "Determination Date" means the date that is two London Banking Days (i.e., a business day in which dealings in deposits in U.S. dollars are transacted in the London interbank market) preceding the particular Distribution Period for which a Coupon Rate is being determined.

(d) The Trustee shall notify the Company, the Institutional Trustee and any securities exchange or interdealer quotation system on which the Capital Securities are listed, of the Coupon Rate and the Determination Date for each Distribution Period, in each case as soon as practicable after the determination thereof but in no event later than the thirtieth (30th) day of the relevant Distribution Period. Failure to notify the Company, the Institutional Trustee or any securities exchange or interdealer quotation system, or any defect in said notice, shall not affect the obligation of the Company to make payment on the Debentures at the applicable Coupon Rate. Any error in the calculation of the Coupon Rate by the Trustee may be corrected at any time by notice delivered as above provided. Upon the request of a holder of a Debenture, the Trustee shall provide the Coupon Rate then in effect and, if determined, the Coupon Rate for the next Distribution Period.

(e) Subject to the corrective rights set forth above, all certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions relating to the payment and calculation of interest on the Debentures and distributions on the Capital Securities by the Trustee or the Institutional Trustee will (in the absence of willful default, bad faith and manifest error) be final, conclusive and binding on the Trust, the Company and all of the holders of the Debentures and the Capital Securities, and no liability shall (in the absence of willful default, bad faith or manifest error) attach to the Trustee or the Institutional Trustee in connection with the exercise or non-exercise by either of them or their respective powers, duties and discretion.

Section 2.11. Extension of Interest Payment Period. So long as no Acceleration Event of Default has occurred and is continuing, the Company shall have the right, from time to time, and without causing an Event of Default, to defer payments of interest on the Debentures by extending the interest payment period on the Debentures at any time and from time to time during the term of the Debentures, for up to 20 consecutive quarterly periods (each such extended interest payment period, an “Extension Period”), during which Extension Period no interest (including Additional Interest) shall be due and payable (except any Additional Sums that may be due and payable). No Extension Period may end on a date other than an Interest Payment Date. During an Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest will accrue at an annual rate equal to the Interest Rate in effect for such Extension Period, compounded quarterly from the date such interest would have been payable were it not for the Extension Period, to the extent permitted by law (such interest referred to herein as “Additional Interest”). At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Debentures (together with Additional Interest thereon); provided, however, that no Extension Period may extend beyond the Maturity Date; provided further, however, that during any such Extension Period, the Company shall not and shall not permit any Affiliate to (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company’s or such Affiliate’s capital stock (other than payments of dividends or distributions to the Company) or make any guarantee payments with respect to the foregoing or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company or any Affiliate that rank pari passu in all respects with or junior in interest to the Debentures (other than, with respect to clauses (i) or (ii) above, (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of any exchange or conversion of any class or series of the Company’s capital stock (or any capital stock of a subsidiary of the Company) for any class or series of the Company’s capital stock or of any class or series of the Company’s indebtedness for any class or series of the Company’s capital stock, (c) the purchase of fractional interests in shares of the

Company’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any stockholders’ rights plan, or the issuance of rights, stock or other property under any stockholders’ rights plan, or the redemption or repurchase of rights pursuant thereto, (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock and any cash payments in lieu of fractional shares issued in connection therewith, or (f) payments under the Capital Securities Guarantee). Prior to the termination of any Extension Period, the Company may further extend such period, provided that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. Upon the termination of any Extension Period and upon the payment of all accrued and unpaid interest and Additional Interest, the Company may commence a new Extension Period, subject to the foregoing requirements. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest to the extent permitted by applicable law. The Company must give the Trustee notice of its election to begin or extend an Extension Period by the close of business at least 15 Business Days prior to the Interest Payment Date with respect to which interest on the Debentures would have been payable except for the election to begin or extend such Extension Period. The Trustee shall give notice of the Company’s election to begin a new Extension Period to the Securityholders.

Section 2.12. CUSIP Numbers. The Company in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Securityholders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the CUSIP numbers.

Section 2.13. Global Debentures.

(a) Upon the election of the holder of outstanding Debentures, which election need not be in writing, the Debentures owned by such holder shall be issued in the form of one or more Global Debentures registered in the name of the Depositary or its nominee. Each Global Debenture issued under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Debenture or a nominee thereof, delivered to such Depositary or a nominee thereof or custodian therefor and shall contain such legends as may be required by the Depositary and each such Global Debenture shall constitute a single Debenture for all purposes of this Indenture.

(b) Notwithstanding any other provision in this Indenture, no Global Debenture may be exchanged in whole or in part for Debentures registered, and no transfer of a Global Debenture in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Debenture or a nominee thereof unless (i) such Depositary advises the Trustee and the Company in writing that such Depositary is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Global Debenture, and no qualified successor is appointed by the Company within ninety (90) days of receipt by the Company of such notice, (ii) such Depositary ceases to be a clearing agency registered under the Exchange Act and no successor is appointed by the Company within ninety (90) days after obtaining knowledge of such event, (iii) the Company executes and delivers to the Trustee a Company order stating that the Company elects to terminate the book-entry system through the Depositary or (iv) an Event of Default shall have occurred and be continuing. Upon the occurrence of any event specified in clause (i), (ii), (iii) or (iv) above, the Trustee shall notify the Depositary and instruct the Depositary to notify all owners of beneficial interests in such Global Debenture of the occurrence of such event and of the availability of Debentures to such owners of beneficial interests requesting the same. Upon the issuance of such Debentures and the registration in the Debenture Register of such Debentures in the names of the holders of the beneficial interests therein, the Trustee shall recognize such holders of beneficial interests as holders.

(c) If any Global Debenture is to be exchanged for other Debentures or canceled in part, or if another Debenture is to be exchanged in whole or in part for a beneficial interest in any Global Debenture, then either (i) such Global Debenture shall be so surrendered for exchange or cancellation as provided in this Article II or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Debentures to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Debenture registrar, whereupon the Trustee, in accordance with the Applicable Depositary Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Debenture by the Depositary, accompanied by registration instructions, the Company shall execute and the Trustee shall authenticate and deliver any Debentures issuable in exchange for such Global Debenture (or any portion thereof) in accordance with the instructions of the Depositary. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

(d) Every Debenture authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Debenture or any portion thereof shall be authenticated and delivered in the form of, and shall be, a Global Debenture, unless such Debenture is registered in the name of a Person other than the Depositary for such Global Debenture or a nominee thereof.

(e) Debentures distributed to holders of Book-Entry Capital Securities (as defined in the Declaration) upon the dissolution of the Trust shall be distributed in the form of one or more Global Debentures registered in the name of a Depositary or its nominee, and deposited with the Debentures registrar, as custodian for such Depositary, or with such Depositary, for credit by the Depositary to the respective accounts of the beneficial owners of the Debentures represented thereby (or such other accounts as they may direct). Debentures distributed to holders of Capital Securities other than Book-Entry Capital Securities upon the dissolution of the Trust shall not be issued in the form of a Global Debenture or any other form intended to facilitate book-entry trading in beneficial interests in such Debentures.

(f) The Depositary or its nominee, as the registered owner of a Global Debenture, shall be the holder of such Global Debenture for all purposes under this Indenture and the Debentures, and owners of beneficial interests in a Global Debenture shall hold such interests pursuant to the Applicable Depositary Procedures. Accordingly, any such owner's beneficial interest in a Global Debenture shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Depositary Participants. The Debentures registrar and the Trustee shall be entitled to deal with the Depositary for all purposes under this Indenture relating to a Global Debenture (including the payment of principal and interest thereon and the giving of instructions or directions by owners of beneficial interests therein and the giving of notices) as the sole holder of the Debenture and shall have no obligations to the owners of beneficial interests therein. Neither the Trustee nor the Debentures registrar shall have any liability in respect of any transfers effected by the Depositary.

(g) The rights of owners of beneficial interests in a Global Debenture shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its Depositary Participants.

(h) No holder of any beneficial interest in any Global Debenture held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Debenture, and such Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Global Debenture for all purposes whatsoever. None of the Company, the Trustee nor any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Debenture or maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as holder of any Debenture.

ARTICLE III.
PARTICULAR COVENANTS OF THE COMPANY

Section 3.1. Payment of Principal, Premium and Interest; Agreed Treatment of the Debentures.

(a) The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest and any Additional Interest and other payments on the Debentures at the place, at the respective times and in the manner provided in this Indenture and the Debentures. Each installment of interest on the Debentures may be paid (i) by mailing checks for such interest payable to the order of the holders of Debentures entitled thereto as they appear on the registry books of the Company if a request for a wire transfer has not been received by the Company or (ii) by wire transfer to any account with a banking institution located in the United States designated in writing by such Person to the paying agent no later than the related record date. Notwithstanding the foregoing, so long as the holder of this Debenture is the Institutional Trustee, the payment of the principal of and interest on this Debenture will be made in immediately available funds at such place and to such account as may be designated by the Institutional Trustee.

(b) The Company will treat the Debentures as indebtedness, and the amounts payable in respect of the principal amount of such Debentures as interest, for all United States federal income tax purposes. All payments in respect of such Debentures will be made free and clear of United States withholding tax to any beneficial owner thereof that has provided an Internal Revenue Service Form W8 BEN (or any substitute or successor form) establishing its non-United States status for United States federal income tax purposes.

(c) As of the date of this Indenture, the Company has no present intention to exercise its right under Section 2.11 to defer payments of interest on the Debentures by commencing an Extension Period.

(d) As of the date of this Indenture, the Company believes that the likelihood that it would exercise its right under Section 2.11 to defer payments of interest on the Debentures by commencing an Extension Period at any time during which the Debentures are outstanding is remote because of the restrictions that would be imposed on the Company's ability to declare or pay dividends or distributions on, or to redeem, purchase or make a liquidation payment with respect to, any of its outstanding equity and on the Company's ability to make any payments of principal of or interest on, or repurchase or redeem, any of its debt securities that rank pari passu in all respects with (or junior in interest to) the Debentures.

Section 3.2. Offices for Notices and Payments, etc. So long as any of the Debentures remain outstanding, the Company will maintain in Wilmington, Delaware, an office or agency where the Debentures may be presented for payment, an office or agency where the Debentures may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Debentures or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee, or specified as contemplated by Section 2.5, such office or agency for all of the above purposes shall be the office or agency of the Trustee. In case the Company shall fail to maintain any such office or agency in Wilmington, Delaware, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Trustee.

In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside Wilmington, Delaware, where the Debentures may be presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in Wilmington, Delaware, for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

Section 3.3. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.9, a Trustee, so that there shall at all times be a Trustee hereunder.

Section 3.4. Provision as to Paying Agent.

(a) If the Company shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.4,

              (1) that it will hold all sums held by it as such agent for the payment of the  principal of and  premium,  if any,  or  interest,  if any,  on the  Debentures  (whether  such sums have been paid to it by the
                  Company or by any other  obligor on the  Debentures)  in trust for the  benefit of the holders of the Debentures;

              (2) that it will give the  Trustee  prompt  written  notice of any  failure  by the  Company  (or by any other obligor on the  Debentures)  to make any  payment of the  principal  of and  premium,  if any, or interest, if any, on the Debentures when the same shall be due and payable; and

              (3) that it will,  at any time during the  continuance  of any Event of Default,  upon the written  request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

(b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest or other payments, if any, on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures a sum sufficient to pay such principal, premium, interest or other payments so becoming due and will notify the Trustee in writing of any failure to take such action and of any failure by the Company (or by any other obligor under the Debentures) to make any payment of the principal of and premium, if any, or interest or other payments, if any, on the Debentures when the same shall become due and payable.

Whenever the Company shall have one or more paying agents for the Debentures, it will, on or prior to each due date of the principal of and premium, if any, or interest, if any, on the Debentures, deposit with a paying agent a sum sufficient to pay the principal, premium, interest or other payments so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless such paying agent is the Trustee) the Company shall promptly notify the Trustee in writing of its action or failure to act.

(c) Anything in this Section 3.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Debentures, or for any other reason, pay, or direct any paying agent to pay to the Trustee all sums held in trust by the Company or any such paying agent, such sums to be held by the Trustee upon the trusts herein contained.

(d) Anything in this Section 3.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.4 is subject to Sections 12.3 and 12.4.

Section 3.5. Certificate to Trustee. The Company will deliver to the Trustee on or before 120 days after the end of each fiscal year, so long as Debentures are outstanding hereunder, a Certificate stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default during such fiscal year by the Company in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature and status thereof. A form of this Certificate is attached hereto as Exhibit B.

Section 3.6. Additional Sums. If and for so long as the Trust is the holder of all Debentures and the Trust is required to pay any additional taxes (including withholding taxes), duties, assessments or other governmental charges as a result of a Tax Event, the Company will pay such additional amounts (“Additional Sums”) on the Debentures as shall be required so that the net amounts received and retained by the Trust after paying taxes (including withholding taxes), duties, assessments or other governmental charges will be equal to the amounts the Trust would have received if no such taxes, duties, assessments or other governmental charges had been imposed. Whenever in this Indenture or the Debentures there is a reference in any context to the payment of principal of or interest on the Debentures, such mention shall be deemed to include mention of payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made; provided, however, that the deferral of the payment of interest during an Extension Period pursuant to Section 2.11 shall not defer the payment of any Additional Sums that may be due and payable.

Section 3.7. Compliance with Consolidation Provisions. The Company will not, while any of the Debentures remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other Person unless the provisions of Article XI hereof are complied with.

Section 3.8. Limitation on Dividends. If Debentures are initially issued to the Trust or a trustee of such Trust in connection with the issuance of Trust Securities by the Trust (regardless of whether Debentures continue to be held by such Trust) and (i) there shall have occurred and be continuing an Event of Default, (ii) the Company shall be in default with respect to its payment of any obligations under the Capital Securities Guarantee, or (iii) the Company shall have given notice of its election to defer payments of interest on the Debentures by extending the interest payment period as provided herein and such period, or any extension thereof, shall be continuing, then the Company shall not, and shall not allow any Affiliate of the Company to, (x) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company’s capital stock or its Affiliates’ capital stock (other than payments of dividends or distributions to the Company) or make any guarantee payments with respect to the foregoing or (y) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company or any Affiliate that rank pari passu in all respects with or junior in interest to the Debentures (other than, with respect to clauses (x) and (y) above, (1) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, if any, (2) as a result of any exchange or conversion of any class or series of the Company’s capital stock (or any capital stock of a subsidiary of the Company) for any class or series of the Company’s capital stock or of any class or series of the Company’s indebtedness for any class or series of the Company’s capital stock, (3) the purchase of fractional interests in shares of the Company’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (4) any declaration of a dividend in connection with any stockholders’ rights plan, or the issuance of rights, stock or other property under any stockholders’ rights plan, or the redemption or repurchase of rights pursuant thereto, (5) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock and any cash payments in lieu of fractional shares issued in connection therewith, or (6) payments under the Capital Securities Guarantee).

Section 3.9. Covenants as to the Trust. For so long as the Trust Securities remain outstanding, the Company shall maintain 100% ownership of the Common Securities; provided, however, that any permitted successor of the Company under this Indenture may succeed to the Company’s ownership of such Common Securities. The Company, as owner of the Common Securities, shall, except in connection with a distribution of Debentures to the holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, cause the Trust (a) to remain a statutory trust, (b) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes, and (c) to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Debentures.

Section 3.10. Additional Junior Indebtedness. The Company shall not, and it shall not cause or permit any Subsidiary of the Company to, incur, issue or be obligated on any Additional Junior Indebtedness, either directly or indirectly, by way of guarantee, suretyship or otherwise, other than Additional Junior Indebtedness (i) that, by its terms, is expressly stated to be either junior and subordinate or pari passu in all respects to the Debentures, and (ii) of which the Company has notified (and, if then required under the applicable guidelines of the regulating entity, has received approval from) the Federal Reserve, if the Company is a bank holding company, or the OTS, if the Company is a savings and loan holding company.

ARTICLE IV.
SECURITYHOLDERS' LISTS AND REPORTS
BY THE COMPANY AND THE TRUSTEE

Section 4.1. Securityholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

(a) on each regular record date for the Debentures, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders of the Debentures as of such record date; and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

except that no such lists need be furnished under this Section 4.1 so long as the Trustee is in possession thereof by reason of its acting as Debenture registrar.

Section 4.2. Preservation and Disclosure of Lists.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures (1) contained in the most recent list furnished to it as provided in Section 4.1 or (2) received by it in the capacity of Debentures registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

(b) In case three or more holders of Debentures (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least 6 months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Debentures with respect to their rights under this Indenture or under such Debentures and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within 5 Business Days after the receipt of such application, at its election, either:

            (1)   afford such applicants  access to the information  preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2, or

            (2)   inform such  applicants as to the  approximate  number of holders of Debentures  whose names and addresses appear  in the  information  preserved  at the  time  by  the  Trustee  in  accordance  with  the provisions of subsection (a)  of this  Section 4.2,  and as to the approximate cost of mailing to such  Securityholders  the  form of  proxy  or other  communication,  if any,  specified  in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, if permitted or required by applicable law, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of all Debentures, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, as permitted or required by applicable law, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

(c) Each and every holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debentures in accordance with the provisions of subsection (b) of this Section 4.2, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

ARTICLE V.
REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
UPON AN EVENT OF DEFAULT

Section 5.1. Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) the Company defaults in the payment of any interest upon any Debenture, including any Additional Interest in respect thereof, following the nonpayment of any such interest for twenty or more consecutive Distribution Periods; or

(b) the Company defaults in the payment of all or any part of the principal of (or premium, if any, on) any Debentures as and when the same shall become due and payable either at maturity, upon redemption, by declaration of acceleration or otherwise; or

(c) the Company defaults in the performance of, or breaches, any of its covenants or agreements in this Indenture or in the terms of the Debentures established as contemplated in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Debentures, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

(d) a court of competent jurisdiction shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

(e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

(f) the Trust shall have voluntarily or involuntarily liquidated, dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of the Debentures to holders of such Trust Securities in liquidation of their interests in the Trust, (ii) the redemption of all of the outstanding Trust Securities or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

If an Acceleration Event of Default occurs and is continuing with respect to the Debentures, then, and in each and every such case, unless the principal of the Debentures shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal of the Debentures and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default under Section 5.1(b) or (c) occurs and is continuing with respect to the Debentures, then, and in each and every such case, unless the principal of the Debentures shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Securityholders), may proceed to remedy the default or breach thereunder by such appropriate judicial proceedings as the Trustee or such holders shall deem most effectual to remedy the defaulted covenant or enforce the provisions of this Indenture so breached, either by suit in equity or by action at law, for damages or otherwise.

The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debentures and the principal of and premium, if any, on the Debentures which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and Additional Interest) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other amounts due to the Trustee pursuant to Section 6.6, if any, and (ii) all Events of Default under this Indenture, other than the non-payment of the principal of or premium, if any, on Debentures which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then and in every such case the holders of a majority in aggregate principal amount of the Debentures then outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Debentures shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Debentures shall continue as though no such proceeding had been taken.

Section 5.2. Payment of Debentures on Default; Suit Therefor. The Company covenants that upon the occurrence of an Event of Default pursuant to Section 5.1(a) or (b) then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debentures the whole amount that then shall have become due and payable on all Debentures for principal and premium, if any, or interest, or both, as the case may be, with Additional Interest accrued on the Debentures (to the extent that payment of such interest is enforceable under applicable law and, if the Debentures are held by the Trust or a trustee of such Trust, without duplication of any other amounts paid by the Trust or a trustee in respect thereof); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any other amounts due to the Trustee under Section 6.6. In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Debentures and collect in the manner provided by law out of the property of the Company or any other obligor on such Debentures wherever situated the moneys adjudged or decreed to be payable.

In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debentures under Bankruptcy Law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Debentures, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.2, shall be entitled and empowered, by intervention in such proceedings or otherwise,

         (i)      to file and prove a claim or claims for the whole  amount of  principal  and  interest  owing and unpaid in respect of the Debentures,

         (ii)     in case of any judicial  proceedings,  to file such proofs of claim and other papers or documents as may be  necessary  or  advisable  in order to have the claims of the  Trustee  (including  any claim  for  reasonable  compensation  to the  Trustee  and each  predecessor  Trustee,  and their respective agents,  attorneys and counsel,  and for reimbursement of all other amounts due to the
                  Trustee under  Section 6.6),  and of the  Securityholders  allowed in such  judicial  proceedings relative to the Company or any other obligor on the  Debentures,  or to the creditors or property of the Company or such other obligor,  unless  prohibited by applicable law and  regulations,  to vote on behalf  of the  holders  of the  Debentures  in any  election  of a trustee  or a standby
                  trustee  in  arrangement,   reorganization,   liquidation  or  other   bankruptcy  or  insolvency
                  proceedings or Person performing similar functions in comparable proceedings,

         (iii)    to collect and receive any moneys or other  property  payable or  deliverable on any such claims,
                  and

         (iv)     to distribute the same after the deduction of its charges and expenses.
Any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other amounts due to the Trustee under Section 6.6.

Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

All rights of action and of asserting claims under this Indenture, or under any of the Debentures, may be enforced by the Trustee without the possession of any of the Debentures, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Debentures.

In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Debentures, and it shall not be necessary to make any holders of the Debentures parties to any such proceedings.

Section 5.3. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Debentures in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

First: To the payment of costs and expenses incurred by, and reasonable fees of, the Trustee, its agents, attorneys and counsel, and of all other amounts due to the Trustee under Section 6.6;

Second: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article XV;

Third: To the payment of the amounts then due and unpaid upon Debentures for principal (and premium, if any), and interest on the Debentures, in respect of which or for the benefit of which money has been collected, ratably, without preference or priority of any kind, according to the amounts due on such Debentures (including Additional Interest); and

Fourth: The balance, if any, to the Company.

Section 5.4. Proceedings by Securityholders. No holder of any Debenture shall have any right to institute any suit, action or proceeding for any remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default with respect to the Debentures and unless the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding shall have given the Trustee a written request to institute such action, suit or proceeding and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding.

Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Debenture to receive payment of the principal of, premium, if any, and interest, on such Debenture when due, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Debenture hereunder it is expressly understood, intended and covenanted by the taker and holder of every Debenture with every other such taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatsoever by virtue or by availing itself of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 5.5. Proceedings by Trustee. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 5.6. Remedies Cumulative and Continuing; Delay or Omission Not a Waiver. Except as otherwise provided in Section 2.6, all powers and remedies given by this Article V to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Debentures, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Debentures, and no delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right, remedy or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right, remedy or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.4, every power and remedy given by this Article V or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee (in accordance with its duties under Section 6.1) or by the Securityholders.

Section 5.7. Direction of Proceedings and Waiver of Defaults by Majority of Securityholders. The holders of a majority in aggregate principal amount of the Debentures affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such Debentures; provided, however, that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if a Responsible Officer of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability.

The holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive (or modify any previously granted waiver of) any past default or Event of Default, and its consequences, except a default (a) in the payment of principal of, premium, if any, or interest on any of the Debentures, (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Debenture affected, or (c) in respect of the covenants contained in Section 3.9; provided, however, that if the Debentures are held by the Trust or a trustee of such trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in Liquidation Amount of Trust Securities of the Trust shall have consented to such waiver or modification to such waiver, provided, further, that if the consent of the holder of each outstanding Debenture is required, such waiver shall not be effective until each holder of the Trust Securities of the Trust shall have consented to such waiver. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section, said default or Event of Default shall for all purposes of the Debentures and this Indenture be deemed to have been cured and to be not continuing.

Section 5.8. Notice of Defaults. The Trustee shall, within 90 days after the actual knowledge by a Responsible Officer of the Trustee of the occurrence of a default with respect to the Debentures, mail to all Securityholders, as the names and addresses of such holders appear upon the Debenture Register, notice of all defaults with respect to the Debentures known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term “defaults” for the purpose of this Section 5.8 being hereby defined to be the events specified in clauses (a), (b), (c), (d), (e) and (f) of Section 5.1, not including periods of grace, if any, provided for therein); provided, however, that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Debentures, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders.

Section 5.9. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 5.9 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Debentures outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debenture against the Company on or after the same shall have become due and payable.

ARTICLE VI.
CONCERNING THE TRUSTEE

Section 6.1. Duties and Responsibilities of Trustee. With respect to the holders of Debentures issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Debentures and after the curing or waiving of all Events of Default which may have occurred, with respect to the Debentures, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to the Debentures has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(a) prior to the occurrence of an Event of Default with respect to Debentures and after the curing or waiving of all Events of Default which may have occurred

             (1)  the duties and  obligations  of the Trustee with respect to Debentures  shall be determined  solely by the express  provisions  of this  Indenture,  and the  Trustee  shall  not be liable  except  for the performance of such duties and  obligations  with respect to the  Debentures as are  specifically set forth in this  Indenture,  and no implied  covenants or  obligations  shall be read into this
                  Indenture against the Trustee, and

             (2)  in the  absence of bad faith on the part of the  Trustee,  the Trustee may  conclusively  rely,  as to the truth  of the  statements  and the  correctness  of the  opinions  expressed  therein,  upon  any certificates  or opinions  furnished to the Trustee and  conforming to the  requirements  of this
                  Indenture;  but, in the case of any such  certificates or opinions which by any provision  hereof are  specifically  required to be furnished to the Trustee,  the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

(b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

(c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.7, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is ground for believing that the repayment of such funds or liability is not assured to it under the terms of this Indenture or indemnity satisfactory to the Trustee against such risk is not reasonably assured to it.

Section 6.2. Reliance on Documents, Opinions, etc. Except as otherwise provided in Section 6.1:

(a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

(c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to the Debentures (that has not been cured or waived) to exercise with respect to Debentures such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of not less than a majority in aggregate principal amount of the outstanding Debentures affected thereby; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care; and

(h) with the exceptions of defaults under Sections 5.1(a) or (b), the Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Debentures unless a written notice of such Default or Event of Default shall have been given to the Trustee by the Company or any other obligor on the Debentures or by any holder of the Debentures.

Section 6.3. No Responsibility for Recitals, etc. The recitals contained herein and in the Debentures (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company, and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Debentures or the proceeds of any Debentures authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

Section 6.4. Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Debentures. The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Debenture registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent or Debenture registrar.

Section 6.5. Moneys to be Held in Trust. Subject to the provisions of Section 12.4, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President, a Managing Director, a Vice President, the Treasurer or an Assistant Treasurer of the Company.

Section 6.6. Compensation and Expenses of Trustee. The Company covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or willful misconduct. For purposes of clarification, this Section 6.6 does not contemplate the payment by the Company of acceptance or annual administration fees owing to the Trustee pursuant to the services to be provided by the Trustee under this Indenture or the fees and expenses of the Trustee’s counsel in connection with the closing of the transactions contemplated by this Indenture. The Company also covenants to indemnify each of the Trustee or any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or willful misconduct on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability. The obligations of the Company under this Section 6.6 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debentures.

Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(d), (e) or (f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

The provisions of this Section shall survive the resignation or removal of the Trustee and the defeasance or other termination of this Indenture.

Notwithstanding anything in this Indenture or any Debenture to the contrary, the Trustee shall have no obligation whatsoever to advance funds to pay any principal of or interest on or other amounts with respect to the Debentures or otherwise advance funds to or on behalf of the Company.

Section 6.7. Officers' Certificate as Evidence. Except as otherwise provided in Sections 6.1 and 6.2, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers’ Certificate delivered to the Trustee, and such certificate, in the absence of negligence or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 6.8. Eligibility of Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia or a corporation or other Person authorized under such laws to exercise corporate trust powers, having (or whose obligations under this Indenture are guaranteed by an affiliate having) a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000.00) and subject to supervision or examination by federal, state, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.8 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent records of condition so published.

The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee.

In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.8, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.9.

If the Trustee has or shall acquire any “conflicting interest” within the meaning of § 310(b) of the Trust Indenture Act of 1939, the Trustee shall either eliminate such interest or resign, to the extent and in the manner described by this Indenture.

Section 6.9. Resignation or Removal of Trustee

(a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof, at the Company's expense, to the holders of the Debentures at their addresses as they shall appear on the Debenture Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, executed by order of its Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 5.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

(b) In case at any time any of the following shall occur --

                  (1)  the Trustee shall fail to comply with the  provisions of  Section 6.8  after written  request  therefor by the  Company  or by any  Securityholder  who  has  been a bona  fide  holder  of a  Debenture  or
                  Debentures for at least 6 months, or

                  (2)  the Trustee shall cease to be eligible in accordance  with the  provisions of  Section 6.8  and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

                  (3)  the Trustee  shall  become  incapable  of acting,  or shall be adjudged  as  bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer shall take
                  charge  or  control  of  the  Trustee  or  of  its   property  or  affairs  for  the  purpose  of
                  rehabilitation, conservation or liquidation,

then, in any such case, the Company may remove the Trustee and appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 5.9, any
Securityholder who has been a bona fide holder of a Debenture or Debentures for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint successor Trustee.

(c) Upon prior written notice to the Company and the Trustee, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may at any time remove the Trustee and nominate a successor Trustee, which shall be deemed appointed as successor Trustee unless within 10 Business Days after such nomination the Company objects thereto, in which case, or in the case of a failure by such holders to nominate a successor Trustee, the Trustee so removed or any Securityholder, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.9 provided, may petition any court of competent jurisdiction for an appointment of a successor.

(d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 6.10.

Section 6.10. Acceptance by Successor Trustee. Any successor Trustee appointed as provided in Section 6.9 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to the Debentures of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.6, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee thereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

If a successor Trustee is appointed, the Company, the retiring Trustee and the successor Trustee shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the Trust hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 6.8.

In no event shall a retiring Trustee be liable for the acts or omissions of any successor Trustee hereunder.

Upon acceptance of appointment by a successor Trustee as provided in this Section 6.10, the Company shall mail notice of the succession of such Trustee hereunder to the holders of Debentures at their addresses as they shall appear on the Debenture Register. If the Company fails to mail such notice within 10 Business Days after the acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

Section 6.11. Succession by Merger, etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided such corporation shall be otherwise eligible and qualified under this Article.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Debentures shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee may authenticate such Debentures either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debentures or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Debentures in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 6.12. Authenticating Agents. There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Company with power to act on its behalf and subject to its direction in the authentication and delivery of Debentures issued upon exchange or registration of transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Debentures; provided, however, that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Debentures. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $50,000,000.00 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.12 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.12 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to the Debentures by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.12, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent eligible under this Section 6.12, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of Debentures as the names and addresses of such holders appear on the Debenture Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities with respect to the Debentures of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

The Company agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

ARTICLE VII.
CONCERNING THE SECURITYHOLDERS

Section 7.1. Action by Securityholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Debentures voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article VIII, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders or (d) by any other method the Trustee deems satisfactory.

If the Company shall solicit from the Securityholders any request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, the Company may, at its option, as evidenced by an Officers’ Certificate, fix in advance a record date for such Debentures for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Debentures have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action or revocation of the same, and for that purpose the outstanding Debentures shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than 6 months after the record date.

Section 7.2. Proof of Execution by Securityholders. Subject to the provisions of Section 6.1, 6.2 and 8.5, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Debentures shall be proved by the Debenture Register or by a certificate of the Debenture registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

The record of any Securityholders’ meeting shall be proved in the manner provided in Section 8.6.

Section 7.3. Who Are Deemed Absolute Owners. Prior to due presentment for registration of transfer of any Debenture, the Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Debenture registrar may deem the Person in whose name such Debenture shall be registered upon the Debenture Register to be, and may treat him as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Debenture and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Debenture registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Debenture.

Section 7.4. Debentures Owned by Company Deemed Not Outstanding. In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent or waiver under this Indenture, Debentures which are owned by the Company or any other obligor on the Debentures or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided, however, that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Debentures which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to vote such Debentures and that the pledgee is not the Company or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

Section 7.5. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action, any holder (in cases where no record date has been set pursuant to Section 7.1) or any holder as of an applicable record date (in cases where a record date has been set pursuant to Section 7.1) of a Debenture (or any Debenture issued in whole or in part in exchange or substitution therefor) the serial number of which is shown by the evidence to be included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee at the Principal Office of the Trustee and upon proof of holding as provided in Section 7.2, revoke such action so far as concerns such Debenture (or so far as concerns the principal amount represented by any exchanged or substituted Debenture). Except as aforesaid any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture, and of any Debenture issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon such Debenture or any Debenture issued in exchange or substitution therefor.

ARTICLE VIII.
SECURITYHOLDERS' MEETINGS

Section 8.1. Purposes of Meetings. A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article VIII for any of the following purposes:

(a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article V;

(b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VI;

(c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.2; or

(d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Debentures under any other provision of this Indenture or under applicable law.

Section 8.2. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 8.1, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Debentures affected at their addresses as they shall appear on the Debentures Register and, if the Company is not a holder of Debentures, to the Company. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

Section 8.3. Call of Meetings by Company or Securityholders. In case at any time the Company pursuant to a Board Resolution, or the holders of at least 10% in aggregate principal amount of the Debentures, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 8.1, by mailing notice thereof as provided in Section 8.2.

Section 8.4. Qualifications for Voting. To be entitled to vote at any meeting of Securityholders a Person shall (a) be a holder of one or more Debentures with respect to which the meeting is being held or (b) a Person appointed by an instrument in writing as proxy by a holder of one or more such Debentures. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 8.5. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.3, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

Subject to the provisions of Section 7.4, at any meeting each holder of Debentures with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000.00 principal amount of Debentures held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.2 or 8.3 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

Section 8.6. Voting. The vote upon any resolution submitted to any meeting of holders of Debentures with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.2. The record shall show the serial numbers of the Debentures voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 8.7. Quorum; Actions. The Persons entitled to vote a majority in principal amount of the Debentures then outstanding shall constitute a quorum for a meeting of Securityholders; provided, however, that if any action is to be taken at such meeting with respect to a consent, waiver, request, demand, notice, authorization, direction or other action which may be given by the holders of not less than a specified percentage in principal amount of the Debentures then outstanding, the Persons holding or representing such specified percentage in principal amount of the Debentures then outstanding will constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Securityholders, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the permanent chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the permanent chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.2, except that such notice need be given only once not less than 5 days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Debentures then outstanding which shall constitute a quorum.

Except as limited by the provisos in the first paragraph of Section 9.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the holders of a majority in principal amount of the Debentures then outstanding; provided, however, that, except as limited by the provisos in the first paragraph of Section 9.2, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action which this Indenture expressly provides may be given by the holders of not less than a specified percentage in principal amount of the Debentures then outstanding may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the holders of a not less than such specified percentage in principal amount of the Debentures then outstanding.

Any resolution passed or decision taken at any meeting of holders of Debentures duly held in accordance with this Section shall be binding on all the Securityholders, whether or not present or represented at the meeting.

ARTICLE IX.
SUPPLEMENTAL INDENTURES

Section 9.1. Supplemental Indentures without Consent of Securityholders. The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto, without the consent of the Securityholders, for one or more of the following purposes:

(a) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company, pursuant to Article XI hereof;

(b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of Debentures as the Board of Directors shall consider to be for the protection of the holders of such Debentures, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

(c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not materially adversely affect the interests of the holders of the Debentures;

(d) to add to, delete from, or revise the terms of Debentures, including, without limitation, any terms relating to the issuance, exchange, registration or transfer of Debentures, including to provide for transfer procedures and restrictions substantially similar to those applicable to the Capital Securities as required by Section 2.5 (for purposes of assuring that no registration of Debentures is required under the Securities Act); provided, however, that any such action shall not adversely affect the interests of the holders of the Debentures then outstanding (it being understood, for purposes of this proviso, that transfer restrictions on Debentures substantially similar to those that were applicable to Capital Securities shall not be deemed to materially adversely affect the holders of the Debentures);

(e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debentures and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee;

(f) to make any change (other than as elsewhere provided in this paragraph) that does not adversely affect the rights of any Securityholder in any material respect; or

(g) to provide for the issuance of and establish the form and terms and conditions of the Debentures, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or the Debentures, or to add to the rights of the holders of Debentures.

The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section 9.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 9.2.

Section 9.2. Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Section 7.1) of the holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding affected by such supplemental indenture (voting as a class), the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall without the consent of the holders of each Debenture then outstanding and affected thereby (i) change the fixed maturity of any Debenture, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Debentures, or impair or affect the right of any Securityholder to institute suit for payment thereof or impair the right of repayment, if any, at the option of the holder, or (ii) reduce the aforesaid percentage of Debentures the holders of which are required to consent to any such supplemental indenture; provided further, however, that if the Debentures are held by a trust or a trustee of such trust, such supplemental indenture shall not be effective until the holders of a majority in Liquidation Amount of Trust Securities shall have consented to such supplemental indenture; provided further, however, that if the consent of the Securityholder of each outstanding Debenture is required, such supplemental indenture shall not be effective until each holder of the Trust Securities shall have consented to such supplemental indenture.

Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company, setting forth in general terms the substance of such supplemental indenture, to the Securityholders as their names and addresses appear upon the Debenture Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

It shall not be necessary for the consent of the Securityholders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 9.3. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.4. Notation on Debentures. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article IX may bear a notation as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Debentures then outstanding.

Section 9.5. Evidence of Compliance of Supplemental Indenture to be Furnished to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall, in addition to the documents required by Section 14.6, receive an Officers’ Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX. The Trustee shall receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article IX is authorized or permitted by, and conforms to, the terms of this Article IX and that it is proper for the Trustee under the provisions of this Article IX to join in the execution thereof.

ARTICLE X.
REDEMPTION OF SECURITIES

Section 10.1. Optional Redemption. The Company shall have the right (subject to the receipt by the Company of prior approval (i) if the Company is a bank holding company, from the Federal Reserve, if then required under applicable capital guidelines or policies of the Federal Reserve or (ii) if the Company is a savings and loan holding company, from the OTS, if then required under applicable capital guidelines or policies of the OTS) to redeem the Debentures, in whole or in part, but in all cases in a principal amount with integral multiples of $1,000.00, on any Interest Payment Date on or after the Interest Payment Date in March 2011 (the “Redemption Date”), at the Redemption Price.

Section 10.2. Special Event Redemption. If a Special Event shall occur and be continuing, the Company shall have the right (subject to the receipt by the Company of prior approval (i) if the Company is a bank holding company, from the Federal Reserve, if then required under applicable capital guidelines or policies of the Federal Reserve or (ii) if the Company is a savings and loan holding company, from the OTS, if then required under applicable capital guidelines or policies of the OTS) to redeem the Debentures in whole, but not in part, at any Interest Payment Date, within 120 days following the occurrence of such Special Event (the “Special Redemption Date”) at the Special Redemption Price. If the Special Event redemption occurs prior to the Interest Payment Date in March 2011, the Company shall appoint a Quotation Agent, which shall be a designee of the Institutional Trustee, for the purpose of performing the services contemplated in, or by reference in, the definition of Special Redemption Price. Any error in the calculation of the Special Redemption Price by the Quotation Agent or the Trustee may be corrected at any time by notice delivered to the Company and the holders of the Debentures. Subject to the corrective rights set forth above, all certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions relating to the payment and calculation of the Special Redemption Price on the Debentures by the Trustee or the Quotation Agent, as the case may be, shall (in the absence of willful default, bad faith or manifest error) be final, conclusive and binding on the holders of the Debentures and the Company, and no liability shall attach (except as provided above) to the Trustee or the Quotation Agent in connection with the exercise or non-exercise by any of them of their respective powers, duties and discretion.

Section 10.3. Notice of Redemption; Selection of Debentures. In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Debentures, it shall cause to be mailed a notice of such redemption at least 30 and not more than 60 days prior to the Redemption Date or the Special Redemption Date to the holders of Debentures so to be redeemed as a whole or in part at their last addresses as the same appear on the Debenture Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

Each such notice of redemption shall specify the CUSIP number, if any, of the Debentures to be redeemed, the Redemption Date or the Special Redemption Date, as applicable, the Redemption Price or the Special Redemption Price, as applicable, at which Debentures are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debentures, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Debentures are to be redeemed the notice of redemption shall specify the numbers of the Debentures to be redeemed. In case the Debentures are to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debenture, a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof will be issued.

Prior to 10:00 a.m. New York City time on the Redemption Date or Special Redemption Date, as applicable, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the Redemption Date or the Special Redemption Date, as applicable, all the Debentures so called for redemption at the appropriate Redemption Price or Special Redemption Price.

If all, or less than all, the Debentures are to be redeemed, the Company will give the Trustee notice not less than 45 nor more than 60 days, respectively, prior to the Redemption Date or Special Redemption Date, as applicable, as to the aggregate principal amount of Debentures to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Debentures or portions thereof (in integral multiples of $1,000.00) to be redeemed.

Section 10.4. Payment of Debentures Called for Redemption. If notice of redemption has been given as provided in Section 10.3, the Debentures or portions of Debentures with respect to which such notice has been given shall become due and payable on the Redemption Date or Special Redemption Date, as applicable, and at the place or places stated in such notice at the applicable Redemption Price or Special Redemption Price and on and after said date (unless the Company shall default in the payment of such Debentures at the Redemption Price or Special Redemption Price, as applicable) interest on the Debentures or portions of Debentures so called for redemption shall cease to accrue. On presentation and surrender of such Debentures at a place of payment specified in said notice, such Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price or Special Redemption Price.

Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures of authorized denominations, in principal amount equal to the unredeemed portion of the Debenture so presented.

ARTICLE XI.
CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 11.1. Company May Consolidate, etc., on Certain Terms. Nothing contained in this Indenture or in the Debentures shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company) or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of the property of the Company or its successor or successors as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Company, or its successor or successors) authorized to acquire and operate the same; provided, however, that the Company hereby covenants and agrees that, upon any such consolidation, merger (where the Company is not the surviving corporation), sale, conveyance, transfer or other disposition, the due and punctual payment of the principal of (and premium, if any) and interest on all of the Debentures in accordance with their terms, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Company, shall be expressly assumed by supplemental indenture satisfactory in form to the Trustee executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Company shall have been merged, or by the entity which shall have acquired such property.

Section 11.2. Successor Entity to be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or other disposition and upon the assumption by the successor entity, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Debentures and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company, and thereupon the predecessor entity shall be relieved of any further liability or obligation hereunder or upon the Debentures. Such successor entity thereupon may cause to be signed, and may issue in its own name, any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor entity instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Debentures which previously shall have been signed and delivered by the officers of the Company, to the Trustee or the Authenticating Agent for authentication, and any Debentures which such successor entity thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof.

Section 11.3. Opinion of Counsel to be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall receive, in addition to the Opinion of Counsel required by Section 9.5, an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or other disposition, and any assumption, permitted or required by the terms of this Article XI complies with the provisions of this Article XI.

ARTICLE XII.
SATISFACTION AND DISCHARGE OF INDENTURE

Section 12.1. Discharge of Indenture. When

         (a)      the  Company  shall  deliver  to  the  Trustee  for  cancellation   all  Debentures   theretofore
                  authenticated  (other than any  Debentures  which shall have been  destroyed,  lost or stolen and which  shall  have  been  replaced  or paid  as  provided  in  Section 2.6)  and not  theretofore canceled, or

         (b)      all the Debentures not theretofore  canceled or delivered to the Trustee for  cancellation  shall have become due and  payable,  or are by their  terms to become due and payable  within 1 year or are to be called for  redemption  within 1 year under  arrangements  satisfactory  to the Trustee for the giving of notice of  redemption,  and the Company  shall  deposit  with the  Trustee,  in trust,  funds, which shall be immediately due and payable,  sufficient to pay at maturity or upon redemption all of the  Debentures  (other than any  Debentures  which shall have been  destroyed, lost or stolen  and which  shall have been  replaced  or paid as  provided  in  Section 2.6)  not theretofore  canceled or  delivered  to the Trustee for  cancellation,  including  principal  and premium,  if any, and interest due or to become due to such date of maturity or redemption  date, as the case may be,  but  excluding,  however,  the  amount  of any  moneys  for the  payment  of principal of, and premium,  if any, or interest on the Debentures  (1) theretofore  repaid to the
                  Company in accordance  with the  provisions of  Section 12.4,  or (2) paid to any state or to the
                  District of Columbia pursuant to its unclaimed property or similar laws,

and if in the case of either clause (a) or clause (b) the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.5, 2.6, 2.8, 3.1, 3.2, 3.4, 6.6, 6.8, 6.9 and 12.4 hereof shall survive until such Debentures shall mature and be paid. Thereafter, Sections 6.6 and 12.4 shall survive, and the Trustee, on demand of the Company accompanied by an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Debentures.

Section 12.2. Deposited Moneys to be Held in Trust by Trustee. Subject to the provisions of Section 12.4, all moneys deposited with the Trustee pursuant to Section 12.1 shall be held in trust in a non-interest bearing account and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Debentures for the payment of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, and premium, if any, and interest.

Section 12.3. Paying Agent to Repay Moneys Held. Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Debentures (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

Section 12.4. Return of Unclaimed Moneys. Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of, and premium, if any, or interest on Debentures and not applied but remaining unclaimed by the holders of Debentures for 2 years after the date upon which the principal of, and premium, if any, or interest on such Debentures, as the case may be, shall have become due and payable, shall, subject to applicable escheatment laws, be repaid to the Company by the Trustee or such paying agent on written demand; and the holder of any of the Debentures shall thereafter look only to the Company for any payment which such holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

ARTICLE XIII.
IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
OFFICERS AND DIRECTORS

Section 13.1. Indenture and Debentures Solely Corporate Obligations. No recourse for the payment of the principal of or premium, if any, or interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any such Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, officer or director, as such, past, present or future, of the Company or of any successor Person of the Company, either directly or through the Company or any successor Person of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debentures.

ARTICLE XIV.
MISCELLANEOUS PROVISIONS

Section 14.1. Successors. All the covenants, stipulations, promises and agreements of the Company in this Indenture shall bind its successors and assigns whether so expressed or not.

Section 14.2. Official Acts by Successor Entity. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee, officer or other authorized Person of any entity that shall at the time be the lawful successor of the Company.

Section 14.3. Surrender of Company Powers. The Company by instrument in writing executed by authority of at least 2/3 (two-thirds) of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Company and thereupon such power so surrendered shall terminate both as to the Company, and as to any permitted successor.

Section 14.4. Addresses for Notices, etc. Any notice, consent, direction, request, authorization, waiver or demand which by any provision of this Indenture is required or permitted to be given, made, furnished or served by the Trustee or by the Securityholders on or to the Company may be given or served in writing by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company, with the Trustee for the purpose) to the Company, 134 West Washington Street, Kosciusko, Mississippi 39090, Attention: John Copeland. Any notice, consent, direction, request, authorization, waiver or demand by any Securityholder or the Company to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Trustee, addressed to the Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600, Attention: Corporate Trust Administration. Any notice, consent, direction, request, authorization, waiver or demand on or to any Securityholder shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the address set forth in the Debenture Register.

Section 14.5. Governing Law. This Indenture and each Debenture shall be deemed to be a contract made under the law of the State of New York, and for all purposes shall be governed by and construed in accordance with the law of said State, without regard to conflict of laws principles thereof.

Section 14.6. Evidence of Compliance with Conditions Precedent. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not in the opinion of such person, such condition or covenant has been complied with.

Section 14.7. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 14.8. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 14.9. Separability. In case any one or more of the provisions contained in this Indenture or in the Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Debentures, but this Indenture and such Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 14.10. Assignment. The Company will have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties hereto.

Section 14.11. Acknowledgment of Rights. The Company agrees that, with respect to any Debentures held by the Trust or the Institutional Trustee of the Trust, if the Institutional Trustee of the Trust fails to enforce its rights under this Indenture as the holder of Debentures held as the assets of such Trust after the holders of a majority in Liquidation Amount of the Capital Securities of such Trust have so directed such Institutional Trustee, a holder of record of such Capital Securities may, to the fullest extent permitted by law, institute legal proceedings directly against the Company to enforce such Institutional Trustee’s rights under this Indenture without first instituting any legal proceedings against such trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest (or premium, if any) or principal on the Debentures on the date such interest (or premium, if any) or principal is otherwise payable (or in the case of redemption, on the redemption date), the Company agrees that a holder of record of Capital Securities of the Trust may directly institute a proceeding against the Company for enforcement of payment to such holder directly of the principal of (or premium, if any) or interest on the Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such holder on or after the respective due date specified in the Debentures.

ARTICLE XV.
SUBORDINATION OF DEBENTURES

Section 15.1. Agreement to Subordinate. The Company covenants and agrees, and each holder of Debentures by such Securityholder’s acceptance thereof likewise covenants and agrees, that all Debentures shall be issued subject to the provisions of this Article XV; and each holder of a Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

The payment by the Company of the principal of, and premium, if any, and interest on all Debentures shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred.

No provision of this Article XV shall prevent the occurrence of any default or Event of Default hereunder.

Section 15.2. Default on Senior Indebtedness. In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness of the Company following any grace period, or in the event that the maturity of any Senior Indebtedness of the Company has been accelerated because of a default and such acceleration has not been rescinded or canceled and such Senior Indebtedness has not been paid in full, then, in either case, no payment shall be made by the Company with respect to the principal (including redemption) of, or premium, if any, or interest on the Debentures.

In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 15.2, such payment shall, subject to Section 15.7, be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

Section 15.3. Liquidation, Dissolution, Bankruptcy. Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Senior Indebtedness of the Company shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company, on account of the principal (and premium, if any) or interest on the Debentures. Upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Securityholders or the Trustee would be entitled to receive from the Company, except for the provisions of this Article XV, shall be paid by the Company, or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money’s worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders or to the Trustee.

In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

For purposes of this Article XV, the words “cash, property or securities” shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XV with respect to the Debentures to the payment of all Senior Indebtedness, that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article XI of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article XI of this Indenture. Nothing in Section 15.2 or in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6 of this Indenture.

Section 15.4. Subrogation. Subject to the payment in full of all Senior Indebtedness, the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest on the Debentures shall be paid in full. For the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Trustee would be entitled except for the provisions of this Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the Company, and the holders of the Debentures be deemed to be a payment or distribution by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XV are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness, on the other hand.

Nothing contained in this Article XV or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Debentures the principal of (and premium, if any) and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Debentures and creditors of the Company, other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XV of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, received upon the exercise of any such remedy.

Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee, subject to the provisions of Article VI of this Indenture, and the Securityholders shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

Section 15.5. Trustee to Effectuate Subordination. Each Securityholder by such Securityholder's acceptance thereof authorizes and directs the Trustee on such Securityholder’s behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XV and appoints the Trustee such Securityholder’s attorney-in-fact for any and all such purposes.

Section 15.6. Notice by the Company. The Company shall give prompt written notice to a Responsible Officer of the Trustee at the Principal Office of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article XV. Notwithstanding the provisions of this Article XV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article XV, unless and until a Responsible Officer of the Trustee at the Principal Office of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least 2 Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Debenture), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within 2 Business Days prior to such date.

The Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 15.7. Rights of the Trustee; Holders of Senior Indebtedness. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Article VI of this Indenture, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Securityholders, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.

Nothing in this Article XV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

Section 15.8. Subordination May Not Be Impaired. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of the holders of the Debentures to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company, and any other Person.

Signatures appear on the following page

         IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Indenture  to be duly  executed  by their respective officers thereunto duly authorized, as of the day and year first above written.

                                                     First M & F Corporation

                                                     By    /s/ Hugh S. Potts
                                                        -----------------------------------------
                                                          Name:  Hugh S. Potts
                                                          Title:

                                                     WILMINGTON TRUST COMPANY, as Trustee

                                                     By    /s/ Christopher Monigle
                                                        -----------------------------------------
                                                          Name:  Christopher Monigle
                                                          Title: Assistant Vice President

EXHIBIT A

FORM OF FIXED/FLOATING RATE JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURE

[FORM OF FACE OF SECURITY]

THIS SECURITY IS NOT A SAVINGS ACCOUNT OR DEPOSIT AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A IN ACCORDANCE WITH RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT IN ACCORDANCE WITH THE INDENTURE, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS”

BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THE SECURITIES OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THE SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING AN AGGREGATE PRINCIPAL AMOUNT OF NOT LESS THAN $100,000.00 AND MULTIPLES OF $1,000.00 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING AN AGGREGATE PRINCIPAL AMOUNT OF LESS THAN $100,000.00 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER.

THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE INDENTURE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

        Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture

                                       of

                             First M & F Corporation

                                February 16, 2006

First M & F Corporation, a Mississippi corporation (the “Company” which term includes any successor Person under the Indenture hereinafter referred to), for value received promises to pay to Wilmington Trust Company, not in its individual capacity but solely as Institutional Trustee for First M & F Statutory Trust I (the “Holder”) or registered assigns, the principal sum of thirty million nine hundred twenty-eight thousand dollars ($30,928,000.00) on March 15, 2036, and to pay interest on said principal sum from February 16, 2006, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 15, June 15, September 15 and December 15 of each year or if such day is not a Business Day, then the next succeeding Business Day (each such date, an “Interest Payment Date”) (it being understood that interest accrues for any such non-Business Day during the applicable Distribution Period, beginning on or after March 15, 2011), commencing on the Interest Payment Date in June 2006, at an annual rate equal to 6.44% beginning on (and including) the date of original issuance and ending on (but excluding) the Interest Payment Date in March 2011 and at an annual rate for each successive period beginning on (and including) the Interest Payment Date in March 2011, and each succeeding Interest Payment Date, and ending on (but excluding) the next succeeding Interest Payment Date (each a “Distribution Period”), equal to 3-Month LIBOR, determined as described below, plus 1.33% (the “Coupon Rate”), applied to the principal amount hereof, until the principal hereof is paid or duly provided for or made available for payment, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest (including Additional Interest) at the Interest Rate in effect for each applicable period, compounded quarterly, from the dates such amounts are due until they are paid or made available for payment. The amount of interest payable (i) for any Distribution Period commencing on or after the date of original issuance but before the Interest Payment Date in March 2011 will be computed on the basis of a 360-day year of twelve 30-day months, and (ii) for the Distribution Period commencing on the Interest Payment Date in March 2011 and each succeeding Distribution Period will be computed on the basis of the actual number of days in the Distribution Period concerned divided by 360. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment, which shall be fifteen Business Days prior to the day on which the relevant Interest Payment Date occurs. Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such regular record date and may be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a special record date.

“3-Month LIBOR” as used herein, means the London interbank offered interest rate for three-month U.S. dollar deposits determined by the Trustee in the following order of priority: (i) the rate (expressed as a percentage per annum) for U.S. dollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date (“Telerate Page 3750” means the display designated as “Page 3750” on the Moneyline Telerate Service or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers’ Association as the information vendor for the purpose of displaying London interbank offered rates for U.S. dollar deposits); (ii) if such rate cannot be identified on the related Determination Date, the Trustee will request the principal London offices of four leading banks in the London interbank market to provide such banks’ offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for U.S. dollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; (iii) if fewer than two such quotations are provided as requested in clause (ii) above, the Trustee will request four major New York City banks to provide such banks’ offered quotations (expressed as percentages per annum) to leading European banks for loans in U.S. dollars as of 11:00 a.m. (London time) on such Determination Date. If at least two such quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; and (iv) if fewer than two such quotations are provided as requested in clause (iii) above, 3-Month LIBOR will be a 3-Month LIBOR determined with respect to the Distribution Period immediately preceding such current Distribution Period. If the rate for U.S. dollar deposits having a three-month maturity that initially appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date is superseded on the Telerate Page 3750 by a corrected rate by 12:00 noon (London time) on such Determination Date, then the corrected rate as so substituted on the applicable page will be the applicable 3-Month LIBOR for such Determination Date. As used herein, “Determination Date” means the date that is two London Banking Days (i.e., a business day in which dealings in deposits in U.S. dollars are transacted in the London interbank market) preceding the commencement of the relevant Distribution Period.

The Interest Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by New York law as the same may be modified by United States law.

All percentages resulting from any calculations on the Debentures will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward)).

The principal of and interest on this Debenture shall be payable at the office or agency of the Trustee (or other paying agent appointed by the Company) maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made by check mailed to the registered holder at such address as shall appear in the Debenture Register if a request for a wire transfer by such holder has not been received by the Company or by wire transfer to an account appropriately designated by the holder hereof. Notwithstanding the foregoing, so long as the holder of this Debenture is the Institutional Trustee, the payment of the principal of and interest on this Debenture will be made in immediately available funds at such place and to such account as may be designated by the Trustee.

So long as no Acceleration Event of Default has occurred and is continuing, the Company shall have the right, from time to time, and without causing an Event of Default, to defer payments of interest on the Debentures by extending the interest payment period on the Debentures at any time and from time to time during the term of the Debentures, for up to 20 consecutive quarterly periods (each such extended interest payment period, an “Extension Period”), during which Extension Period no interest (including Additional Interest) shall be due and payable (except any Additional Sums that may be due and payable). No Extension Period may end on a date other than an Interest Payment Date. During an Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest will accrue at an annual rate equal to the Interest Rate in effect for such Extension Period, compounded quarterly from the date such interest would have been payable were it not for the Extension Period, to the extent permitted by law (such interest referred to herein as “Additional Interest”). At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Debentures (together with Additional Interest thereon); provided, however, that no Extension Period may extend beyond the Maturity Date; provided further, however, that during any such Extension Period, the Company shall not and shall not permit any Affiliate to engage in any of the activities or transactions described on the reverse side hereof and in the Indenture. Prior to the termination of any Extension Period, the Company may further extend such period, provided that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. Upon the termination of any Extension Period and upon the payment of all accrued and unpaid interest and Additional Interest, the Company may commence a new Extension Period, subject to the foregoing requirements. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest. The Company must give the Trustee notice of its election to begin or extend an Extension Period by the close of business at least 15 Business Days prior to the Interest Payment Date with respect to which interest on the Debentures would have been payable except for the election to begin or extend such Extension Period.

The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

This Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.

The provisions of this Debenture are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

         IN WITNESS WHEREOF, the Company has duly executed this certificate.

                                                     First M & F Corporation

                                                     By
                                                        -----------------------------------------
                                                          Name:
                                                          Title:

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Debentures referred to in the within-mentioned Indenture.

                                                     WILMINGTON TRUST COMPANY, as Trustee

                                                     By:
                                                        -----------------------------------------
                                                          Authorized Officer

[FORM OF REVERSE OF DEBENTURE]

This Debenture is one of the fixed/floating rate junior subordinated deferrable interest debentures of the Company, all issued or to be issued under and pursuant to the Indenture dated as of February 16, 2006 (the “Indenture”), duly executed and delivered between the Company and the Trustee, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures. The Debentures are limited in aggregate principal amount as specified in the Indenture.

Upon the occurrence and continuation of a Special Event prior to the Interest Payment Date in March 2011, the Company shall have the right to redeem the Debentures in whole, but not in part, at any Interest Payment Date, within 120 days following the occurrence of such Special Event, at the Special Redemption Price.

In addition, the Company shall have the right to redeem the Debentures, in whole or in part, but in all cases in a principal amount with integral multiples of $1,000.00, on any Interest Payment Date on or after the Interest Payment Date in March 2011, at the Redemption Price.

Prior to 10:00 a.m. New York City time on the Redemption Date or Special Redemption Date, as applicable, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the Redemption Date or the Special Redemption Date, as applicable, all the Debentures so called for redemption at the appropriate Redemption Price or Special Redemption Price.

If all, or less than all, the Debentures are to be redeemed, the Company will give the Trustee notice not less than 45 nor more than 60 days, respectively, prior to the Redemption Date or Special Redemption Date, as applicable, as to the aggregate principal amount of Debentures to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Debentures or portions thereof (in integral multiples of $1,000.00) to be redeemed.

Notwithstanding the foregoing, any redemption of Debentures by the Company shall be subject to the receipt of any and all required regulatory approvals.

In case an Acceleration Event of Default shall have occurred and be continuing, upon demand of the Trustee, the principal of all of the Debentures shall become due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall without the consent of the holders of each Debenture then outstanding and affected thereby (i) change the fixed maturity of any Debenture, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Debentures, or impair or affect the right of any Securityholder to institute suit for payment thereof or impair the right of repayment, if any, at the option of the holder, or (ii) reduce the aforesaid percentage of Debentures the holders of which are required to consent to any such supplemental indenture.

The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Debentures at the time outstanding on behalf of the holders of all of the Debentures to waive (or modify any previously granted waiver of) any past default or Event of Default, and its consequences, except a default (a) in the payment of principal of, premium, if any, or interest on any of the Debentures, (b) in respect of covenants or provisions hereof or of the Indenture which cannot be modified or amended without the consent of the holder of each Debenture affected, or (c) in respect of the covenants contained in Section 3.9 of the Indenture; provided, however, that if the Debentures are held by the Trust or a trustee of such trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in Liquidation Amount of Trust Securities of the Trust shall have consented to such waiver or modification to such waiver, provided, further, that if the consent of the holder of each outstanding Debenture is required, such waiver shall not be effective until each holder of the Trust Securities of the Trust shall have consented to such waiver. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of the Indenture and the Company, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by the Indenture, said default or Event of Default shall for all purposes of the Debentures and the Indenture be deemed to have been cured and to be not continuing.

No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest, including Additional Interest, on this Debenture at the time and place and at the rate and in the money herein prescribed.

The Company has agreed that if Debentures are initially issued to the Trust or a trustee of such Trust in connection with the issuance of Trust Securities by the Trust (regardless of whether Debentures continue to be held by such Trust) and (i) there shall have occurred and be continuing an Event of Default, (ii) the Company shall be in default with respect to its payment of any obligations under the Capital Securities Guarantee, or (iii) the Company shall have given notice of its election to defer payments of interest on the Debentures by extending the interest payment period as provided herein and such Extension Period, or any extension thereof, shall be continuing, then the Company shall not, and shall not allow any Affiliate of the Company to, (x) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company’s capital stock or its Affiliates’ capital stock (other than payments of dividends or distributions to the Company) or make any guarantee payments with respect to the foregoing or (y) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company or any Affiliate that rank pari passu in all respects with or junior in interest to the Debentures (other than, with respect to clauses (x) and (y) above, (1) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, if any, (2) as a result of any exchange or conversion of any class or series of the Company’s capital stock (or any capital stock of a subsidiary of the Company) for any class or series of the Company’s capital stock or of any class or series of the Company’s indebtedness for any class or series of the Company’s capital stock, (3) the purchase of fractional interests in shares of the Company’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (4) any declaration of a dividend in connection with any stockholders’ rights plan, or the issuance of rights, stock or other property under any stockholders’ rights plan, or the redemption or repurchase of rights pursuant thereto, (5) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock and any cash payments in lieu of fractional shares issued in connection therewith, or (6) payments under the Capital Securities Guarantee).

The Debentures are issuable only in registered, certificated form without coupons and in minimum denominations of $100,000.00 and any multiple of $1,000.00 in excess thereof. As provided in the Indenture and subject to the transfer restrictions and limitations as may be contained herein and therein from time to time, this Debenture is transferable by the holder hereof on the Debenture Register of the Company. Upon due presentment for registration of transfer of any Debenture at the Principal Office of the Trustee or at any office or agency of the Company maintained for such purpose as provided in Section 3.2 of the Indenture, the Company shall execute, the Company or the Trustee shall register and the Trustee or the Authenticating Agent shall authenticate and make available for delivery in the name of the transferee or transferees a new Debenture for a like aggregate principal amount. All Debentures presented for registration of transfer or for exchange or payment shall (if so required by the Company or the Trustee or the Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to, the Company and the Trustee or the Authenticating Agent duly executed by the holder or his attorney duly authorized in writing. No service charge shall be made for any exchange or registration of transfer of Debentures, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection therewith.

Prior to due presentment for registration of transfer of any Debenture, the Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Debenture registrar may deem the Person in whose name such Debenture shall be registered upon the Debenture Register to be, and may treat him as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Debenture and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Debenture registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Debenture.

No recourse for the payment of the principal of or premium, if any, or interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in any such Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, officer or director, as such, past, present or future, of the Company or of any successor Person of the Company, either directly or through the Company or any successor Person of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of the Indenture and the issue of the Debentures.

Capitalized terms used and not defined in this Debenture shall have the meanings assigned in the Indenture dated as of the date of original issuance of this Debenture between the Trustee and the Company.

THE INDENTURE AND THE DEBENTURES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF.

                                                     EXHIBIT B

                                          FORM OF CERTIFICATE TO TRUSTEE

         Pursuant  to  Section  3.5  of the  Indenture  between  First  M & F  Corporation,  as  the  Company  (the
"Company"),  and  Wilmington  Trust Company,  as Trustee,  dated as of  February 16,  2006 (the  "Indenture"),  the undersigned hereby certifies as follows:

         1.       In my  capacity  as an officer of the  Company,  I would  normally  have  knowledge  of any default by the
                  Company  during  the  last  fiscal  year  in the  performance  of any  covenants  of the  Company contained in the Indenture.
         2.       [To my  knowledge,  the Company is not in default in the  performance  of any  covenants  contained in the
                  Indenture.

                  or, alternatively:

                  I am aware of the  default(s) in the  performance  of covenants in the  Indentures,  as specified below.]

         Capitalized  terms used herein,  and not otherwise defined herein,  have the respective  meanings ascribed thereto in the Indenture.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate.

Date:

                                                        -----------------------------------------
                                                         Name:
                                                         Title:
B-1

EXHIBIT 99.2 GUARANTEE AGREEMENT by and between First M & F Corporation and WILMINGTON TRUST COMPANY Dated as of February 16, 2006

GUARANTEE AGREEMENT

This GUARANTEE AGREEMENT (this “Guarantee”), dated as of February 16, 2006, is executed and delivered by First M & F Corporation, a Mississippi corporation (the “Guarantor”), and Wilmington Trust Company, a Delaware banking corporation, as trustee (the “Guarantee Trustee”), for the benefit of the Holders (as defined herein) from time to time of the Capital Securities (as defined herein) of First M & F Statutory Trust I, a Delaware statutory trust (the “Issuer”).

WHEREAS, pursuant to an Amended and Restated Declaration of Trust (the “Declaration”), dated as of the date hereof among Wilmington Trust Company, not in its individual capacity but solely as institutional trustee, the administrators of the Issuer named therein, the Guarantor, as sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Issuer, the Issuer is issuing on the date hereof those undivided beneficial interests, having an aggregate liquidation amount of $30,000,000.00 (the “Capital Securities”); and

WHEREAS, as incentive for the Holders to purchase the Capital Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth in this Guarantee, to pay to the Holders of Capital Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the purchase by each Holder of the Capital Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee for the benefit of the Holders.

                                                    ARTICLE I

                                          DEFINITIONS AND INTERPRETATION

         Section 1.1.      Definitions and Interpretation.  In this Guarantee, unless the context otherwise requires:

         (a)      capitalized terms used in this Guarantee but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

         (b)      a term defined anywhere in this Guarantee has the same meaning throughout;

         (c)      all references to "the Guarantee" or "this Guarantee" are to this Guarantee as modified, supplemented or amended from time to time;

         (d)      all references in this Guarantee to "Articles" or "Sections" are to Articles or Sections of this
Guarantee, unless otherwise specified;

         (e)      terms defined in the Declaration as at the date of execution of this Guarantee have the same meanings when used in this Guarantee, unless otherwise defined in this Guarantee or unless the context otherwise requires;
and

         (f)      a reference to the singular includes the plural and vice versa.

“Affiliate” has the same meaning as given to that term in Rule 405 of the Securities Act of 1933, as amended, or any successor rule thereunder.

“Beneficiaries” means any Person to whom the Issuer is or hereafter becomes indebted or liable.

“Capital Securities” has the meaning set forth in the recitals to this Guarantee.

“Common Securities” means the common securities issued by the Issuer to the Guarantor pursuant to the Declaration.

“Corporate Trust Office” means the office of the Guarantee Trustee at which the corporate trust business of the Guarantee Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Guarantee is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600, Attention: Corporate Trust Administration.

"Covered Person" means any Holder of Capital Securities.

“Debentures” means the debt securities of the Guarantor designated the Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures due 2036 held by the Institutional Trustee (as defined in the Declaration) of the Issuer.

“Declaration Event of Default” means an “Event of Default” as defined in the Declaration.

“Event of Default” has the meaning set forth in Section 2.4(a).

“Guarantee Payments” means the following payments or distributions, without duplication, with respect to the Capital Securities, to the extent not paid or made by the Issuer: (i) any accrued and unpaid Distributions (as defined in the Declaration) which are required to be paid on such Capital Securities to the extent the Issuer shall have funds available therefor, (ii) the Redemption Price to the extent the Issuer has funds available therefor, with respect to any Capital Securities called for redemption by the Issuer, (iii) the Special Redemption Price to the extent the Issuer has funds available therefor, with respect to Capital Securities redeemed upon the occurrence of a Special Event, and (iv) upon a voluntary or involuntary liquidation, dissolution, winding-up or termination of the Issuer (other than in connection with the distribution of Debentures to the Holders of the Capital Securities in exchange therefor as provided in the Declaration), the lesser of (a) the aggregate of the liquidation amount and all accrued and unpaid Distributions on the Capital Securities to the date of payment, to the extent the Issuer shall have funds available therefor, and (b) the amount of assets of the Issuer remaining available for distribution to Holders in liquidation of the Issuer (in either case, the “Liquidation Distribution”).

“Guarantee Trustee” means Wilmington Trust Company, until a Successor Guarantee Trustee has been appointed and has accepted such appointment pursuant to the terms of this Guarantee and thereafter means each such Successor Guarantee Trustee.

“Guarantor” means First M & F Corporation and each of its successors and assigns.

“Holder” means any holder, as registered on the books and records of the Issuer, of any Capital Securities; provided, however, that, in determining whether the Holders of the requisite percentage of Capital Securities have given any request, notice, consent or waiver hereunder, “Holder” shall not include the Guarantor or any Affiliate of the Guarantor.

“Indemnified Person” means the Guarantee Trustee, any Affiliate of the Guarantee Trustee, or any officers, directors, shareholders, members, partners, employees, representatives, nominees, custodians or agents of the Guarantee Trustee.

“Indenture” means the Indenture dated as of the date hereof between the Guarantor and Wilmington Trust Company, not in its individual capacity but solely as trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued to the institutional trustee of the Issuer.

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“Issuer” has the meaning set forth in the opening paragraph to this Guarantee.

“Liquidation Distribution” has the meaning set forth in the definition of “Guarantee Payments” herein.

“Majority in liquidation amount of the Capital Securities” means Holder(s) of outstanding Capital Securities, voting together as a class, but separately from the holders of Common Securities, of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all Capital Securities then outstanding.

“Obligations” means any costs, expenses or liabilities (but not including liabilities related to taxes) of the Issuer other than obligations of the Issuer to pay to holders of any Trust Securities the amounts due such holders pursuant to the terms of the Trust Securities.

“Officer’s Certificate” means, with respect to any Person, a certificate signed by one Authorized Officer of such Person. Any Officer’s Certificate delivered with respect to compliance with a condition or covenant provided for in this Guarantee shall include:

               (a)      a statement that the officer signing the Officer's Certificate has read the covenant or condition and the definitions relating thereto;

               (b)      a brief statement of the nature and scope of the examination or investigation undertaken by the officer in rendering the Officer's Certificate;

               (c)      a statement that the officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d)      a statement as to whether, in the opinion of the officer, such condition or covenant has been complied with.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Redemption Price” has the meaning set forth in the Indenture.

“Responsible Officer” means, with respect to the Guarantee Trustee, any officer within the Corporate Trust Office of the Guarantee Trustee including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Guarantee Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer’s knowledge of and familiarity with the particular subject.

“Special Event” has the meaning set forth in the Indenture.

“Special Redemption Price” has the meaning set forth in the Indenture.

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“Successor Guarantee Trustee” means a successor Guarantee Trustee possessing the qualifications to act as Guarantee Trustee under Section 3.1.

"Trust Securities" means the Common Securities and the Capital Securities.

                                                 ARTICLE II

                                           POWERS, DUTIES AND RIGHTS OF
                                                 GUARANTEE TRUSTEE

          Section 2.1.      Powers and Duties of the Guarantee Trustee.

          (a)      This Guarantee shall be held by the Guarantee Trustee for the benefit of the Holders of the Capital
Securities, and the Guarantee Trustee shall not transfer this Guarantee to any Person except a Holder of Capital
Securities exercising his or her rights pursuant to Section 4.4(b) or to a Successor Guarantee Trustee on
acceptance by such Successor Guarantee Trustee of its appointment to act as Successor Guarantee Trustee.  The right, title and interest of the Guarantee Trustee shall automatically vest in any Successor Guarantee Trustee, and such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Guarantee Trustee.

          (b)      If an Event of Default actually known to a Responsible Officer of the Guarantee Trustee has occurred and is continuing, the Guarantee Trustee shall enforce this Guarantee for the benefit of the Holders of the Capital
Securities.

          (c)      The Guarantee Trustee, before the occurrence of any Event of Default and after curing all Events of
Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this
Guarantee, and no implied covenants shall be read into this Guarantee against the Guarantee Trustee.  In case an
Event of Default has occurred (that has not been waived pursuant to Section 2.4) and is actually known to a
Responsible Officer of the Guarantee Trustee, the Guarantee Trustee shall exercise such of the rights and powers vested in it by this Guarantee, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (d)      No provision of this Guarantee shall be construed to relieve the Guarantee Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i)      prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of
         Default that may have occurred:

                           (A)      the duties and obligations of the Guarantee Trustee shall be determined solely by the express provision of this Guarantee, and the Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Guarantee, and no implied covenants or obligations shall be read into this Guarantee against the Guarantee Trustee; and

                           (B)      in the absence of bad faith on the part of the Guarantee Trustee, the Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Guarantee Trustee and conforming to the requirements of this Guarantee; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Guarantee Trustee, the
                  Guarantee Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Guarantee;
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                 (ii)     the Guarantee Trustee shall not be liable for any error of judgment made in good faith by a Responsible
         Officer of the Guarantee Trustee, unless it shall be proved that such Responsible Officer of the
         Guarantee Trustee or the Guarantee Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

                 (iii)    the Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the Holders of not less than a Majority in liquidation amount of the Capital Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee, or relating to the exercise of any trust or power conferred upon the Guarantee Trustee under this Guarantee; and

                 (iv)     no provision of this Guarantee shall require the Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Guarantee Trustee shall have reasonable grounds for believing that the repayment of such funds is not reasonably assured to it under the terms of this Guarantee or security and indemnity, reasonably satisfactory to the Guarantee Trustee, against such risk or liability is not reasonably assured to it.

          Section 2.2.      Certain Rights of Guarantee Trustee.

          (a)      Subject to the provisions of Section 2.1:

                   (i)      The Guarantee Trustee may conclusively rely, and shall be fully protected in acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                   (ii)     Any direction or act of the Guarantor contemplated by this Guarantee shall be sufficiently evidenced by an Officer's Certificate.

                   (iii)    Whenever, in the administration of this Guarantee, the Guarantee Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Guarantee
         Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officer's Certificate of the Guarantor which, upon receipt of such request, shall be promptly delivered by the Guarantor.

                   (iv)     The Guarantee Trustee shall have no duty to see to any recording, filing or registration of any instrument (or any re-recording, refiling or re-registration thereof).

                   (v)      The Guarantee Trustee may consult with counsel of its selection, and the advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Guarantor or any of its Affiliates and may include any of its employees.  The Guarantee Trustee shall have the right at any time to seek instructions concerning the administration of this Guarantee from any court of competent jurisdiction.
5

                   (vi)     The Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Guarantee at the request or direction of any Holder, unless such Holder shall have provided to the Guarantee Trustee such security and indemnity, reasonably satisfactory to the Guarantee Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Guarantee
         Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Guarantee
         Trustee; provided, however, that nothing contained in this Section 2.2(a)(vi) shall relieve the
         Guarantee Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Guarantee.

                   (vii)    The Guarantee Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Guarantee Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                   (viii)   The Guarantee Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians or attorneys, and the Guarantee Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                   (ix)     Any action taken by the Guarantee Trustee or its agents hereunder shall bind the Holders of the Capital
         Securities, and the signature of the Guarantee Trustee or its agents alone shall be sufficient and effective to perform any such action.  No third party shall be required to inquire as to the authority of the Guarantee Trustee to so act or as to its compliance with any of the terms and provisions of this
         Guarantee, both of which shall be conclusively evidenced by the Guarantee Trustee's or its agent's taking such action.

                   (x)      Whenever in the administration of this Guarantee the Guarantee Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Guarantee Trustee (i) may request instructions from the Holders of a Majority in liquidation amount of the Capital Securities, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions.

                   (xi)     The Guarantee Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Guarantee.

          (b)      No provision of this Guarantee shall be deemed to impose any duty or obligation on the Guarantee Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal or in which the Guarantee Trustee shall be unqualified or incompetent in accordance with applicable law to perform any such act or acts or to exercise any such right, power, duty or obligation.  No permissive power or authority available to the Guarantee Trustee shall be construed to be a duty.
6

Section 2.3. Not Responsible for Recitals or Issuance of Guarantee. The recitals contained in this Guarantee shall be taken as the statements of the Guarantor, and the Guarantee Trustee does not assume any responsibility for their correctness. The Guarantee Trustee makes no representation as to the validity or sufficiency of this Guarantee.

          Section 2.4.      Events of Default; Waiver.

          (a)      An Event of Default under this Guarantee will occur upon the failure of the Guarantor to perform any of its payment or other obligations hereunder.

          (b)      The Holders of a Majority in liquidation amount of the Capital Securities may, voting or consenting as a class, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default and its consequences.  Upon such waiver, any such Event of Default shall cease to exist, and shall be deemed to have been cured, for every purpose of this Guarantee, but no such waiver shall extend to any subsequent or other default or
Event of Default or impair any right consequent thereon.

          Section 2.5.      Events of Default; Notice.

          (a)      The Guarantee Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Capital Securities and the Guarantor, notices of all
Events of Default actually known to a Responsible Officer of the Guarantee Trustee, unless such defaults have been cured before the giving of such notice, provided, however, that the Guarantee Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Guarantee Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Capital Securities.

          (b)      The Guarantee Trustee shall not be deemed to have knowledge of any Event of Default unless the Guarantee
Trustee shall have received written notice from the Guarantor or a Holder of the Capital Securities (except in the case of a payment default), or a Responsible Officer of the Guarantee Trustee charged with the administration of this Guarantee shall have obtained actual knowledge thereof.

                                                   ARTICLE III

                                                 GUARANTEE TRUSTEE

          Section 3.1.      Guarantee Trustee; Eligibility.

          (a)      There shall at all times be a Guarantee Trustee which shall:

                   (i)      not be an Affiliate of the Guarantor, and

                   (ii)     be a corporation organized and doing business under the laws of the United States of America or any
         State or Territory thereof or of the District of Columbia, or Person authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S.
         dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or
         District of Columbia authority.  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then, for the purposes of this Section 3.1(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
7

          (b)      If at any time the Guarantee Trustee shall cease to be eligible to so act under Section 3.1(a), the
Guarantee Trustee shall immediately resign in the manner and with the effect set out in Section 3.2(c).

          (c)      If the Guarantee Trustee has or shall acquire any "conflicting interest" within the meaning of Section
310(b) of the Trust Indenture Act, the Guarantee Trustee shall either eliminate such interest or resign to the extent and in the manner provided by, and subject to this Guarantee.

          Section 3.2.      Appointment, Removal and Resignation of Guarantee Trustee.

          (a)      Subject to Section 3.2(b), the Guarantee Trustee may be appointed or removed without cause at any time by the Guarantor except during an Event of Default.

          (b)      The Guarantee Trustee shall not be removed in accordance with Section 3.2(a) until a Successor Guarantee
Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor
Guarantee Trustee and delivered to the Guarantor.

          (c)      The Guarantee Trustee appointed to office shall hold office until a Successor Guarantee Trustee shall have been appointed or until its removal or resignation.  The Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Guarantee Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Guarantee Trustee has been appointed and has accepted such appointment by an instrument in writing executed by such Successor Guarantee
Trustee and delivered to the Guarantor and the resigning Guarantee Trustee.

          (d)      If no Successor Guarantee Trustee shall have been appointed and accepted appointment as provided in this
Section 3.2 within 60 days after delivery of an instrument of removal or resignation, the Guarantee Trustee resigning or being removed may petition any court of competent jurisdiction for appointment of a Successor
Guarantee Trustee.  Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Guarantee Trustee.

          (e)      No Guarantee Trustee shall be liable for the acts or omissions to act of any Successor Guarantee Trustee.

          (f)      Upon termination of this Guarantee or removal or resignation of the Guarantee Trustee pursuant to this
Section 3.2, the Guarantor shall pay to the Guarantee Trustee all amounts owing to the Guarantee Trustee under
Sections 7.2 and 7.3 accrued to the date of such termination, removal or resignation.
8

                                                    ARTICLE IV

                                                     GUARANTEE

          Section 4.1.      Guarantee.

          (a)      The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee
Payments (without duplication of amounts theretofore paid by the Issuer), as and when due, regardless of any defense (except the defense of payment by the Issuer), right of set-off or counterclaim that the Issuer may have or assert.  The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders.

          (b)      The Guarantor hereby also agrees to assume any and all Obligations of the Issuer and in the event any such Obligation is not so assumed, subject to the terms and conditions hereof, the Guarantor hereby irrevocably and unconditionally guarantees to each Beneficiary the full payment, when and as due, of any and all Obligations to such Beneficiaries.  This Guarantee is intended to be for the benefit of, and to be enforceable by, all such
Beneficiaries, whether or not such Beneficiaries have received notice hereof.

Section 4.2. Waiver of Notice and Demand. The Guarantor hereby waives notice of acceptance of this Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Issuer or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

Section 4.3. Obligations Not Affected. The obligations, covenants, agreements and duties of the Guarantor under this Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

          (a)      the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Capital Securities to be performed or observed by the Issuer;

          (b)      the extension of time for the payment by the Issuer of all or any portion of the Distributions,
Redemption Price, Special Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Capital Securities or the extension of time for the performance of any other obligation under, arising out of or in connection with, the Capital Securities (other than an extension of time for payment of Distributions,
Redemption Price, Special Redemption Price, Liquidation Distribution or other sum payable that results from the extension of any interest payment period on the Debentures or any extension of the maturity date of the
Debentures permitted by the Indenture);

          (c)      any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Capital
Securities, or any action on the part of the Issuer granting indulgence or extension of any kind;

          (d)      the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;
9

          (e)      any invalidity of, or defect or deficiency in, the Capital Securities;

          (f)      the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

          (g)      any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 4.3 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

          Section 4.4.      Rights of Holders.

          (a)      The Holders of a Majority in liquidation amount of the Capital Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee in respect of this Guarantee or to direct the exercise of any trust or power conferred upon the Guarantee Trustee under this
Guarantee; provided, however, that (subject to Section 2.1) the Guarantee Trustee shall have the right to decline to follow any such direction if the Guarantee Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Guarantee Trustee in good faith by its board of directors or trustees, executive committees or a trust committee of directors or trustees and/or Responsible
Officers shall determine that the action or proceedings so directed would involve the Guarantee Trustee in personal liability.

          (b)      Any Holder of Capital Securities may institute a legal proceeding directly against the Guarantor to enforce the Guarantee Trustee's rights under this Guarantee, without first instituting a legal proceeding against the Issuer, the Guarantee Trustee or any other Person.  The Guarantor waives any right or remedy to require that any such action be brought first against the Issuer, the Guarantee Trustee or any other Person before so proceeding directly against the Guarantor.

Section 4.5. Guarantee of Payment. This Guarantee creates a guarantee of payment and not of collection.

Section 4.6. Subrogation. The Guarantor shall be subrogated to all (if any) rights of the Holders of Capital Securities against the Issuer in respect of any amounts paid to such Holders by the Guarantor under this Guarantee; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any right that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee, if, after giving effect to any such payment, any amounts are due and unpaid under this Guarantee. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

Section 4.7. Independent Obligations. The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Capital Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee notwithstanding the occurrence of any event referred to in subsections (a) through (g), inclusive, of Section 4.3 hereof.

Section 4.8. Enforcement by a Beneficiary. A Beneficiary may enforce the obligations of the Guarantor contained in Section 4.1(b) directly against the Guarantor and the Guarantor waives any right or remedy to require that any action be brought against the Issuer or any other person or entity before proceeding against the Guarantor. The Guarantor shall be subrogated to all rights (if any) of any Beneficiary against the Issuer in respect of any amounts paid to the Beneficiaries by the Guarantor under this Guarantee; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee, if at the time of any such payment, and after giving effect to such payment, any amounts are due and unpaid under this Guarantee.

10

                                                   ARTICLE V

                                     LIMITATION OF TRANSACTIONS; SUBORDINATION

Section 5.1. Limitation of Transactions. So long as any Capital Securities remain outstanding, if (a) there shall have occurred and be continuing an Event of Default or a Declaration Event of Default or (b) the Guarantor shall have selected an Extension Period as provided in the Declaration and such period, or any extension thereof, shall have commenced and be continuing, then the Guarantor shall not and shall not permit any Affiliate to (x) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Guarantor’s or such Affiliate’s capital stock (other than payments of dividends or distributions to the Guarantor) or make any guarantee payments with respect to the foregoing or (y) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Guarantor or any Affiliate that rank pari passu in all respects with or junior in interest to the Debentures (other than, with respect to clauses (x) and (y) above, (i) repurchases, redemptions or other acquisitions of shares of capital stock of the Guarantor in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Guarantor (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the occurrence of the Event of Default, Declaration Event of Default or Extension Period, as applicable, (ii) as a result of any exchange or conversion of any class or series of the Guarantor’s capital stock (or any capital stock of a subsidiary of the Guarantor) for any class or series of the Guarantor’s capital stock or of any class or series of the Guarantor’s indebtedness for any class or series of the Guarantor’s capital stock, (iii) the purchase of fractional interests in shares of the Guarantor’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (iv) any declaration of a dividend in connection with any stockholders’ rights plan, or the issuance of rights, stock or other property under any stockholders’ rights plan, or the redemption or repurchase of rights pursuant thereto, (v) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock and any cash payments in lieu of fractional shares issued in connection therewith, or (vi) payments under this Guarantee).

Section 5.2. Ranking. This Guarantee will constitute an unsecured obligation of the Guarantor and will rank subordinate and junior in right of payment to all present and future Senior Indebtedness (as defined in the Indenture) of the Guarantor. By their acceptance thereof, each Holder of Capital Securities agrees to the foregoing provisions of this Guarantee and the other terms set forth herein.

The right of the Guarantor to participate in any distribution of assets of any of its subsidiaries upon any such subsidiary’s liquidation or reorganization or otherwise is subject to the prior claims of creditors of that subsidiary, except to the extent the Guarantor may itself be recognized as a creditor of that subsidiary. Accordingly, the Guarantor’s obligations under this Guarantee will be effectively subordinated to all existing and future liabilities of the Guarantor’s subsidiaries, and claimants should look only to the assets of the Guarantor for payments hereunder. This Guarantee does not limit the incurrence or issuance of other secured or unsecured debt of the Guarantor, including Senior Indebtedness of the Guarantor, under any indenture that the Guarantor may enter into in the future or otherwise.

11

                                                    ARTICLE VI

                                                    TERMINATION

Section 6.1. Termination. This Guarantee shall terminate as to the Capital Securities (i) upon full payment of the Redemption Price or Special Redemption Price of all Capital Securities then outstanding, (ii) upon the distribution of all of the Debentures to the Holders of all of the Capital Securities or (iii) upon full payment of the amounts payable in accordance with the Declaration upon dissolution of the Issuer. This Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any Holder of Capital Securities must restore payment of any sums paid under the Capital Securities or under this Guarantee.

                                                   ARTICLE VII

                                                  INDEMNIFICATION

          Section 7.1.      Exculpation.

          (a)      No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the
Guarantor or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith in accordance with this Guarantee and in a manner that such
Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified
Person by this Guarantee or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

          (b)      An Indemnified Person shall be fully protected in relying in good faith upon the records of the Issuer or the Guarantor and upon such information, opinions, reports or statements presented to the Issuer or the
Guarantor by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who, if selected by such Indemnified Person, has been selected with reasonable care by such Indemnified Person, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Capital Securities might properly be paid.

          Section 7.2.      Indemnification.

          (a)      The Guarantor agrees to indemnify each Indemnified Person for, and to hold each Indemnified Person harmless against, any and all loss, liability, damage, claim or expense incurred without negligence or willful misconduct on the part of the Indemnified Person, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including, but not limited to, the costs and expenses (including reasonable legal fees and expenses) of the Indemnified Person defending itself against, or investigating, any claim or liability in connection with the exercise or performance of any of the Indemnified Person's powers or duties hereunder.  The obligation to indemnify as set forth in this Section 7.2 shall survive the resignation or removal of the Guarantee Trustee and the termination of this Guarantee.
12

          (b)      Promptly after receipt by an Indemnified Person under this Section 7.2 of notice of the commencement of any action, such Indemnified Person will, if a claim in respect thereof is to be made against the Guarantor under this Section 7.2, notify the Guarantor in writing of the commencement thereof; but the failure so to notify the
Guarantor (i) will not relieve the Guarantor from liability under paragraph (a) above unless and to the extent that the Guarantor did not otherwise learn of such action and such failure results in the forfeiture by the
Guarantor of substantial rights and defenses and (ii) will not, in any event, relieve the Guarantor from any obligations to any Indemnified Person other than the indemnification obligation provided in paragraph (a) above.
The Guarantor shall be entitled to appoint counsel of the Guarantor's choice at the Guarantor's expense to represent the Indemnified Person in any action for which indemnification is sought (in which case the Guarantor shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified
Person or Persons except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Person.  Notwithstanding the Guarantor's election to appoint counsel to represent the Guarantor in an action, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Guarantor shall bear the reasonable fees, costs and expenses of such separate counsel if
(i) the use of counsel chosen by the Guarantor to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Guarantor and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Person(s) which are different from or additional to those available to the Guarantor, (iii) the Guarantor shall not have employed counsel satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Guarantor shall authorize the Indemnified Person to employ separate counsel at the expense of the Guarantor.  The Guarantor will not, without the prior written consent of the
Indemnified Persons, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Persons are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Person from all liability arising out of such claim, action, suit or proceeding.

          Section 7.3.      Compensation; Reimbursement of Expenses.  The Guarantor agrees:

          (a)      to pay to the Guarantee Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree to from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

          (b)      except as otherwise expressly provided herein, to reimburse the Guarantee Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provision of this
Guarantee (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct.

For purposes of clarification, this Section 7.3 does not contemplate the payment by the
Guarantor of acceptance or annual administration fees owing to the Guarantee
Trustee for services to be provided by the Guarantee Trustee under this
Guarantee or the fees and expenses of the Guarantee Trustee’s counsel in connection with the closing of the transactions contemplated by this Guarantee.
The provisions of this Section 7.3 shall survive the resignation or removal of the Guarantee Trustee and the termination of this Guarantee.
13

                                                   ARTICLE VIII

                                                   MISCELLANEOUS

Section 8.1. Successors and Assigns. All guarantees and agreements contained in this Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Capital Securities then outstanding. Except in connection with any merger or consolidation of the Guarantor with or into another entity or any sale, transfer or lease of the Guarantor’s assets to another entity, in each case, to the extent permitted under the Indenture, the Guarantor may not assign its rights or delegate its obligations under this Guarantee without the prior approval of the Holders of at least a Majority in liquidation amount of the Capital Securities.

Section 8.2. Amendments. Except with respect to any changes that do not adversely affect the rights of Holders of the Capital Securities in any material respect (in which case no consent of Holders will be required), this Guarantee may be amended only with the prior approval of the Holders of not less than a Majority in liquidation amount of the Capital Securities. The provisions of the Declaration with respect to amendments thereof apply to the giving of such approval.

Section 8.3. Notices. All notices provided for in this Guarantee shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

          (a)      If given to the Guarantee Trustee, at the Guarantee Trustee's mailing address set forth below (or such other address as the Guarantee Trustee may give notice of to the Holders of the Capital Securities and the
Guarantor):

         Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware  19890-1600
         Attention:  Corporate Trust Administration
         Telecopy:  302-636-4140

          (b)      If given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of the Capital Securities and to the Guarantee Trustee):

         First M & F Corporation
         134 West Washington Street
         Kosciusko, Mississippi  39090
         Attention:  John Copeland
         Telecopy:  662-289-8754

          (c)      If given to any Holder of the Capital Securities, at the address set forth on the books and records of the Issuer.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

14

Section 8.4. Benefit. This Guarantee is solely for the benefit of the Beneficiaries and, subject to Section 2.1(a), is not separately transferable from the Capital Securities.

Section 8.5. Governing Law. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 8.6. Counterparts. This Guarantee may be executed in one or more counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

Section 8.7 Separability. In case one or more of the provisions contained in this Guarantee shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Guarantee, but this Guarantee shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein.

Signatures appear on the following page
15

         THIS GUARANTEE is executed as of the day and year first above written.

                                                          First M & F Corporation, as Guarantor

                                                          By:  /s/ Hugh S. Potts
                                                              ------------------------------------------------
                                                                  Name:  Hugh S. Potts
                                                                  Title:

                                                          WILMINGTON TRUST COMPANY, as Guarantee Trustee

                                                          By:    /s/ Christopher Monigle
                                                              ------------------------------------------------
                                                                  Name:  Christopher Monigle
                                                                  Title: Assistant Vice President
16

                                                  EXHIBIT 99.3

                                              First M & F Corporation

                                             30,000 Capital Securities

                                      Fixed/Floating Rate Capital Securities
                                (Liquidation Amount $1,000.00 per Capital Security)

                                                PLACEMENT AGREEMENT

                                                  ----------------

                                                                                                  February 15, 2006

FTN Financial Capital Markets
845 Crossover Lane, Suite 150
Memphis, Tennessee  38117

Keefe, Bruyette & Woods, Inc.
787 7th Avenue
4th Floor
New York, New York  10019

Ladies and Gentlemen:

First M & F Corporation, a Mississippi corporation (the “Company”), and its financing subsidiary, First M & F Statutory Trust I, a Delaware statutory trust (the “Trust,” and hereinafter together with the Company, the “Offerors”), hereby confirm their agreement (this “Agreement”) with you as placement agents (the “Placement Agents”), as follows:

Section 1.        Issuance and Sale of Securities.

         1.1.     Introduction.  The Offerors propose to issue and sell at the Closing (as defined in Section 2.3.1 hereof) 30,000 of the Trust's Fixed/Floating Rate Capital Securities, with a liquidation amount of $1,000.00 per capital security (the "Capital Securities"), to First Tennessee Bank National Association and KBW, Inc. (the
"Purchasers") pursuant to the terms of Subscription Agreements entered into, or to be entered into on or prior to the Closing Date (as defined in Section 2.3.1 hereof), between the Offerors and the Purchasers (the "Subscription
Agreements"), the forms of which are attached hereto as Exhibit A-1 and Exhibit A-2 and incorporated herein by this reference.

         1.2.     Operative Agreements.  The Capital Securities shall be fully and unconditionally guaranteed on a subordinated basis by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment (the "Guarantee") pursuant and subject to the Guarantee Agreement (the "Guarantee Agreement"), to be
dated as of the Closing Date and executed and delivered by the Company and Wilmington Trust Company ("WTC"), as
trustee (the "Guarantee Trustee"), for the benefit from time to time of the holders of the Capital Securities.
The entire proceeds from the sale by the Trust to the holders of the Capital Securities shall be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and shall be used by the Trust to purchase $30,928,000.00 in principal amount of the Fixed/Floating Rate Junior
Subordinated Deferrable Interest Debentures (the "Debentures") of the Company.  The Capital Securities and the
Common Securities for the Trust shall be issued pursuant to an Amended and Restated Declaration of Trust among
WTC, as Delaware trustee (the "Delaware Trustee"), WTC, as institutional trustee (the "Institutional Trustee"), the Administrators named therein, and the Company, to be dated as of the Closing Date and in substantially the form heretofore delivered to the Placement Agents (the "Trust Agreement").  The Debentures shall be issued pursuant to an Indenture (the "Indenture"), to be dated as of the Closing Date, between the Company and WTC, as indenture trustee (the "Indenture Trustee").  The documents identified in this Section 1.2 and in Section 1.1 are referred to herein as the "Operative Documents."

         1.3.     Rights of Purchasers.  The Capital Securities shall be offered and sold by the Trust directly to the
Purchasers without registration of any of the Capital Securities, the Debentures or the Guarantee under the
Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities laws in reliance upon exemptions from the registration requirements of the Securities Act and other applicable securities laws.
The Offerors agree that this Agreement shall be incorporated by reference into the Subscription Agreements and the Purchasers shall be entitled to each of the benefits of the Placement Agents and the Purchasers under this
Agreement and shall be entitled to enforce obligations of the Offerors under this Agreement as fully as if the
Purchasers were parties to this Agreement.  The Offerors and the Placement Agents have entered into this
Agreement to set forth their understanding as to their relationship and their respective rights, duties and obligations.

         1.4.     Legends.  Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Capital Securities and Debentures certificates shall each contain a legend as required pursuant to any of the Operative Documents.

Section 2.        Purchase of Capital Securities.

         2.1.     Exclusive Rights; Purchase Price.  From the date hereof until the Closing Date (which date may be extended by mutual agreement of the Offerors and the Placement Agents), the Offerors hereby grant to the
Placement Agents the exclusive right to arrange for the sale of the Capital Securities to the Purchasers at a purchase price of $1,000.00 per Capital Security.

         2.2.     Subscription Agreements.  The Offerors hereby agree to evidence their acceptance of the subscription by countersigning a copy of each of the Subscription Agreements and returning the same to the Placement Agents.

         2.3.     Closing and Delivery of Payment.

                  2.3.1.   Closing; Closing Date.  The sale and purchase of the Capital Securities by the Offerors to the
Purchasers shall take place at a closing (the "Closing") at the offices of Lewis, Rice & Fingersh, L.C., at
10:00 a.m. (St. Louis time) on February 16, 2006, or such other business day as may be agreed upon by the Offerors and the Placement Agents (the "Closing Date"); provided, however, that in no event shall the Closing Date occur later than February 24, 2006 unless consented to by the Purchasers.  Payment by the Purchasers shall be payable in the manner set forth in the Subscription Agreements and shall be made prior to or on the Closing Date.

                  2.3.2.   Delivery.  The certificates for the Capital Securities shall be in definitive form, each registered in the name of the applicable Purchaser, or Purchaser designee, and in the aggregate amount of the Capital
Securities purchased by the Purchasers.
2

                  2.3.3.   Transfer Agent.  Not less than two full business days prior to the Closing Date, a global Capital
Securities certificate in definitive form shall be made available by or on behalf of the Offerors to the
Placement Agents and the Institutional Trustee for inspection and delivery to the Depository Trust Company
("DTC") or its custodian.

         2.4.     Costs and Expenses.  Whether or not this Agreement is terminated or the sale of the Capital Securities is consummated, the Company hereby covenants and agrees that it shall pay or cause to be paid (directly or by reimbursement) all reasonable costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including all fees, expenses and disbursements of counsel and accountants for the Offerors;
all reasonable expenses incurred by the Offerors incident to the preparation, execution and delivery of the Trust
Agreement, the Indenture, and the Guarantee; and all other reasonable costs and expenses incident to the performance of the obligations of the Company hereunder and under the Trust Agreement.

         2.5.     Failure to Close.  If any of the conditions to the Closing specified in this Agreement shall not have been fulfilled to the satisfaction of the Placement Agents or if the Closing shall not have occurred on or before
10:00 a.m. (St. Louis time) on February 24, 2006, then each party hereto, notwithstanding anything to the contrary in this Agreement, shall be relieved of all further obligations under this Agreement without thereby waiving any rights it may have by reason of such nonfulfillment or failure; provided, however, that the obligations of the parties under Sections 2.4, 7.5 and 9 shall not be so relieved and shall continue in full force and effect.

Section 3. Closing Conditions. The obligations of the Purchasers and the Placement Agents on the Closing Date shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Offerors contained in this Agreement, to the accuracy, at and as of the Closing Date, of the statements of the Offerors made in any certificates pursuant to this Agreement, to the performance by the Offerors of their respective obligations under this Agreement, to compliance, at and as of the Closing Date, by the Offerors with their respective agreements herein contained, and to the following further conditions:

         3.1.     Opinions of Counsel.  On the Closing Date, the Placement Agents shall have received the following favorable opinions, each dated as of the Closing Date:  (a) from Watkins Ludlan Winter & Stennis, P.A., counsel for the Offerors and addressed to the Purchasers, the Placement Agents and WTC in substantially the form set forth on Exhibit B-1 attached hereto and incorporated herein by this reference, (b) from Richards, Layton &
Finger, P.A., special Delaware counsel to the Offerors and addressed to the Purchasers, the Placement Agents and the Offerors, in substantially the form set forth on Exhibit B-2 attached hereto and incorporated herein by this reference and (c) from Lewis, Rice & Fingersh, L.C., special tax counsel to the Offerors, and addressed to the
Placement Agents and the Offerors, addressing the items set forth on Exhibit B-3 attached hereto and incorporated herein by this reference, subject to the receipt by Lewis, Rice & Fingersh, L.C. of a representation letter from the Company in the form set forth in Exhibit B-3 completed in a manner reasonably satisfactory to Lewis, Rice &
Fingersh, L.C. (collectively, the "Offerors' Counsel Opinions").  In rendering the Offerors' Counsel Opinions, counsel to the Offerors may rely as to factual matters upon certificates or other documents furnished by officers, directors and trustees of the Offerors (copies of which shall be delivered to the Placement Agents and the Purchasers) and by government officials, and upon such other documents as counsel to the Offerors may, in their reasonable opinion, deem appropriate as a basis for the Offerors' Counsel Opinions.  Counsel to the
Offerors may specify the jurisdictions in which they are admitted to practice and that they are not admitted to practice in any other jurisdiction and are not experts in the law of any other jurisdiction.  If the Offerors'
counsel is not admitted to practice in the State of New York, the opinion of Offerors' counsel may assume, for purposes of the opinion, that the laws of the State of New York are substantively identical, in all respects material to the opinion, to the internal laws of the state in which such counsel is admitted to practice.  Such
Offerors' Counsel Opinions shall not state that they are to be governed or qualified by, or that they are otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).
3

         3.2.     Officer's Certificate.  At the Closing Date, the Purchasers and the Placement Agents shall have received certificates from an authorized officer of the Company, dated as of the Closing Date, stating that (i) the representations and warranties of the Offerors set forth in Section 5 hereof are true and correct as of the
Closing Date and that the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date, (ii) since the date of this Agreement the Offerors have not incurred any liability or obligation, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which is material to the Offerors, and (iii) covering such other matters as the Placement Agents may reasonably request.

         3.3.     Administrator's Certificate.  At the Closing Date, the Purchasers and the Placement Agents shall have received a certificate of one or more Administrators of the Trust, dated as of the Closing Date, stating that the representations and warranties of the Trust set forth in Section 5 are true and correct as of the Closing Date and that the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

         3.4.     Purchase Permitted by Applicable Laws; Legal Investment.  The purchase of and payment for the Capital
Securities as described in this Agreement and pursuant to the Subscription Agreements shall (a) not be prohibited by any applicable law or governmental regulation, (b) not subject the Purchasers or the Placement Agents to any penalty or, in the reasonable judgment of the Purchasers and the Placement Agents, other onerous conditions under or pursuant to any applicable law or governmental regulation, and (c) be permitted by the laws and regulations of the jurisdictions to which the Purchasers and the Placement Agents are subject.

         3.5.     Consents and Permits.  The Company and the Trust shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required from any person or entity pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree to which the Company or the Trust is a party or to which either is subject, in connection with the transactions contemplated by this Agreement.

         3.6.     Information.  Prior to or on the Closing Date, the Offerors shall have furnished to the Placement Agents such further information, certificates, opinions and documents addressed to the Purchasers and the Placement
Agents, which the Placement Agents may reasonably request, including, without limitation, a complete set of the
Operative Documents or any other documents or certificates required by this Section 3; and all proceedings taken by the Offerors in connection with the issuance, offer and sale of the Capital Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agents.

If any condition specified in this Section 3 shall not have been fulfilled when and as required in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Placement Agents, this Agreement may be terminated by the Placement Agents by notice to the Offerors at any time at or prior to the Closing Date. Notice of such termination shall be given to the Offerors in writing or by telephone or facsimile confirmed in writing.

4

Section 4. Conditions to the Offerors’ Obligations. The obligations of the Offerors to sell the Capital Securities to the Purchasers and consummate the transactions contemplated by this Agreement shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Placement Agents contained in this Agreement and to the following further conditions:

         4.1.     Executed Agreement.  The Offerors shall have received from the Placement Agents an executed copy of this
Agreement.

         4.2.     Fulfillment of Other Obligations.  The Placement Agents shall have fulfilled all of their other obligations and duties required to be fulfilled under this Agreement prior to or at the Closing.

Section 5. Representations and Warranties of the Offerors. Except as set forth on the Disclosure Schedule (as defined in Section 11.1) attached hereto, if any, the Offerors jointly and severally represent and warrant to the Placement Agents and the Purchasers as of the date hereof and as of the Closing Date as follows:

         5.1.     Securities Law Matters.

                  (a)        Neither the Company nor the Trust, nor any of their "Affiliates" (as defined in Rule 501(b) of
Regulation D under the Securities Act ("Regulation D")), nor any person acting on any of their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration under the Securities Act of any of the Capital Securities, the
Guarantee or the Debentures (collectively, the "Securities") or any other securities to be issued, or which may be issued, by the Purchasers.

                  (b)        Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf  has (i) other than the Placement Agents, offered for sale or solicited offers to purchase the Securities, or (ii) engaged in any form of offering, general solicitation or general advertising (within the meaning of
Regulation D) in connection with any offer or sale of any of the Securities.

                  (c)        The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                  (d)        Neither the Company nor the Trust is or, after giving effect to the offering and sale of the Capital
Securities and the consummation of the transactions described in this Agreement, will be an "investment company"
or an entity "controlled" by an "investment company," in each case within the meaning of Section 3(a) of the
Investment Company Act of 1940, as amended (the "Investment Company Act"), without regard to Section 3(c) of the
Investment Company Act.

                  (e)        Neither the Company nor the Trust has paid or agreed to pay to any person or entity (other than the
Placement Agents) any compensation for soliciting another to purchase any of the Securities.

         5.2.     Organization, Standing and Qualification of the Trust.  The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (the "Statutory Trust Act")
with the power and authority to own property and to conduct the business it transacts and proposes to transact and to enter into and perform its obligations under the Operative Documents.  The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust.  The Trust is not a party to or otherwise bound by any agreement other than the Operative
Documents.  The Trust is and will, under current law, be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation.
5

         5.3.     Trust Agreement.  The Trust Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrators of the Trust, and, assuming due authorization, execution and delivery by the Delaware Trustee and the Institutional Trustee, will be a valid and binding obligation of the Company and such Administrators, enforceable against them in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other laws relating to or affecting creditors' rights generally, and (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) ("Bankruptcy and Equity").  Each of the
Administrators of the Trust is an employee or a director of the Company or of a financial institution subsidiary of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

         5.4.     Guarantee Agreement and the Indenture.  Each of the Guarantee and the Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Guarantee Trustee, in the case of the Guarantee, and by the
Indenture Trustee, in the case of the Indenture, will be a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to Bankruptcy and Equity.

         5.5.     Capital Securities and Common Securities.  The Capital Securities and the Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered against payment therefor on the Closing
Date to the Purchasers, in the case of the Capital Securities, and to the Company, in the case of the Common
Securities, will be validly issued and represent undivided beneficial interests in the assets of the Trust. None of the Capital Securities or the Common Securities is subject to preemptive or other similar rights.  On the
Closing Date, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance.

         5.6.     Debentures.  The Debentures have been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor by the
Trust, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms, subject to Bankruptcy and Equity.

         5.7.     Power and Authority.  This Agreement has been duly authorized, executed and delivered by the Company and the Trust and constitutes the valid and binding obligation of the Company and the Trust, enforceable against the
Company and the Trust in accordance with its terms, subject to Bankruptcy and Equity.
6

         5.8.     No Defaults.  The Trust is not in violation of the Trust Agreement or, to the knowledge of the
Administrators, any provision of the Statutory Trust Act.  The execution, delivery and performance by the Company or the Trust of this Agreement or the Operative Documents to which it is a party, and the consummation of the transactions contemplated herein or therein and the use of the proceeds therefrom, will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Trust, the Company or any of the Company's Subsidiaries (as
defined in Section 5.11 hereof) pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust, the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of any of them is subject, except for a conflict, breach, default, lien, charge or encumbrance which could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect nor will such action result in any violation of the Trust Agreement or the
Statutory Trust Act or require the consent, approval, authorization or order of any court or governmental agency or body.  As used herein, the term "Material Adverse Effect" means any one or more effects that individually or in the aggregate are material and adverse to the Offerors' ability to consummate the transactions contemplated herein or in the Operative Documents or any one or more effects that individually or in the aggregate are material and adverse to the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and its Subsidiaries taken as whole, whether or not occurring in the ordinary course of business.

         5.9.     Organization, Standing and Qualification of the Company.  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Mississippi, with all requisite corporate power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

         5.10.    Subsidiaries of the Company.  Each of the Company's significant subsidiaries (as defined in
Section 1-02(w) of Regulation S-X to the Securities Act (the "Significant Subsidiaries")) is listed in Exhibit C attached hereto and incorporated herein by this reference.  Each Significant Subsidiary has been duly organized and is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign entity in each jurisdiction where the nature of its activities requires such qualification, except where the failure of any such Significant Subsidiary to be so qualified would not, singly or in the aggregate, have a Material Adverse
Effect.  All of the issued and outstanding shares of capital stock of the Significant Subsidiaries (a) have been duly authorized and are validly issued, (b) are fully paid and nonassessable, and (c) are wholly owned, directly or indirectly, by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

         5.11.    Permits.  The Company and each of its subsidiaries (as defined in Section 1-02(x) of Regulation S-X to the Securities Act) (the "Subsidiaries") have all requisite power and authority, and all necessary authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, to own or lease their respective properties and to conduct their respective businesses as now being conducted, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained and maintained, would not, singly or in the aggregate, have a Material Adverse
Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorizations, approvals, orders, licenses, certificates or permits which, singly or in the aggregate, if the failure to be so licensed or approved is the subject of an unfavorable decision, ruling or finding, would, singly or in the aggregate, have a Material Adverse Effect; and the Company and its Subsidiaries are in compliance with all applicable laws, rules, regulations and orders and consents, the violation of which would, singly or in the aggregate, have a Material Adverse Effect.
7

         5.12.    Conflicts, Authorizations and Approvals.  Neither the Company nor any of its Subsidiaries is in
violation of its respective articles or certificate of incorporation, charter or by-laws or similar organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which either the Company or any of its Subsidiaries is a party, or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, the effect of which violation or default in performance or observance would have, singly or in the aggregate, a
Material Adverse Effect.

         5.13.    Holding Company Registration and Deposit Insurance.  The Company is duly registered (i) as a bank holding company or financial holding company under the Bank Holding Company Act of 1956, as amended, and the regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve") or (ii) as a savings and loan holding company under the Home Owners' Loan Act of 1933, as amended, and the regulations of the Office of Thrift Supervision (the "OTS"), and the deposit accounts of the Company's Subsidiary depository institutions are insured by the Federal Deposit Insurance Corporation ("FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or threatened.

         5.14.    Financial Statements.

                  (a)        The consolidated balance sheets of the Company and all of its Subsidiaries as of December 31, 2004 and
December 31, 2003 and related consolidated income statements and statements of changes in shareholders' equity for the three years ended December 31, 2004 together with the notes thereto, and the consolidated balance sheets of the Company and all of its Subsidiaries as of September 30, 2005 and the related consolidated income statements and statements of changes in shareholders' equity for the nine months then ended, copies of each of which have been provided to the Placement Agents (together, the "Financial Statements"), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein) and fairly present in all material respects the financial position and the results of operations and changes in shareholders' equity of the Company and all of its Subsidiaries as of the dates and for the periods indicated (subject, in the case of interim financial statements, to normal recurring year-end adjustments, none of which shall be material).  The books and records of the Company and all of its Subsidiaries have been, and are being, maintained in all material respects in accordance with generally accepted accounting principles and any other applicable legal and accounting requirements and reflect only actual transactions.

                  (b)        The information in the Company's most recently filed (i) FR Y-9C filed with the Federal Reserve if the
Company is a bank holding company, (ii) FR Y-9SP filed with the Federal Reserve if the Company is a small bank holding company or (iii) H-(b)11 filed with the OTS if the Company is a savings and loan holding company (the
"Regulatory Report"), previously provided to the Placement Agents fairly presents in all material respects the financial position of the Company and, where applicable, all of its Subsidiaries as of the end of the period represented by such Regulatory Report.

                  (c)        Since the respective dates of the Financial Statements and the Regulatory Report, there has been no material adverse change or development with respect to the financial condition or earnings of the Company and all of its Subsidiaries, taken as a whole.

                  (d)        The accountants of the Company who certified the Financial Statements are independent public accountants of the Company and its Subsidiaries within the meaning of the Securities Act and the rules and regulations thereunder.
8

         5.15.    Exchange Act Reporting.  The reports filed with the Securities and Exchange Commission (the
"Commission") by the Company under the Securities Exchange Act of 1934, as amended (the "1934 Act") and the regulations thereunder at the time they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and such reports did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         5.16.    Regulatory Enforcement Matters.  Neither the Company nor any of its Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to, any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been since January 1, 2003, a recipient of any supervisory letter from, or since January 1, 2003, has adopted any board resolutions at the request of, any
Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their ability or authority to pay dividends or make distributions to their shareholders or make payments of principal or interest on their debt obligations, their management or their business (each, a "Regulatory Agreement"), nor has the Company or any of its Subsidiaries been advised since January 1, 2003, by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement.  There is no material unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of its Subsidiaries.  As used herein, the term "Regulatory Agency" means any federal or state agency charged with the supervision or regulation of depository institutions, bank, financial or savings and loan holding companies, or engaged in the insurance of depository institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company or any of its Subsidiaries.  Neither the Company nor any of
the Subsidiaries is currently unable to pay dividends or make distributions to its shareholders with respect to any class of its equity securities, or prohibited from paying principal or interest on its debt obligations, due to a restriction or limitation, whether by statute, contract or otherwise, and, in the reasonable judgment of the
Company's management, neither the Company nor any of the Subsidiaries will be unable in the foreseeable future to pay dividends or make distributions with respect to any class of equity securities, or be prohibited from paying principal or interest on its debt obligations, due to a restriction or limitation, whether by statute, contract or otherwise.

         5.17.    No Material Change.  Since December 31, 2004, there has been no material adverse change or development with respect to the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company or its Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business.

         5.18.    No Undisclosed Liabilities.  Neither the Company nor any of its Subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company or its
Subsidiaries giving rise to any such liability), except (i) for liabilities set forth in the Financial Statements and (ii) normal fluctuation in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Company and all of its Subsidiaries since the date of the most recent balance sheet included in the Financial Statements.
9

         5.19.    Litigation.  No charge, investigation, action, suit or proceeding is pending or, to the knowledge of the
Offerors, threatened, against or affecting the Company or its Subsidiaries or any of their respective properties before or by any courts or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have, singly or in the aggregate, a Material Adverse Effect.

         5.20.    Deferral of Interest Payments on Debentures.  The Company has no present intention to exercise its option to defer payments of interest on the Debentures as provided in the Indenture.  The Company believes that the likelihood that it would exercise its right to defer payments of interest on the Debentures as provided in the Indenture at any time during which the Debentures are outstanding is remote because of the restrictions that would be imposed on the Company's ability to declare or pay dividends or distributions on, or to redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock and on the
Company's ability to make any payments of principal, interest or premium on, or repay, repurchase or redeem, any of its debt securities that rank pari passu in all respects with, or junior in interest to, the Debentures.

Section 6.        Representations and Warranties of the Placement Agents.  Each Placement Agent represents and warrants to the Offerors as to itself (but not as to the other Placement Agent) as follows:

         6.1.     Organization, Standing and Qualification.

                  (a)        FTN Financial Capital Markets is a division of First Tennessee Bank National Association, a national banking association duly organized, validly existing and in good standing under the laws of the United States, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted.  FTN Financial Capital Markets is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of FTN Financial Capital Markets.

                  (b)        Keefe, Bruyette & Woods, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted. Keefe, Bruyette & Woods, Inc. is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of Keefe, Bruyette & Woods, Inc.

         6.2.     Power and Authority.  The Placement Agent has all requisite power and authority to enter into this
Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Placement Agent and constitutes the legal, valid and binding agreement of the Placement Agent, enforceable against the Placement
Agent in accordance with its terms, subject to Bankruptcy and Equity and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws.

         6.3.     General Solicitation.  In the case of the offer and sale of the Capital Securities, no form of general solicitation or general advertising was used by the Placement Agent or its representatives including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
10

         6.4.     Purchasers.  The Placement Agent has made such reasonable inquiry as is necessary to determine that each
Purchaser is acquiring the Capital Securities for its own account, except as contemplated in Sections 7.8 and 7.9 hereto, and that the Purchasers do not intend to distribute the Capital Securities in contravention of the
Securities Act or any other applicable securities laws.

         6.5.     Qualified Purchasers.  The Placement Agent has not offered or sold and will not arrange for the offer or sale of the Capital Securities except (i) to those the Placement Agent reasonably believes are "accredited investors" (as defined in Rule 501 of Regulation D), or (ii) in any other manner that does not require registration of the Capital Securities under the Securities Act.  In connection with each such sale, the
Placement Agent has taken or will take reasonable steps to ensure that the purchaser is aware that (a) such sale is being made in reliance on an exemption under the Securities Act and (b) future transfers of the Capital
Securities will not be made except in compliance with applicable securities laws.

         6.6.     Offering Circulars.  Neither the Placement Agent nor its representatives will include any non-public information about the Company, the Trust or any of their Affiliates in any registration statement, prospectus, offering circular or private placement memorandum used in connection with any purchase of Capital Securities without the prior written consent of the Trust and the Company.

Section 7.        Covenants of the Offerors.  The Offerors covenant and agree with the Placement Agents and the
Purchasers as follows:

         7.1.     Compliance with Representations and Warranties.  During the period from the date of this Agreement to the Closing Date, the Offerors shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 5 hereof to be true as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date.

         7.2.     Sale and Registration of Securities.  The Offerors and their Affiliates shall not nor shall any of them permit any person acting on their behalf (other than the Placement Agents), to directly or indirectly (i) sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the
Securities Act) that would or could be integrated with the sale of the Capital Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) make offers or sales of any such
Security, or solicit offers to buy any such Security, under circumstances that would require the registration of any of such Securities under the Securities Act.

         7.3.     Use of Proceeds.  The Trust shall use the proceeds from the sale of the Capital Securities and the
Common Securities to purchase the Debentures from the Company.

         7.4.     Investment Company.  The Offerors shall not engage, or permit any Subsidiary to engage, in any activity which would cause it or any Subsidiary to be an "investment company" under the provisions of the Investment
Company Act.

         7.5.     Reimbursement of Expenses.  If the sale of the Capital Securities provided for herein is not consummated
(i) because any condition set forth in Section 3 hereof is not satisfied, or (ii) because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a breach by the Placement Agents, the Company shall reimburse the
Placement Agents upon demand for all of their pro rata share of out-of-pocket expenses (including reasonable fees and disbursements of counsel) in an amount not to exceed $50,000.00 that shall have been incurred by them in connection with the proposed purchase and sale of the Capital Securities.  Notwithstanding the foregoing, the
Company shall have no obligation to reimburse the Placement Agents for their out-of-pocket expenses if the sale of the Capital Securities fails to occur because the Placement Agents fail to fulfill a condition set forth in
Section 4.
11

         7.6.     Solicitation and Advertising.  In connection with any offer or sale of any of the Securities, the
Offerors shall not, nor shall either of them permit any of their Affiliates or any person acting on their behalf, other than the Placement Agents, to engage in any form of general solicitation or general advertising (as defined in Regulation D).

         7.7.     Compliance with Rule 144A(d)(4) under the Securities Act.  So long as any of the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the
Offerors will, during any period in which they are not subject to and in compliance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Offerors are not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser in connection with any proposed transfer, any information required to be provided by Rule 144A(d)(4) under the Securities Act, if applicable.
This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.  The information provided by the Offerors pursuant to this Section 7.7 will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         7.8.     Quarterly Reports.  Within 50 days of the end of each calendar year quarter and within 100 days of the end of each calendar year during which the Debentures are issued and outstanding and the Purchasers hold any of the Capital Securities, the Offerors shall submit to the Purchasers a completed quarterly report in the form attached hereto as Exhibit D as well as a copy of the applicable Regulatory Report for the Company.

         7.9.     Book-Entry Registration.  Each Offeror will cooperate with the Placement Agents and use all commercially reasonable efforts to make the Capital Securities, and in the event the Debentures are distributed to holders of the Capital Securities, to make the Debentures, eligible for clearance and settlement as book-entry securities through the facilities of DTC, and will execute, deliver and comply with all representations made to, and agreements with, DTC and Nasdaq's PORTAL system.

Section 8. Covenants of the Placement Agents. The Placement Agents covenant and agree with the Offerors that, during the period from the date of this Agreement to the Closing Date, the Placement Agents shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 6 to be true as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date. The Placement Agents further covenant and agree not to engage in hedging transactions with respect to the Capital Securities unless such transactions are conducted in compliance with the Securities Act.

12

         Section 9.        Indemnification.

         9.1.     Indemnification Obligation.  The Offerors shall jointly and severally indemnify and hold harmless the
Placement Agents and the Purchasers and each of their respective agents, employees, officers and directors and each person that controls either of the Placement Agents or the Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and agents, employees, officers and directors or any such controlling person of either of the Placement Agents or the Purchasers (each such person or entity, an
"Indemnified Party") from and against any and all losses, claims, damages, judgments, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Offerors), insofar as such losses, claims, damages, judgments, liabilities or expenses (or actions in respect thereof) arise out of, or are based upon, or relate to, in whole or in part, (a) any untrue statement or alleged untrue statement of a material fact contained in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Placement Agents or the Purchasers by the Offerors, or (b) any omission or alleged omission to state in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Placement Agents or the Purchasers by the Offerors a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Indemnified Party for any legal and other expenses as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, judgments, liability, expense or action described in this Section 9.1.  In addition to their other obligations under this Section 9, the Offerors hereby agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of, or based upon, or related to the matters described above in this
Section 9.1, they shall reimburse each Indemnified Party on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the possibility that such payments might later be held to have been improper by a court of competent jurisdiction.  To the extent that any such interim reimbursement payment is so held to have been improper, each
Indemnified Party shall promptly return such amounts to the Offerors together with interest, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by First Tennessee Bank National Association (the "Prime Rate").  Any such interim reimbursement payments which are not made to an Indemnified Party within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

         9.2.     Conduct of Indemnification Proceedings.  Promptly after receipt by an Indemnified Party under this
Section 9 of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the Offerors under this Section 9, notify the Offerors in writing of the commencement thereof; but, subject to Section 9.4, the omission to so notify the Offerors shall not relieve them from any liability pursuant to Section 9.1 which the Offerors may have to any Indemnified Party unless and to the extent that the Offerors did not otherwise learn of such action and such failure by the Indemnified Party results in the forfeiture by the Offerors of substantial rights and defenses.  In case any such action is brought against any Indemnified Party and such Indemnified Party seeks or intends to seek indemnity from the Offerors, the
Offerors shall be entitled to participate in, and, to the extent that they may wish, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party; provided, however, if the defendants in any such action include both the Indemnified Party and the Offerors and the Indemnified Party shall have reasonably concluded that there may be a conflict between the positions of the Offerors and the Indemnified Party in conducting the defense of any such action or that there may be legal defenses available to it and/or other
Indemnified Parties which are different from or additional to those available to the Offerors, the Indemnified
Party shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party.  Upon receipt of notice from the Offerors to such Indemnified Party of their election to so assume the defense of such action and approval by the Indemnified
Party of counsel, the Offerors shall not be liable to such Indemnified Party under this Section 9 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof unless
(i) the Indemnified Party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso in the preceding sentence (it being understood, however, that the Offerors shall not be liable for the expenses of more than one separate counsel representing the Indemnified Parties who are parties to such action), or (ii) the Offerors shall not have employed counsel reasonably satisfactory to the Indemnified
Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel of such Indemnified Party shall be at the expense of the
Offerors.
13

         9.3.     Contribution.  If the indemnification provided for in this Section 9 is required by its terms, but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an Indemnified Party under
Section 9.1 in respect of any losses, claims, damages, liabilities or expenses referred to herein or therein, then the Offerors shall contribute to the amount paid or payable by such Indemnified Party as a result of any losses, claims, damages, judgments, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors, on the one hand, and the Indemnified
Party, on the other hand, from the offering of such Capital Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors, on the one hand, and the Placement Agents, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein or other breaches which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations.  The respective relative benefits received by the Offerors, on the one hand, and the Placement Agents, on the other hand, shall be deemed to be in the same proportion, in the case of the Offerors, as the total price paid to the Offerors for the Capital Securities sold by the Offerors to the Purchasers (net of the compensation paid to the Placement
Agents hereunder, but before deducting expenses), and in the case of the Placement Agents, as the compensation received by them, bears to the total of such amounts paid to the Offerors and received by the Placement Agents as compensation.  The relative fault of the Offerors and the Placement Agents shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission of a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Offerors or the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The provisions set forth in Section 9.2 with respect to notice of commencement of any action shall apply if a claim for contribution is made under this Section 9.3; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9.2 for purposes of indemnification.
The Offerors and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 9.3 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 9.3.  The amount paid or payable by an
Indemnified Party as a result of the losses, claims, damages, judgments, liabilities or expenses referred to in this Section 9.3 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. In no event shall the liability of the Placement Agents hereunder be greater in amount than the dollar amount of the compensation (net of payment of all expenses) received by the Placement Agents upon the sale of the Capital Securities giving rise to such obligation.  No person found guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

         9.4.     Additional Remedies.  The indemnity and contribution agreements contained in this Section 9 are in addition to any liability that the Offerors may otherwise have to any Indemnified Party.
14

         9.5.     Additional Indemnification.  The Company shall indemnify and hold harmless the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Sections 9.1 through 9.4 hereof.

Section 10.       Rights and Responsibilities of Placement Agents.

         10.1.    Reliance.  In performing their duties under this Agreement, the Placement Agents shall be entitled to rely upon any notice, signature or writing which they shall in good faith believe to be genuine and to be signed or presented by a proper party or parties.  The Placement Agents may rely upon any opinions or certificates or other documents delivered by the Offerors or their counsel or designees to either the Placement Agents or the
Purchasers.

         10.2.    Rights of Placement Agents.  In connection with the performance of their duties under this Agreement, the Placement Agents shall not be liable for any error of judgment or any action taken or omitted to be taken unless the Placement Agents were grossly negligent or engaged in willful misconduct in connection with such performance or non-performance.  No provision of this Agreement shall require the Placement Agents to expend or risk their own funds or otherwise incur any financial liability on behalf of the Purchasers in connection with the performance of any of their duties hereunder.  The Placement Agents shall be under no obligation to exercise any of the rights or powers vested in them by this Agreement.

Section 11.       Miscellaneous.

         11.1.    Disclosure Schedule.  The term "Disclosure Schedule," as used herein, means the schedule, if any, attached to this Agreement that sets forth items the disclosure of which is necessary or appropriate as an exception to one or more representations or warranties contained in Section 5 hereof; provided, that any item set forth in the Disclosure Schedule as an exception to a representation or warranty shall be deemed an admission by the Offerors that such item represents an exception, fact, event or circumstance that is reasonably likely to result in a Material Adverse Effect.  The Disclosure Schedule shall be arranged in paragraphs corresponding to the section numbers contained in Section 5.  Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail.  Without limiting the generality of the immediately preceding sentence, the mere listing (or inclusion of a copy) of a document or other item in the Disclosure Schedule shall not be deemed adequate to disclose an exception to a representation or warranty made herein unless the representation or warranty has to do with the existence of the document or other item itself.  Information provided by the Company in response to any due diligence questionnaire shall not be deemed part of the Disclosure Schedule and shall not be deemed to be an exception to one or more representations or warranties contained in Section 5 hereof unless such information is specifically included on the Disclosure Schedule in accordance with the provisions of this Section 11.1.

         11.2.    Legal Expenses.  At Closing, the Placement Agents shall provide a credit for the Offerors'
transaction-related legal expenses in the amount of $10,000.00.
15

         11.3.    Non-Disclosure.  Except as required by applicable law, including without limitation securities laws and regulations promulgated thereunder, (i) the Offerors shall not, and will cause their advisors and representatives not to, issue any press release or other public statement regarding the transactions contemplated by this
Agreement or the Operative Documents prior to or on the Closing Date and (ii) following the Closing Date, the
Offerors shall not include in any press release, other public statement or other communication regarding the transactions contemplated by this Agreement or the Operative Documents, any reference to the Placement Agents,
WTC, the Purchasers, the term "PreTS" or any derivations thereof, or the terms and conditions of this Agreement or the Operative Documents.  Notwithstanding anything to the contrary, the Offerors may (1) consult any tax advisor regarding U.S. federal income tax treatment or tax structure of the transaction contemplated under this
Agreement and the Operative Documents and (2) disclose to any and all persons, without limitation of any kind, the U.S. Federal income tax structure (in each case, within the meaning of Treasury Regulation § 1.6011-4) of the transaction contemplated under this Agreement and the Operative Documents and all materials of any kind
(including opinions or other tax analyses) that are provided to you relating to such tax treatment and tax structure.  For this purpose, "tax structure" is limited to any facts relevant to the U.S. federal income tax treatment of the transaction and does not include information relating to identity of the parties.

         11.4.    Notices.  Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or overnight air courier guaranteeing next day delivery:

         if to the Placement Agents, to:

                                    FTN Financial Capital Markets
                                    845 Crossover Lane, Suite 150
                                    Memphis, Tennessee  38117
                                    Telecopier:  901-435-4706
                                    Telephone:  800-456-5460
                                    Attention:  James D. Wingett

                                            and

                                    Keefe, Bruyette & Woods, Inc.
                                    787 7th Avenue
                                    4th Floor
                                    New York, New York  10019
                                    Telecopier:  212-403-2000
                                    Telephone:  212-403-1004
                                    Attention:  Mitchell Kleinman, General Counsel

         with a copy to:

                                    Lewis, Rice & Fingersh, L.C.
                                    500 North Broadway, Suite 2000
                                    St. Louis, Missouri  63102
                                    Telecopier:  314-241-6056
                                    Telephone:  314-444-7600
                                    Attention:  Thomas C. Erb, Esq.

                                            and

                                    Sidley Austin LLP
                                    787 7th Avenue
                                    New York, New York  10019
                                    Telecopier:  212-839-5599
                                    Telephone:  212-839-5300
                                    Attention:  Renwick Martin, Esq.
16

         if to the Offerors, to:

                                    First M & F Corporation
                                    134 West Washington Street
                                    Kosciusko, Mississippi  39090
                                    Telecopier:  662-289-8754
                                    Telephone:  662-289-8594
                                    Attention:  John Copeland

         with a copy to:

                                    Watkins Ludlan Winter & Stennis, P.A.
                                    633 North State Street
                                    Jackson, Mississippi  39205-0427
                                    Telecopier:  601-949-4804
                                    Telephone:  601-949-4973
                                    Attention:  Craig Landrum, Esq.

All such notices and communications shall be deemed to have been duly given (i) at the time delivered by hand, if personally delivered, (ii) five business days after being deposited in the mail, postage prepaid, if mailed, (iii) when answered back, if telexed, (iv) the next business day after being telecopied, or (v) the next business day after timely delivery to a courier, if sent by overnight air courier guaranteeing next day delivery. From and after the Closing, the foregoing notice provisions shall be superseded by any notice provisions of the Operative Documents under which notice is given. The Placement Agents, the Offerors, and their respective counsel, may change their respective notice addresses from time to time by written notice to all of the foregoing persons.

         11.5.    Parties in Interest, Successors and Assigns.  Except as expressly set forth herein, this Agreement is made solely for the benefit of the Placement Agents, the Purchasers and the Offerors and any person controlling the Placement Agents, the Purchasers or the Offerors and their respective successors and assigns; and no other person shall acquire or have any right under or by virtue of this Agreement.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

         11.6.    Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         11.7.    Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         11.8.    Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS
(AND NOT THE LAWS PERTAINING TO CONFLICTS OF LAWS) OF THE STATE OF NEW YORK.

         11.9.    Entire Agreement.  This Agreement, together with the Operative Documents and the other documents delivered in connection with the transactions contemplated by this Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, together with the Operative Documents and the other documents delivered in connection with the transaction contemplated by this Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.
17

         11.10.   Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Placement
Agents' and the Purchasers' rights and privileges shall be enforceable to the fullest extent permitted by law.

         11.11.   Survival.  The Placement Agents and the Offerors, respectively, agree that the representations, warranties and agreements made by each of them in this Agreement and in any certificate or other instrument delivered pursuant hereto shall remain in full force and effect and shall survive the delivery of, and payment for, the Capital Securities.

                                                        Signatures appear on the following page
18

         If this Agreement is satisfactory to you, please so indicate by signing the acceptance of this Agreement and deliver such counterpart to the Offerors whereupon this Agreement will become binding between us in accordance with its terms.

                                                     Very truly yours,

                                                     First M & F Corporation

                                                     By:    /s/ Hugh S. Potts
                                                          ---------------------------------------
                                                     Name:   Hugh S. Potts
                                                          ---------------------------------------
                                                     Title:
                                                          ---------------------------------------

                                                     First M & F Statutory Trust I

                                                     By:     /s/ John G. Copeland
                                                          ---------------------------------------
                                                     Name:   John G. Copeland
                                                          ---------------------------------------
                                                     Title:  Administrator

CONFIRMED AND ACCEPTED,
as of the date first set forth above

FTN FINANCIAL CAPITAL MARKETS,
a division of First Tennessee Bank National Association,
as a Placement Agent

By:       /s/ James D. Wingett
      -----------------------------------------------------
Name:     James D. Wingett
      -----------------------------------------------------
Title:    Senior Vice President
      -----------------------------------------------------

KEEFE, BRUYETTE & WOODS, INC.,
a New York corporation, as a Placement Agent

By:       /s/ Peter J. Wirth
      -----------------------------------------------------
Name:     Peter J. Wirth
      -----------------------------------------------------
Title:    Managing Director
      -----------------------------------------------------
19

                                                          EXHIBIT A-1

                                                FORM OF SUBSCRIPTION AGREEMENT

                                                  FIRST M & F STATUTORY TRUST I
                                                     FIRST M & F CORPORATION

f                                                      SUBSCRIPTION AGREEMENT

                                                        February 16, 2006

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) made among First M & F Statutory Trust I (the “Trust”), a statutory trust created under the Delaware Statutory Trust Act (Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. §§ 3801, et seq.), First M & F Corporation, a Mississippi corporation, with its principal offices located at 134 West Washington Street, Kosciusko, Mississippi 39090 (the “Company” and, collectively with the Trust, the “Offerors”), and First Tennessee Bank National Association (the “Purchaser”).

RECITALS:
          A.       The Trust desires to issue 30,000 of its Fixed/Floating Rate Capital Securities (the "Capital
Securities"), liquidation amount $1,000.00 per Capital Security, representing an undivided beneficial interest in the assets of the Trust (the "Offering"), to be issued pursuant to an Amended and Restated Declaration of Trust
(the "Declaration") by and among the Company, Wilmington Trust Company ("WTC"), the administrators named therein, and the holders (as defined therein), which Capital Securities are to be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the terms of a Guarantee
Agreement between the Company and WTC, as trustee (the "Guarantee"); and

          B.       The proceeds from the sale of the Capital Securities will be combined with the proceeds from the sale by the Trust to the Company of its common securities, and will be used by the Trust to purchase an equivalent amount of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures of the Company (the "Debentures") to be
issued by the Company pursuant to an indenture to be executed by the Company and WTC, as trustee (the
"Indenture"); and

          C.       In consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:
ARTICLE I

PURCHASE AND SALE OF CAPITAL SECURITIES
          1.1.     Upon the execution of this Agreement, the Purchaser hereby agrees to purchase from the Trust 15,000
Capital Securities at a price equal to $1,000.00 per Capital Security (the "Purchase Price") and the Trust agrees to sell such Capital Securities to the Purchaser for said Purchase Price.  The rights and preferences of the
Capital Securities are set forth in the Declaration.  The Purchase Price is payable in immediately available funds on February 16, 2006, or such other business day as may be designated by the Purchaser, but in no event later than February 24, 2006 (the "Closing Date").  The Offerors shall provide the Purchaser wire transfer instructions no later than 1 day following the date hereof.
A-1-1

          1.2.     The Placement Agreement, dated February 15, 2006 (the "Placement Agreement"), among the Offerors and the placement agents identified therein (the "Placement Agents") includes certain representations and warranties, covenants and conditions to closing and certain other matters governing the Offering.  The Placement Agreement is hereby incorporated by reference into this Agreement and the Purchaser shall be entitled to each of the benefits of the Placement Agents and the Purchaser under the Placement Agreement and shall be entitled to enforce the obligations of the Offerors under such Placement Agreement as fully as if the Purchaser were a party to such
Placement Agreement.

          1.3.     Anything herein or in the Placement Agreement notwithstanding, the Offerors acknowledge and agree that, so long as Purchaser holds some or all of the Capital Securities, the Purchaser may in its discretion from time to time transfer or sell, or sell or grant participation interests in, some or all of such Capital Securities to one or more parties, provided that any such transaction complies, as applicable, with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any other applicable securities laws, is pursuant to an exemption therefrom, or is otherwise not subject thereto.
ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PURCHASER
          2.1.     The Purchaser understands and acknowledges that none of the Capital Securities, the Debentures or the
Guarantee have been registered under the Securities Act or any other applicable securities law, are being offered for sale by the Trust in transactions not requiring registration under the Securities Act, and may not be offered, sold, pledged or otherwise transferred by the Purchaser except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

          2.2.     The Purchaser represents and warrants that, except as contemplated under Section 1.3 hereof, it is purchasing the Capital Securities for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Capital Securities pursuant to an effective registration statement under the Securities Act or under Rule 144A or any other exemption from registration available under the Securities Act or any other applicable securities law.

          2.3.     The Purchaser represents and warrants that neither the Offerors nor the Placement Agents are acting as a fiduciary or financial or investment adviser for the Purchaser.

          2.4.     The Purchaser represents and warrants that it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Offerors or of the Placement Agents.

          2.5.     The Purchaser represents and warrants that (a) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers in connection herewith to the extent it has deemed necessary, (b) it has had a reasonable opportunity to ask questions of and receive answers from officers and representatives of the Offerors concerning their respective financial condition and results of operations and the purchase of the Capital Securities, and any such questions have been answered to its satisfaction, (c) it has had the opportunity to review all publicly available records and filings concerning the Offerors and it has carefully reviewed such records and filings that it considers relevant to making an investment decision, and (d) it has made its own investment decisions based upon its own judgment, due diligence and advice from such advisers as it has deemed necessary and not upon any view expressed by the Offerors or the Placement Agents.
A-1-2

          2.6.     The Purchaser represents and warrants that it is a "qualified institutional buyer" as defined under
Rule 144A under the Securities Act.  If the Purchaser is a dealer of the type described in paragraph (a)(1)(ii) of
Rule 144A under the Securities Act, it owns and invests on a discretionary basis not less than U.S.
$25,000,000.00 in securities of issuers that are not affiliated with it.  The Purchaser is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of
Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan.

          2.7.     The Purchaser represents and warrants that on each day from the date on which it acquires the Capital
Securities through and including the date on which it disposes of its interests in the Capital Securities, either
(i) it is not (a) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement
Income Security Act of 1974, as amended ("ERISA")) which is subject to the provisions of Part 4 of Subtitle B of
Title I of ERISA, or any entity whose underlying assets include the assets of any such plan (an "ERISA Plan"),
(b) any other "plan" (as defined in Section 4975(e)(1) of the United States Internal Revenue Code of 1986, as
amended (the "Code")) which is subject to the provisions of Section 4975 of the Code or any entity whose underlying assets include the assets of any such plan (a "Plan"), (c) an entity whose underlying assets include the assets of any such ERISA Plan or other Plan by reason of Department of Labor regulation section 2510.3-101 or otherwise, or (d) a governmental or church plan that is subject to any federal, state or local law which is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code (a "Similar Law"); or
(ii) the purchase, holding and disposition of the Capital Securities by it will satisfy the requirements for exemptive relief under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60,
PTCE 96-23 or a similar exemption, or, in the case of a plan subject to a Similar Law, will not result in a non-exempt violation of such Similar Law.

          2.8.     The Purchaser represents and warrants that it is acquiring the Capital Securities as principal for its own account for investment and, except as contemplated under Section 1.3 hereof, not for sale in connection with any distribution thereof.  It was not formed solely for the purpose of investing in the Capital Securities, and additional capital or similar contributions were not specifically solicited from any person owning a beneficial interest in it for the purpose of enabling it to purchase any Capital Securities.  The Purchaser is not a
(i) partnership, (ii) common trust fund or (iii) special trust, pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made or the allocation of any investment among such partners, beneficiaries or participants, and except as contemplated under Section 1.3 hereof, it agrees that it shall not hold the Capital Securities for the benefit of any other person and shall be the sole beneficial owner thereof for all purposes and that it shall not sell participation interests in the Capital Securities or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in the distribution on the Capital Securities.  The
Capital Securities purchased directly or indirectly by the Purchaser constitute an investment of no more than 40%
of its assets.  The Purchaser understands and agrees that any purported transfer of the Capital Securities to a purchaser which would cause the representations and warranties of Section 2.6 and this Section 2.8 to be inaccurate shall be null and void ab initio and the Offerors retain the right to resell any Capital Securities sold to non-permitted transferees.

          2.9.     The Purchaser represents and warrants that it has full power and authority to execute and deliver this
Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein and it has full right and power to subscribe for Capital Securities and perform its obligations pursuant to this Agreement.
A-1-3

          2.10.    The Purchaser represents and warrants that no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any governmental body, agency or court having jurisdiction over the Purchaser, other than those that have been made or obtained, is necessary or required for the performance by the Purchaser of its obligations under this Agreement or to consummate the transactions contemplated herein.

          2.11.    The Purchaser represents and warrants that this Agreement has been duly authorized, executed and delivered by the Purchaser.

          2.12.    The Purchaser understands and acknowledges that the Company will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agrees that, if any of the acknowledgments, representations, warranties or agreements deemed to have been made by it by its purchase of the
Capital Securities are no longer accurate, it shall promptly notify the Company.

          2.13.    The Purchaser understands that no public market exists for any of the Capital Securities, and that it is unlikely that a public market will ever exist for the Capital Securities.
ARTICLE III

MISCELLANEOUS
          3.1.     Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, international courier or delivered by hand against written receipt therefor, or by facsimile transmission and confirmed by telephone, to the following addresses, or such other address as may be furnished to the other parties as herein provided:

                  To the Offerors:          First M & F Corporation
                                            134 West Washington Street
                                            Kosciusko, Mississippi  39090
                                            Attention:  John Copeland
                                            Fax:  662-289-8754

                  To the Purchaser:         First Tennessee Bank National Association
                                            845 Crossover Lane, Suite 150
                                            Memphis, Tennessee  38117
                                            Attention:  David Work
                                            Fax:  901-435-7983

Unless otherwise expressly provided herein, notices shall be deemed to have been given on the date of mailing, except notice of change of address, which shall be deemed to have been given when received.

          3.2.     This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.
A-1-4

          3.3.     Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Capital Securities as herein provided.

          3.4.     NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES
EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY
THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          3.5.     The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this
Agreement.

          3.6.     This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

          3.7.     In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Offerors' and the Purchaser's rights and privileges shall be enforceable to the fullest extent permitted by law.
Signatures appear on the following page
A-1-5

         IN WITNESS WHEREOF, this Agreement is agreed to and accepted as of the day and year first written above.

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:
    ----------------------------------------
Print Name:
           ---------------------------------
Title:
       -------------------------------------

                                                     First M & F Corporation

                                                     By:
                                                           ---------------------------------------------
                                                     Name:
                                                           ---------------------------------------------
                                                     Title:
                                                           ---------------------------------------------

                                                     First M & F Statutory Trust I

                                                     By:
                                                           ---------------------------------------------
                                                     Name:
                                                           ---------------------------------------------
                                                     Title:  Administrator
A-1-6

EXHIBIT A-2

FORM OF SUBSCRIPTION AGREEMENT

FIRST M & F STATUTORY TRUST I
FIRST M & F CORPORATION

SUBSCRIPTION AGREEMENT

February 16, 2006

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) made among First M & F Statutory Trust I (the “Trust”), a statutory trust created under the Delaware Statutory Trust Act (Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. §§ 3801, et seq.), First M & F Corporation, a Mississippi corporation, with its principal offices located at 134 West Washington Street, Kosciusko, Mississippi 39090 (the “Company” and, collectively with the Trust, the “Offerors”), and KBW, Inc. (the “Purchaser”).

RECITALS:
          A.       The Trust desires to issue 30,000 of its Fixed/Floating Rate Capital Securities (the "Capital
Securities"), liquidation amount $1,000.00 per Capital Security, representing an undivided beneficial interest in the assets of the Trust (the "Offering"), to be issued pursuant to an Amended and Restated Declaration of Trust
(the "Declaration") by and among the Company, Wilmington Trust Company ("WTC"), the administrators named therein, and the holders (as defined therein), which Capital Securities are to be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the terms of a Guarantee
Agreement between the Company and WTC, as trustee (the "Guarantee"); and

          B.       The proceeds from the sale of the Capital Securities will be combined with the proceeds from the sale by the Trust to the Company of its common securities, and will be used by the Trust to purchase an equivalent amount of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures of the Company (the "Debentures") to be
issued by the Company pursuant to an indenture to be executed by the Company and WTC, as trustee (the
"Indenture"); and

          C.       In consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:
ARTICLE I

PURCHASE AND SALE OF CAPITAL SECURITIES
          1.1.     Upon the execution of this Agreement, the Purchaser hereby agrees to purchase from the Trust 15,000
Capital Securities at a price equal to $1,000.00 per Capital Security (the "Purchase Price") and the Trust agrees to sell such Capital Securities to the Purchaser for said Purchase Price.  The rights and preferences of the
Capital Securities are set forth in the Declaration.  The Purchase Price is payable in immediately available funds on February 16, 2006, or such other business day as may be designated by the Purchaser, but in no event later than February 24, 2006 (the "Closing Date").  The Offerors shall provide the Purchaser wire transfer instructions no later than 1 day following the date hereof.
A-2-1

          1.2.     The Placement Agreement, dated February 15, 2006 (the "Placement Agreement"), among the Offerors and the placement agents identified therein (the "Placement Agents") includes certain representations and warranties, covenants and conditions to closing and certain other matters governing the Offering.  The Placement Agreement is hereby incorporated by reference into this Agreement and the Purchaser shall be entitled to each of the benefits of the Placement Agents and the Purchaser under the Placement Agreement and shall be entitled to enforce the obligations of the Offerors under such Placement Agreement as fully as if the Purchaser were a party to such
Placement Agreement.

          1.3.     Anything herein or in the Placement Agreement notwithstanding, the Offerors acknowledge and agree that, so long as Purchaser holds some or all of the Capital Securities, the Purchaser may in its discretion from time to time transfer or sell, or sell or grant participation interests in, some or all of such Capital Securities to one or more parties, provided that any such transaction complies, as applicable, with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any other applicable securities laws, is pursuant to an exemption therefrom, or is otherwise not subject thereto.
ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PURCHASER
          2.1.     The Purchaser understands and acknowledges that none of the Capital Securities, the Debentures or the
Guarantee have been registered under the Securities Act or any other applicable securities law, are being offered for sale by the Trust in transactions not requiring registration under the Securities Act, and may not be offered, sold, pledged or otherwise transferred by the Purchaser except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

          2.2.     The Purchaser represents and warrants that, except as contemplated under Section 1.3 hereof, it is purchasing the Capital Securities for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Capital Securities pursuant to an effective registration statement under the Securities Act or under Rule 144A or any other exemption from registration available under the Securities Act or any other applicable securities law.

          2.3.     The Purchaser represents and warrants that neither the Offerors nor the Placement Agents are acting as a fiduciary or financial or investment adviser for the Purchaser.

          2.4.     The Purchaser represents and warrants that it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Offerors or of the Placement Agents.

          2.5.     The Purchaser represents and warrants that (a) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers in connection herewith to the extent it has deemed necessary, (b) it has had a reasonable opportunity to ask questions of and receive answers from officers and representatives of the Offerors concerning their respective financial condition and results of operations and the purchase of the Capital Securities, and any such questions have been answered to its satisfaction, (c) it has had the opportunity to review all publicly available records and filings concerning the Offerors and it has carefully reviewed such records and filings that it considers relevant to making an investment decision, and (d) it has made its own investment decisions based upon its own judgment, due diligence and advice from such advisers as it has deemed necessary and not upon any view expressed by the Offerors or the Placement Agents.
A-2-2

          2.6.     The Purchaser represents and warrants that it is a "qualified institutional buyer" as defined under
Rule 144A under the Securities Act.  If the Purchaser is a dealer of the type described in paragraph (a)(1)(ii) of
Rule 144A under the Securities Act, it owns and invests on a discretionary basis not less than U.S.
$25,000,000.00 in securities of issuers that are not affiliated with it.  The Purchaser is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of
Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan.

          2.7.     The Purchaser represents and warrants that on each day from the date on which it acquires the Capital
Securities through and including the date on which it disposes of its interests in the Capital Securities, either
(i) it is not (a) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement
Income Security Act of 1974, as amended ("ERISA")) which is subject to the provisions of Part 4 of Subtitle B of
Title I of ERISA, or any entity whose underlying assets include the assets of any such plan (an "ERISA Plan"),
(b) any other "plan" (as defined in Section 4975(e)(1) of the United States Internal Revenue Code of 1986, as
amended (the "Code")) which is subject to the provisions of Section 4975 of the Code or any entity whose underlying assets include the assets of any such plan (a "Plan"), (c) an entity whose underlying assets include the assets of any such ERISA Plan or other Plan by reason of Department of Labor regulation section 2510.3-101 or otherwise, or (d) a governmental or church plan that is subject to any federal, state or local law which is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code (a "Similar Law"); or
(ii) the purchase, holding and disposition of the Capital Securities by it will satisfy the requirements for exemptive relief under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60,
PTCE 96-23 or a similar exemption, or, in the case of a plan subject to a Similar Law, will not result in a non-exempt violation of such Similar Law.

          2.8.     The Purchaser represents and warrants that it is acquiring the Capital Securities as principal for its own account for investment and, except as contemplated under Section 1.3 hereof, not for sale in connection with any distribution thereof.  It was not formed solely for the purpose of investing in the Capital Securities, and additional capital or similar contributions were not specifically solicited from any person owning a beneficial interest in it for the purpose of enabling it to purchase any Capital Securities.  The Purchaser is not a
(i) partnership, (ii) common trust fund or (iii) special trust, pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made or the allocation of any investment among such partners, beneficiaries or participants, and except as contemplated under Section 1.3 hereof, it agrees that it shall not hold the Capital Securities for the benefit of any other person and shall be the sole beneficial owner thereof for all purposes and that it shall not sell participation interests in the Capital Securities or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in the distribution on the Capital Securities.  The
Capital Securities purchased directly or indirectly by the Purchaser constitute an investment of no more than 40%
of its assets.  The Purchaser understands and agrees that any purported transfer of the Capital Securities to a purchaser which would cause the representations and warranties of Section 2.6 and this Section 2.8 to be inaccurate shall be null and void ab initio and the Offerors retain the right to resell any Capital Securities sold to non-permitted transferees.

          2.9.     The Purchaser represents and warrants that it has full power and authority to execute and deliver this
Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein and it has full right and power to subscribe for Capital Securities and perform its obligations pursuant to this Agreement.
A-2-3

          2.10.    The Purchaser represents and warrants that no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any governmental body, agency or court having jurisdiction over the Purchaser, other than those that have been made or obtained, is necessary or required for the performance by the Purchaser of its obligations under this Agreement or to consummate the transactions contemplated herein.

          2.11.    The Purchaser represents and warrants that this Agreement has been duly authorized, executed and delivered by the Purchaser.

          2.12.    The Purchaser understands and acknowledges that the Company will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agrees that, if any of the acknowledgments, representations, warranties or agreements deemed to have been made by it by its purchase of the
Capital Securities are no longer accurate, it shall promptly notify the Company.

          2.13.    The Purchaser understands that no public market exists for any of the Capital Securities, and that it is unlikely that a public market will ever exist for the Capital Securities.
ARTICLE III

MISCELLANEOUS
          3.1.     Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, international courier or delivered by hand against written receipt therefor, or by facsimile transmission and confirmed by telephone, to the following addresses, or such other address as may be furnished to the other parties as herein provided:

                  To the Offerors:          First M & F Corporation
                                            134 West Washington Street
                                            Kosciusko, Mississippi  39090
                                            Attention:  John Copeland
                                            Fax:  662-289-8754

                  To the Purchaser:         KBW, Inc.
                                            787 7th Avenue, 4th Floor
                                            New York, New York  10019
                                            Attention:  Mitchell Kleinman, General Counsel
                                            Fax:  212-403-2000

Unless otherwise expressly provided herein, notices shall be deemed to have been given on the date of mailing, except notice of change of address, which shall be deemed to have been given when received.

          3.2.     This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.
A-2-4

          3.3.     Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Capital Securities as herein provided.

          3.4.     NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES
EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY
THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          3.5.     The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this
Agreement.

          3.6.     This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

          3.7.     In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Offerors' and the Purchaser's rights and privileges shall be enforceable to the fullest extent permitted by law.
Signatures appear on the following page
A-2-5

         IN WITNESS WHEREOF, this Agreement is agreed to and accepted as of the day and year first written above.

KBW, INC.

By:
    -----------------------------------
Print Name:
           ----------------------------
Title:
       ---------------------------------

                                                     First M & F Corporation

                                                     By:
                                                          ---------------------------------------
                                                     Name:
                                                          ---------------------------------------
                                                     Title:
                                                          ---------------------------------------

                                                     First M & F Statutory Trust I

                                                     By:
                                                          ---------------------------------------
                                                     Name:
                                                          ---------------------------------------
                                                     Title:  Administrator
A-2-6

EXHIBIT B-1

FORM OF COMPANY COUNSEL OPINION

February 16, 2006

First Tennessee Bank National Association                       FTN Financial Capital Markets
845 Crossover Lane, Suite 150                                   845 Crossover Lane, Suite 150
Memphis, Tennessee  38117                                       Memphis, Tennessee  38117

KBW, Inc.                                                       Keefe, Bruyette & Woods, Inc.
787 7th Avenue, 4th Floor                                       787 7th Avenue, 4th Floor
New York, New York  10019                                       New York, New York  10019

                                                                Wilmington Trust Company
                                                                Rodney Square North
                                                                1100 North Market Street
                                                                Wilmington, Delaware  19890-1600
Ladies and Gentlemen:

We have acted as counsel to First M & F Corporation (the “Company”), a Mississippi corporation in connection with a certain Placement Agreement, dated February 15, 2006, (the “Placement Agreement”), between the Company and First M & F Statutory Trust I (the “Trust”), on one hand, and FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc. (the “Placement Agents”), on the other hand. Pursuant to the Placement Agreement, and subject to the terms and conditions stated therein, the Trust will issue and sell to First Tennessee Bank National Association and KBW, Inc. (the “Purchasers”), $30,000,000.00 aggregate principal amount of Fixed/Floating Rate Capital Securities (liquidation amount $1,000.00 per capital security) (the “Capital Securities”).

Capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Placement Agreement.

The law covered by the opinions expressed herein is limited to the law of the United States of America and of the State of Mississippi.

We have made such investigations of law as, in our judgment, were necessary to render the following opinions. We have also reviewed (a) the Company’s Articles of Incorporation, as amended, and its By-Laws, as amended; and (b) such corporate documents, records, information and certificates of the Company and the Subsidiaries, certificates of public officials or government authorities and other documents as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed. As to certain facts material to our opinions, we have relied, with your permission, upon statements, certificates or representations, including those delivered or made in connection with the above-referenced transaction, of officers and other representatives of the Company and the Subsidiaries and the Trust.

As used herein, the phrases “to the best of our knowledge” or “known to us” or other similar phrases mean the actual knowledge of the attorneys who have had active involvement in the transactions described above or who have prepared or signed this opinion letter, or who otherwise have devoted substantial attention to legal matters for the Company.

B-1-1

Based upon and subject to the foregoing and the further qualifications set forth below, we are of the opinion as of the date hereof that:

         1.       The Company is validly existing and in good standing under the laws of the State of Mississippi and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.  Each of the Significant Subsidiaries is validly existing and in good standing under the laws of its jurisdiction of organization.  Each of the Company and the Significant Subsidiaries has full corporate power and authority to own or lease its properties and to conduct its business as such business is currently conducted in all material respects.  To the best of our knowledge, all outstanding shares of capital stock of the Significant Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 1831o or 12 U.S.C. Section 55, and are owned of record and beneficially, directly or indirectly, by the Company.

         2.       The issuance, sale and delivery of the Debentures in accordance with the terms and conditions of the Placement Agreement and the Operative Documents have been duly authorized by all necessary actions of the
Company.  The issuance, sale and delivery of the Debentures by the Company and the issuance, sale and delivery of the Capital Securities and the Common Securities by the Trust do not give rise to any preemptive or other rights to subscribe for or to purchase any shares of capital stock or equity securities of the Company or the
Significant Subsidiaries pursuant to the corporate Articles of Incorporation or Charter, By-Laws or other governing documents of the Company or the Significant Subsidiaries, or, to the best of our knowledge, any agreement or other instrument to which either the Company or the Subsidiaries is a party or by which the Company or the Significant Subsidiaries may be bound.

         3.       The Company has all requisite corporate power to enter into and perform its obligations under the Placement Agreement and the Subscription Agreements, and the Placement Agreement and the Subscription
Agreements have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws affecting creditors' rights generally, and except as the indemnification and contribution provisions thereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

         4.       Each of the Indenture, the Trust Agreement and the Guarantee Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

         5.       The Debentures have been duly authorized, executed and delivered by the Company, are entitled to the benefits of the Indenture and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.
B-1-2

         6.       To the best of our knowledge, neither the Company, the Trust, nor any of the Subsidiaries is in
breach or violation of, or default under, with or without notice or lapse of time or both, its Articles of
Incorporation or Charter, By-Laws or other governing documents (including without limitation, the Trust
Agreement).  The execution, delivery and performance of the Placement Agreement and the Operative Documents and
the consummation of the transactions contemplated by the Placement Agreement and the Operative Documents do not
and will not (i) result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company or the Subsidiaries, or (ii) conflict with, constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of (A) the Articles of Incorporation or Charter, By-Laws or
other governing documents of the Company or the Subsidiaries, or (B) to the best of our knowledge, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which the Company or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or (C) any order, decree, judgment, franchise, license, permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to us having jurisdiction over the Company or the Subsidiaries or any of their respective properties which, in the case of each of (i) or (ii) above, is material to the Company and the Subsidiaries on a consolidated basis.

         7.       Except for filings, registrations or qualifications that may be required by applicable securities laws, no authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under the laws of the State of Mississippi in connection with the transactions contemplated by the Placement Agreement and the
Operative Documents in connection with the offer and sale of the Capital Securities as contemplated by the
Placement Agreement and the Operative Documents.

         8.       To the best of our knowledge (i) no action, suit or proceeding at law or in equity is pending or threatened to which the Company, the Trust or the Subsidiaries are or may be a party, and (ii) no action, suit or proceeding is pending or threatened against or affecting the Company, the Trust or the Subsidiaries or any of
their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated by the
Placement Agreement and the Operative Documents or the issuance and sale of the Capital Securities as contemplated therein or the condition (financial or otherwise), earnings, affairs, business, or results of operations of the Company, the Trust and the Subsidiaries on a consolidated basis.

         9.       Assuming the truth and accuracy of the representations and warranties of the Placement Agents in the Placement Agreement and the Purchasers in the Subscription Agreements, it is not necessary in connection with the offering, sale and delivery of the Capital Securities, the Debentures and the Guarantee Agreement (or
the Guarantee) to register the same under the Securities Act of 1933, as amended, under the circumstances contemplated in the Placement Agreement and the Subscription Agreements.

         10.      Neither the Company nor the Trust is or after giving effect to the offering and sale of the
Capital Securities and the consummation of the transactions described in the Placement Agreement will be, an
"investment company" or an entity "controlled" by an "investment company," in each case within the meaning of the
Investment Company Act of 1940, as amended, without regard to Section 3(c) of such Act.

The opinion expressed in the first two sentences of numbered paragraph 1 of this opinion is based solely upon certain certificates and confirmations issued by the applicable governmental officer or authority with respect to each of the Company and the Significant Subsidiaries.

B-1-3

With respect to the foregoing opinions, since no member of this firm is actively engaged in the practice of law in the States of Delaware or New York, we do not express any opinions as to the laws of such states and have (i) relied, with your approval, upon the opinion of Richards, Layton & Finger, P.A. with respect to matters of Delaware law and (ii) assumed, with your approval and without rendering any opinion to such effect, that the laws of the State of New York, in all respects material to this opinion, are substantively identical to the laws of the State of Mississippi, without regard to conflict of law provisions.

The opinions expressed herein are rendered to you solely pursuant to Section 3.1(a) of the Placement Agreement. As such, they may be relied upon by you only and may not be used or relied upon by any other person for any purpose whatsoever without our prior written consent.

                                                     Very truly yours,
B-1-4

EXHIBIT B-2

FORM OF DELAWARE COUNSEL OPINION

To Each of the Persons
Listed on Schedule A Hereto
                  Re:      First M & F Statutory Trust I

Ladies and Gentlemen:

We have acted as special Delaware counsel for First M & F Statutory Trust I, a Delaware statutory trust (the “Trust”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                  (a)      The Certificate of Trust of the Trust (the "Certificate of Trust"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on February 14, 2006;

                  (b)      The Declaration of Trust, dated as of February 14, 2006, among First M & F
Corporation, a Mississippi corporation (the "Company"), Wilmington Trust Company, a Delaware banking corporation
("WTC"), as trustee and the administrators named therein (the "Administrators");

                  (c)      The Amended and Restated Declaration of Trust of the Trust, dated as of February 16,
2006 (including the form of Capital Securities Certificate attached thereto as Exhibit A-1 and the terms of the
Capital Securities attached as Annex I) (the "Declaration of Trust"), among the Company, as sponsor, WTC, as
Delaware trustee (the "Delaware Trustee") and institutional trustee (the "Institutional Trustee"), the
Administrators and the holders, from time to time, of undivided beneficial interests in the assets of the Trust;

                  (d)      The Placement Agreement, dated February 15, 2006 (the "Placement Agreement"), among the Company, the Trust, and FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc., as placement agents;

                  (e)      The Subscription Agreements, dated February 16, 2006 (the "Subscription Agreement"), among (i) the Trust, the Company and First Tennessee Bank National Association and (ii) the Trust, the Company
and KBW, Inc. (the documents identified in items (c) through (e) being collectively referred to as the "Operative
Documents");

                  (f)      The Capital Securities being issued on the date hereof (the "Capital Securities");

                  (g)      The Common Securities being issued on the date hereof (the "Common Securities") (the documents identified in items (f) and (g) being collectively referred to as the "Trust Securities"); and

                  (h)      A Certificate of Good Standing for the Trust, dated February 15, 2006, obtained from the Secretary of State.
B-2-1

Capitalized terms used herein and not otherwise defined are used as defined in the Declaration of Trust, except that reference herein to any document shall mean such document as in effect on the date hereof. This opinion is being delivered pursuant to Section 3.1 of the Placement Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (h) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (h) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) that the Declaration of Trust constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation, and termination of the Trust, and that the Declaration of Trust and the Certificate of Trust are in full force and effect and have not been amended further, (ii) that there are no proceedings pending or contemplated, for the merger, consolidation, liquidation, dissolution or termination of the Trust, (iii) except to the extent provided in paragraph 1 below, the due creation, due formation or due organization, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, formation or organization, (iv) that each party to the documents examined by us is qualified to do business in each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under the documents examined by us, (v) the legal capacity of each natural person who is a party to the documents examined by us, (vi) except to the extent set forth in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (vii) except to the extent provided in paragraph 3 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents, (viii) the receipt by each Person to whom a Capital Security is to be issued by the Trust (the “Capital Security Holders”) of a Capital Security Certificate for the Capital Security and the payment for the Capital Securities acquired by it, in accordance with the Declaration of Trust and the Subscription Agreement, (ix) that the Capital Securities are issued and sold to the Holders of the Capital Securities in accordance with the Declaration of Trust and the Subscription Agreement, (x) the receipt by the Person (the “Common Securityholder”) to whom the common securities of the Trust representing common undivided beneficial interests in the assets of the Trust (the “Common Securities” and, together with the Capital Securities, the “Trust Securities”) are to be issued by the Trust of a Common Security Certificate for the Common Securities and the payment for the Common Securities acquired by it, in accordance with the Declaration of Trust, (xi) that the Common Securities are issued and sold to the Common Securityholder in accordance with the Declaration of Trust, (xii) that each of the parties to the documents reviewed by us has agreed to and received the stated consideration for the incurrence of its obligations under such documents, (xiii) that each of the documents reviewed by us (other than the Declaration of Trust) is a legal, valid, binding and enforceable obligation of the parties thereto in accordance with the terms thereof and (xiv) that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a trustee and the filing of documents with the Secretary of State) or employees in the State of Delaware. We have not participated in the preparation of any offering materials with respect to the Trust Securities and assume no responsibility for its contents.

B-2-2

This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

We express no opinion as to (i) the effect of suretyship defenses, or defenses in the nature thereof, with respect to the obligations of any applicable guarantor, joint obligor, surety, accommodation party, or other secondary obligor or any provisions of the Declaration of Trust with respect to indemnification or contribution and (ii) the accuracy or completeness of any exhibits or schedules to the Operative Documents. No opinion is given herein as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Operative Documents.

We express no opinion as to the enforceability of any particular provision of the Declaration of Trust or the other Operative Documents relating to remedies after default.

We express no opinion as to the enforceability of any particular provision of any of the Operative Documents relating to (i) waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) waivers or variations of provisions which are not capable of waiver or variation under the Uniform Commercial Code (“UCC”) of the State, (v) the grant of powers of attorney to any person or entity, or (vi) exculpation or exoneration clauses, indemnity clauses, and clauses relating to releases or waivers of unmatured claims or rights.

We have made no examination of, and no opinion is given herein as to the Trustee’s or the Trust’s title to or other ownership rights in, or the existence of any liens, charges or encumbrances on, or adverse claims against, any asset or property held by the Institutional Trustee or the Trust. We express no opinion as to the creation, validity, attachment, perfection or priority of any mortgage, security interest or lien in any asset or property held by the Institutional Trustee or the Trust.

We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

We express no opinion as to any requirement that any party to the Operative Documents (or any other persons or entities purportedly entitled to the benefits thereof) qualify or register to do business in any jurisdiction in order to be able to enforce its rights thereunder or obtain the benefits thereof.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

B-2-3

                  1.       The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.) (the "Act").  All filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a statutory trust have been made.

                  2.       Under the Declaration of Trust and the Act, the Trust has the trust power and authority to (A) execute and deliver the Operative Documents, (B) perform its obligations under such Operative
Documents and (C) issue the Trust Securities.

                  3.       The execution and delivery by the Trust of the Operative Documents, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

                  4.       The Declaration of Trust constitutes a legal, valid and binding obligation of the
Company, the Trustees and the Administrators, and is enforceable against the Company, the Trustees and the
Administrators, in accordance with its terms.

                  5.       Each of the Operative Documents constitutes a legal, valid and binding obligation of the Trust, enforceable against the Trust, in accordance with its terms.

                  6.       The Capital Securities have been duly authorized for issuance by the Declaration of
Trust, and, when duly executed and delivered to and paid for by the purchasers thereof in accordance with the
Declaration of Trust, the Subscription Agreement and the Placement Agreement, the Capital Securities will be validly issued, fully paid and, subject to the qualifications set forth in paragraph 8 below, nonassessable undivided beneficial interests in the assets of the Trust and will entitle the Capital Securities Holders to the benefits of the Declaration of Trust.  The issuance of the Capital Securities is not subject to preemptive or other similar rights under the Act or the Declaration of Trust.

                  7.       The Common Securities have been duly authorized for issuance by the Declaration of
Trust and, when duly executed and delivered to the Company as Common Security Holder in accordance with the
Declaration of Trust, will be validly issued, fully paid and, subject to paragraph 8 below and Section 9.1(b) of the Declaration of Trust (which provides that the Holder of the Common Securities are liable for debts and obligations of Trust), nonassessable undivided beneficial interests in the assets of the Trust and will entitle the Common Security Holder to the benefits of the Declaration of Trust.  The issuance of the Common Securities is not subject to preemptive or other similar rights under the Act or the Declaration of Trust.

                  8.       Under the Declaration of Trust and the Act, the Holders of the Capital Securities, as
beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of
Delaware.  We note that the Holders of the Capital Securities and the Holder of the Common Securities may be
obligated, pursuant to the Declaration of Trust, (A) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Capital Security Certificates and the issuance of replacement Capital Security Certificates, and (B) to provide security or indemnity in connection with requests of or directions to the Institutional Trustee to exercise its rights and powers under the
Declaration of Trust.

                  9.       Neither the execution, delivery and performance by the Trust of the Operative
Documents, nor the consummation by the Trust of any of the transactions contemplated thereby, requires the consent or approval of, the authorization of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust with the Secretary of State (which Certificate of Trust has been duly filed).
B-2-4

                  10.      Neither the execution, delivery and performance by the Trust of the Trust Documents, nor the consummation by the Trust of the transactions contemplated thereby, (i) is in violation of the
Declaration of Trust or of any law, rule or regulation of the State of Delaware applicable to the Trust or (ii)
to the best of our knowledge, without independent investigation, violates, contravenes or constitutes a default under, or results in a breach of or in the creation of any lien (other than as permitted by the Operative
Documents) upon any property of the Trust under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, license or other agreement or instrument to which the
Trust is a party or by which it is bound.

                  11.      Assuming that the Trust will not be taxable as a corporation for federal income tax purposes, but rather will be classified for such purposes as a grantor trust under Subpart E, Part I of
Subchapter J of the Internal Revenue Code of 1986, as amended, the Trust will not be subject to any tax, fee or governmental charge under the laws of the State of Delaware.

The opinions expressed in paragraph 4, 5, 6, 7 and 8 above are subject, as to enforcement, to the effect upon the Declaration of Trust of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and transfer, and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

Circular 230 Notice. Any advice contained in this communication with respect to any federal tax matter was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that the Internal Revenue Service may impose on the taxpayer. If any such advice is made to any person other than to our client for whom the advice was prepared, the advice expressed above is being delivered to support the promotion or marketing (by a person other than Richards, Layton & Finger) of the transaction or matter discussed or referenced, and such taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

In basing the opinions set forth herein on “our knowledge,” the words “our knowledge” signify that no information has come to the attention of the attorneys in the firm who are directly involved in the representation of the Trust in this transaction that would give us actual knowledge that any such opinions are not accurate. Except as otherwise stated herein, we have undertaken no independent investigation or verification of such matters.

We consent to your relying as to matters of Delaware law upon this opinion in connection with the Placement Agreement. We also consent to Lewis, Rice & Fingersh, L.C.‘s and Watkins Ludlan Winter & Stennis, P.A.‘s relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them on the date hereof pursuant to the Placement Agreement. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                            Very truly yours,
B-2-5

                                                                 SCHEDULE A

Wilmington Trust Company

FTN Financial Capital Markets

Keefe, Bruyette & Woods, Inc.

First Tennessee Bank National Association

KBW, Inc.

First M & F Corporation
B-2-6

                                                                  EXHIBIT B-3

                                                            TAX COUNSEL OPINION ITEMS

1.       The Debentures will be classified as indebtedness of the Company for U.S. federal income tax purposes.

2.       The Trust will be characterized as a grantor trust and not as an association taxable as a corporation for U.S. federal income tax purposes.
B-3-1

Lewis, Rice & Fingersh, L.C.
500 N. Broadway, Suite 2000
St. Louis, Missouri  63102

         Re:      Representations Concerning the Issuance of Junior Subordinated Deferrable Interest Debentures
                  (the "Debentures") to First M & F Statutory Trust I (the "Trust") and Sale of Trust Securities
                  (the "Trust Securities") of the Trust

Ladies and Gentlemen:

In accordance with your request, First M & F Corporation (the “Company”) hereby makes the following representations in connection with the preparation of your opinion letter as to the United States federal income tax consequences of the issuance by the Company of the Debentures to the Trust and the sale of the Trust Securities.

Company hereby represents that:

         1.       The sole assets of the Trust will be the Debentures, any interest paid on the Debentures to the extent not distributed, proceeds of the Debentures, or any of the foregoing.

         2.       The Company intends to use the net proceeds from the sale of the Debentures for general corporate purposes.

         3.       The Trust was not formed to conduct any trade or business and is not authorized to conduct any trade or business. The Trust exists for the exclusive purposes of (i) issuing and selling the Trust Securities, (ii) using the proceeds from the sale of Trust Securities to acquire the Debentures, and (iii) engaging only in activities necessary or incidental thereto.

         4.       The Company has not entered into an agency agreement with the Trust or authorized the trustee to act as its agent in dealing with third parties. To Company's knowledge, after due inquiry, the Trust has not acted as the agent of the Company or of anyone else in dealing with third parties.

         5.       The Trust was formed to facilitate direct investment in the assets of the Trust, and the existence of multiple classes of ownership is incidental to that purpose. There is no intent to provide holders of such interests in the Trust with diverse interests in the assets of the Trust.

         6.       The Company intends to create a debtor-creditor relationship between the Company, as debtor, and the
Trust, as a creditor, upon the issuance and sale of the Debentures to the Trust by the Company. The Company will
(i) record and at all times continue to reflect the Debentures as indebtedness on its separate books and records for financial accounting purposes, and (ii) treat the Debentures as indebtedness for all United States tax purposes.

         7.       During each year, the Trust's income will consist solely of payments made by the Company with respect to the Debentures. Such payments will not be derived from the active conduct of a financial business by the Trust.
Both the Company's obligation to make such payments and the measurement of the amounts payable by the Company are defined by the terms of the Debentures. Neither the Company's obligation to make such payments nor the measurement of the amounts payable by the Company is dependent on income or profits of Company or any affiliate of the Company.
B-3-2

         8.       The Company expects that it will be able to make, and will make, timely payment of amounts identified by the Debentures as principal and interest in accordance with the terms of the Debentures with available capital or accumulated earnings.

         9.       The Company presently has no intention to defer interest payments on the Debentures, and it considers the likelihood of such a deferral to be remote because, if it were to exercise its right to defer payments of interest with respect to the Debentures, it would not be permitted to declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any capital stock of the Company or any affiliate of the Company (other than payments of dividends or distributions to the Company or payments of dividends from direct or indirect subsidiaries of the Company to their parent corporations, which also shall be direct or indirect subsidiaries of the Company) or make any payment of principal of or interest or premium, if any, on or repay, repurchase, or redeem any debt securities of the Company or any affiliate of the
Company that rank pari passu in all respects with or junior in interest to the Debentures, in each case subject to limited exceptions stated in Section 2.11 of the Indenture to be entered into in connection with the issuance of the Debentures.

         10.      The Company has no present intention (a) to take the position that a deferral of interest payments on the Debentures is not a remote contingency, or (b) to make an explicit disclosure on the Company's tax return, under Reg. § 1.1275-2(h)(5) that its determination as holder with respect to remote contingency status is different from its determination as issuer.

         11.      Immediately after the issuance of the Debentures, the debt-to-equity ratio of the Company (as determined for financial accounting purposes, but excluding deposit liabilities from the Company's debt) will be within standard depository institution industry norms and, in any event, will be no higher than four to one (4 : 1).

         12.      To the best of our knowledge, the Company is currently in compliance with all federal, state, and local capital requirements, except to the extent that failure to comply with any such requirements would not have a material adverse effect on the Company and its affiliates.

         13.      The Company will not issue any class of common stock or preferred stock senior to the Debentures during their term.

         14.      The Internal Revenue Service has not challenged the interest deduction on any class of the Company's subordinated debt in the last ten (10) years on the basis that such debt constitutes equity for federal income tax purposes.

The above representations are accurate as of the date below and will continue to be accurate through the issuance of the Trust Securities, unless you are otherwise notified by us in writing. The undersigned understands that you will rely on the foregoing in connection with rendering certain legal opinions, and possesses the authority to make the representations set forth in this letter on behalf of the Company.

                                                     Very truly yours,

                                                     First M & F Corporation

Date: February 15, 2006                              By:
                                                            -------------------------------------
                                                     Title:
                                                            -------------------------------------
B-3-3

                                                     EXHIBIT C

                                             SIGNIFICANT SUBSIDIARIES

M & F Bank
C-1

                                                     EXHIBIT D

                                             FORM OF QUARTERLY REPORT

First Tennessee Bank National Association            KBW, Inc.
845 Crossover Lane, Suite 150                        787 7th Avenue, 4th Floor
Memphis, Tennessee  38117                            New York, New York  10019
Attention:  David Work                               Attention:  Mitchell Kleinman, General Counsel

BANK HOLDING COMPANY
As of [March 31, June 30, September 30 or December 31], 20__

Tier 1 to Risk Weighted Assets                                                _________%

Ratio of Double Leverage                                                      _________%

Non-Performing Assets to Loans and OREO                                       _________%

Ratio of Reserves to Non-Performing Loans                                     _________%

Ratio of Net Charge-Offs to Loans                                             _________%

Return on Average Assets (annualized)**                                       _________%

Net Interest Margin (annualized)**                                            _________%

Efficiency Ratio                                                              _________%

Ratio of Loans to Assets                                                      _________%

Ratio of Loans to Deposits                                                    _________%

Total Assets                                                                 $__________

Year to Date Income                                                          $__________

-------------------
*A table describing the quarterly report calculation procedures is provided on page D-2

** To annualize Return on Average Assets and Net Interest Margin do the following:
1st Quarter-multiply income statement item by 4, then divide by balance sheet item(s)
2nd Quarter-multiply income statement item by 2,then divide by balance sheet item(s)
3rd Quarter-divide income statement item by 3, then multiply by 4, then divide by balance sheet item(s)
4th Quarter-should already be an annual number
NO ADJUSTMENT SHOULD BE MADE TO BALANCE SHEET ITEMS
D-1

                                               Financial Definitions

----------------------- -------------------------------------------------- ---------------------------------------------------
Report Item             Corresponding  FRY-9C or LP Line  Items with Line
                        Item corresponding Schedules                       Description of Calculation
----------------------- -------------------------------------------------- ---------------------------------------------------

"Tier  1  Capital"  to  BHCK7206                                           Tier  1  Risk  Ratio:   Core  Capital   (Tier  1)/
Risk Weighted Assets    Schedule HC-R                                      Risk-Adjusted Assets
----------------------- -------------------------------------------------- ---------------------------------------------------

Ratio    of     Double  (BHCP0365)/(BHCP3210)                              Total equity  investments in subsidiaries  divided
Leverage                Schedule PC  in the LP                             by  the  total  equity  capital.   This  field  is
                                                                           calculated   at   the   parent    company   level.
                                                                           "Subsidiaries"    include   bank,   bank   holding
                                                                           company, and nonbank subsidiaries.
----------------------- -------------------------------------------------- ---------------------------------------------------

Non-Performing  Assets  (BHCK5525-BHCK3506+BHCK5526-BHCK3507+BHCK2744)/(BHCTotal+Nonperforming Assets  (NPLs+Foreclosed  Real
to Loans and OREO       Schedules HC-C, HC-M & HC-N                       Estate+Other  Nonaccrual  &  Repossessed  Assets)/
                                                                           Total Loans + Foreclosed Real Estate
----------------------- -------------------------------------------------- ---------------------------------------------------

Ratio of  Reserves  to  (BHCK3123+BHCK3128)/(BHCK5525-BHCK3506+BHCK5526-BHCTotal) Loan  Loss  and  Allocated   Transfer  Risk
Non-Performing Loans    Schedules HC & HC-N                                Reserves/ Total  Nonperforming Loans (Nonaccrual +
                                                                           Restructured)
----------------------- -------------------------------------------------- ---------------------------------------------------

Ratio      of      Net  (BHCK4635-BHCK4605)/(BHCK3516)                     Net charge offs for the period as a percentage  of
Charge-Offs to Loans    Schedules HI-B & HC-K                              average loans.
----------------------- -------------------------------------------------- ---------------------------------------------------

Return on Assets        (BHCK4340/BHCK3368)                                Net Income as a percentage of Assets.
                         Schedules HI & HC-K
----------------------- -------------------------------------------------- ---------------------------------------------------

Net Interest Margin     (BHCK4519)/(BHCK3515+BHCK3365+BHCK3516+BHCK3401+BHC(Net5Interest Income Fully Taxable Equivalent,  if
                         Schedules HI Memorandum and HC-K                  available / Average Earning Assets)
----------------------- -------------------------------------------------- ---------------------------------------------------

Efficiency Ratio        (BHCK4093)/(BHCK4519+BHCK4079)                     (Noninterest   Expense)/   (Net  Interest   Income
                        Schedule HI                                        Fully  Taxable  Equivalent,   if  available,  plus
                                                                           Noninterest Income)
----------------------- -------------------------------------------------- ---------------------------------------------------

Ratio   of   Loans  to  (BHCKB528+BHCK5369)/BHCK2170)                      Total  Loans & Leases  (Net of  Unearned  Income &
Assets                  Schedule HC                                        Gross of Reserve)/ Total Assets
----------------------- -------------------------------------------------- ---------------------------------------------------

Ratio   of   Loans  to  (BHCKB528+BHCK5369)/(BHDM6631+BHDM6636+BHFN6631+BHFTotal) Loans & Leases  (Net of  Unearned  Income &
Deposits                Schedule HC                                        Gross  of  Reserve)/   Total  Deposits   (Includes
                                                                           Domestic and Foreign Deposits)
----------------------- -------------------------------------------------- ---------------------------------------------------

Total Assets            (BHCK2170)                                         The  sum  of  total  assets.   Includes  cash  and
                        Schedule HC                                        balances   due   from   depository   institutions;
                                                                           securities;  federal  funds  sold  and  securities
                                                                           purchased  under  agreements to resell;  loans and
                                                                           lease  financing   receivables;   trading  assets;
                                                                           premises  and  fixed  assets;  other  real  estate
                                                                           owned; investments in unconsolidated  subsidiaries
                                                                           and associated companies;  customer's liability on
                                                                           acceptances  outstanding;  intangible  assets; and
                                                                           other assets.
----------------------- -------------------------------------------------- ---------------------------------------------------

Net Income              (BHCK4300)                                         The  sum of  income  (loss)  before  extraordinary
                        Schedule HI                                        items  and  other  adjustments  and  extraordinary
                                                                           items;  and  other  adjustments,   net  of  income
                                                                           taxes.
D-2

                                                          EXHIBIT 99.4

                                                 AMENDED AND RESTATED DECLARATION
                                                             OF TRUST

                                                           by and among

                                                     WILMINGTON TRUST COMPANY,
                                                        as Delaware Trustee,

                                                     WILMINGTON TRUST COMPANY,
                                                     as Institutional Trustee,

                                                      FIRST M & F CORPORATION,
                                                             as Sponsor,

                                                                and

                                                 JOHN COPELAND, BOBBY THOMPSON and
                                                           KIM WILLIAMS,
                                                        as Administrators,

                                                   Dated as of February 16, 2006

                                                          TABLE OF CONTENTS
                                                                                                                Page

ARTICLE I INTERPRETATION AND DEFINITIONS                                                                        ..1
         Section 1.1.      Definitions                                                                        ....1

ARTICLE II ORGANIZATION                                                                                          .8
         Section 2.1.      Name                                                                              .....8
         Section 2.2.      Office                                                                              ...8
         Section 2.3.      Purpose                                                                              ..8
         Section 2.4.      Authority                                                                              9
         Section 2.5.      Title to Property of the Trust                                                      ...9
         Section 2.6.      Powers and Duties of the Trustees and the Administrators                              .9

         Section 2.13.     Not Responsible for Recitals or Issuance of Securities                              ..18
         Section 2.14.     Duration of Trust                                                                  ...18
         Section 2.15.     Mergers                                                                              .18

ARTICLE III SPONSOR                                                                                          ....19
         Section 3.1.      Sponsor's Purchase of Common Securities                                          .....19
         Section 3.2.      Responsibilities of the Sponsor                                                      .19
         Section 3.3.      Expenses                                                                              20
         Section 3.4.      Right to Proceed                                                                  ....20

ARTICLE IV INSTITUTIONAL TRUSTEE AND ADMINISTRATORS                                                            ..20
         Section 4.1.      Number of Trustees                                                                  ..20
         Section 4.2.      Delaware Trustee; Eligibility                                                      ...21
         Section 4.3.      Institutional Trustee; Eligibility                                                ....21
         Section 4.4.      Administrators                                                                        21
         Section 4.5.      Appointment, Removal and Resignation of Trustees and Administrators                  .22
         Section 4.6.      Vacancies Among Trustees                                                            ..23
         Section 4.7.      Effect of Vacancies                                                                  .23
         Section 4.8.      Meetings of the Trustees and the Administrators                                    ...23
         Section 4.9.      Delegation of Power                                                                  .24
         Section 4.10.     Conversion, Consolidation or Succession to Business                              .....24

ARTICLE V DISTRIBUTIONS                                                                                          24
         Section 5.1.      Distributions                                                                        .24

ARTICLE VI ISSUANCE OF SECURITIES                                                                              ..24
         Section 6.1.      General Provisions Regarding Securities                                          .....24
         Section 6.2.      Paying Agent, Transfer Agent and Registrar                                          ..25
         Section 6.3.      Form and Dating                                                                  .....26
         Section 6.4.      Book-Entry Capital Securities                                                      ...26
         Section 6.5.      Mutilated, Destroyed, Lost or Stolen Certificates                                    .28
         Section 6.6.      Temporary Securities                                                                  28
         Section 6.7.      Cancellation                                                                        ..28
         Section 6.8.      CUSIP Numbers                                                                        .29
         Section 6.9.      Rights of Holders; Waivers of Past Defaults                                          .29
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ARTICLE VII DISSOLUTION AND TERMINATION OF TRUST                                                            .....30
         Section 7.1.      Dissolution and Termination of Trust                                                ..30

ARTICLE VIII TRANSFER OF INTERESTS                                                                              .31
         Section 8.1.      General                                                                              .31
         Section 8.2.      Transfer Procedures and Restrictions                                                ..32

         Section 9.3.      Fiduciary Duty                                                                        35
         Section 9.4.      Indemnification                                                                  .....36
         Section 9.5.      Outside Businesses                                                                  ..38

         Section 10.2.     Certain Accounting Matters                                                            39
         Section 10.3.     Banking                                                                              .39
         Section 10.4.     Withholding                                                                        ...39

ARTICLE XI AMENDMENTS AND MEETINGS                                                                              .40
         Section 11.1.     Amendments                                                                        ....40
         Section 11.2.     Meetings of the Holders of Securities; Action by Written Consent                  ....41

ARTICLE XII REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND THE DELAWARE TRUSTEE                                    42
         Section 12.1.     Representations and Warranties of Institutional Trustee                              .42
         Section 12.2.     Representations of the Delaware Trustee                                          .....43

ARTICLE XIII MISCELLANEOUS                                                                                    ...43
         Section 13.1.     Notices                                                                              .43
         Section 13.2.     Governing Law                                                                        .44
         Section 13.3.     Intention of the Parties                                                            ..45
         Section 13.4.     Headings                                                                              45
         Section 13.5.     Successors and Assigns                                                            ....45
         Section 13.6.     Partial Enforceability                                                            ....45
         Section 13.7.     Counterparts                                                                        ..45

Annex I                  ..Terms of Securities
Exhibit A-1            ....Form of Capital Security Certificate
Exhibit A-2            ....Form of Common Security Certificate
Exhibit B                  Specimen of Initial Debenture
Exhibit C                  Placement Agreement
ii

                                                             AMENDED AND RESTATED

                                                             DECLARATION OF TRUST

                                                                       OF

                                                         FIRST M & F STATUTORY TRUST I

                                                                February 16, 2006

AMENDED AND RESTATED DECLARATION OF TRUST (“Declaration”) dated and effective as of February 16, 2006, by the Trustees (as defined herein), the Administrators (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust (as defined herein) to be issued pursuant to this Declaration;

WHEREAS, the Trustees, the Administrators and the Sponsor established First M & F Statutory Trust I (the “Trust”), a statutory trust under the Statutory Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of February 14, 2006 (the “Original Declaration”), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on February 14, 2006, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain debentures of the Debenture Issuer (as defined herein);

WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

WHEREAS, the Trustees, the Administrators and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Declaration constitutes the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration. The parties hereto hereby agree as follows:

ARTICLE I

INTERPRETATION AND DEFINITIONS

        Section 1.1. Definitions.

Unless the context otherwise requires:

         (a)        Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

         (b)        a term defined anywhere in this Declaration has the same meaning throughout;

         (c)        all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

         (d)        all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles
and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified; and

         (e)        a reference to the singular includes the plural and vice versa.
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“Acceleration Event of Default” has the meaning set forth in the Indenture.

“Additional Interest” has the meaning set forth in the Indenture.

“Administrative Action” has the meaning set forth in paragraph 4(a) of Annex I.

“Administrators” means each of John Copeland, Bobby Thompson and Kim Williams, solely in such Person’s capacity as Administrator of the Trust created and continued hereunder and not in such Person’s individual capacity, or such Administrator’s successor in interest in such capacity, or any successor appointed as herein provided.

“Affiliate” has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

“Applicable Depositary Procedures” means, with respect to any transfer or transaction involving a Book-Entry Capital Security, the rules and procedures of the Depositary for such Book-Entry Capital Security, in each case to the extent applicable to such transaction and as in effect from time to time.

“Authorized Officer” of a Person means any Person that is authorized to bind such Person.

“Bankruptcy Event” means, with respect to any Person:

         (a)      a court having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days;
or

         (b)      such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of such Person of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

“Book-Entry Capital Securities” means a Capital Security, the ownership and transfer of which shall be made through book entries by a Depositary.

“Business Day” means any day other than Saturday, Sunday or any other day on which banking institutions in New York City or Wilmington, Delaware are permitted or required by any applicable law or executive order to close.

“Capital Securities” has the meaning set forth in paragraph 1(a) of Annex I.

“Capital Security Certificate” means a definitive Certificate in fully registered form representing a Capital Security substantially in the form of Exhibit A-1.

“Capital Treatment Event” has the meaning set forth in paragraph 4(a) of Annex I.

“Certificate” means any certificate evidencing Securities.

2

“Closing Date” has the meaning set forth in the Placement Agreement.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

“Common Securities” has the meaning set forth in paragraph 1(b) of Annex I.

“Common Security Certificate” means a definitive Certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

“Company Indemnified Person” means (a) any Administrator; (b) any Affiliate of any Administrator; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrator; or (d) any officer, employee or agent of the Trust or its Affiliates.

“Comparable Treasury Issue” has the meaning set forth in paragraph 4(a) of Annex I.

“Comparable Treasury Price” has the meaning set forth in paragraph 4(a) of Annex I.

“Corporate Trust Office” means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600, Attn: Corporate Trust Administration.

“Coupon Rate” has the meaning set forth in paragraph 2(a) of Annex I.

“Covered Person” means: (a) any Administrator, officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) any of the Trust’s Affiliates; and (b) any Holder of Securities.

“Creditor” has the meaning set forth in Section 3.3.

“Debenture Issuer” means First M & F Corporation, a Mississippi corporation, in its capacity as issuer of the Debentures under the Indenture.

“Debenture Trustee” means Wilmington Trust Company, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

“Debentures” means the Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures due 2036 to be issued by the Debenture Issuer under the Indenture.

“Defaulted Interest” has the meaning set forth in the Indenture.

“Definitive Capital Securities Certificates” means Capital Securities issued in certificated, fully registered form that are not Global Capital Securities.

“Delaware Trustee” has the meaning set forth in Section 4.2.

“Depositary” means an organization registered as a clearing agency under the Exchange Act that is designated as Depositary by the Administrators or any successor thereto. DTC will be the initial Depositary.

3

“Depositary Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

“Determination Date” has the meaning set forth in paragraph 4(a) of Annex I.

“Direct Action” has the meaning set forth in Section 2.8(d).

“Distribution” means a distribution payable to Holders of Securities in accordance with Section 5.1.

“Distribution Payment Date” has the meaning set forth in paragraph 2(b) of Annex I.

“Distribution Period” means (i) with respect to the Distribution paid on the first Distribution Payment Date, the period beginning on (and including) the date of original issuance and ending on (but excluding) the Distribution Payment Date in June 2006 and (ii) thereafter, with respect to a Distribution paid on each successive Distribution Payment Date, the period beginning on (and including) the preceding Distribution Payment Date and ending on (but excluding) such current Distribution Payment Date.

“Distribution Rate” means, for the Distribution Period beginning on (and including) the date of original issuance and ending on (but excluding) the Distribution Payment Date in March 2011, the rate per annum of 6.44%, and for each Distribution Period beginning on or after the Distribution Payment Date in March 2011, the Coupon Rate for such Distribution Period.

“DTC” means The Depository Trust Company or any successor thereto.

“Event of Default” means any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a)      the occurrence of an Indenture Event of Default; or

         (b)      default by the Trust in the payment of any Redemption Price or Special Redemption Price of any
Security when it becomes due and payable; or

         (c)      default in the performance, or breach, in any material respect, of any covenant or warranty of the Institutional Trustee in this Declaration (other than those specified in clause (a) or (b) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail to the Institutional Trustee and to the Sponsor by the Holders of at least 25% in aggregate liquidation amount of the outstanding Capital Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (d)      the occurrence of a Bankruptcy Event with respect to the Institutional Trustee if a successor
Institutional Trustee has not been appointed within 90 days thereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

“Extension Period” has the meaning set forth in paragraph 2(b) of Annex I.

4

“Federal Reserve” has the meaning set forth in paragraph 3 of Annex I.

“Fiduciary Indemnified Person” shall mean each of the Institutional Trustee (including in its individual capacity), the Delaware Trustee (including in its individual capacity), any Affiliate of the Institutional Trustee or Delaware Trustee and any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee or Delaware Trustee.

“Fiscal Year” has the meaning set forth in Section 10.1.

“Fixed Rate Period Remaining Life” has the meaning set forth in paragraph 4(a) of Annex I.

“Global Capital Security” means a Capital Securities Certificate evidencing ownership of Book-Entry Capital Securities.

“Guarantee” means the guarantee agreement to be dated as of the Closing Date, of the Sponsor in respect of the Capital Securities.

“Holder” means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

"Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

“Indenture” means the Indenture dated as of the Closing Date, between the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued, as such Indenture and any supplemental indenture may be amended, supplemented or otherwise modified from time to time.

“Indenture Event of Default” means an “Event of Default” as defined in the Indenture.

“Institutional Trustee” means the Trustee meeting the eligibility requirements set forth in Section 4.3.

“Interest” means any interest due on the Debentures including any Additional Interest and Defaulted Interest.

“Investment Company” means an investment company as defined in the Investment Company Act.

“Investment Company Act” means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

“Investment Company Event” has the meaning set forth in paragraph 4(a) of Annex I.

“Liquidation” has the meaning set forth in paragraph 3 of Annex I.

“Liquidation Distribution” has the meaning set forth in paragraph 3 of Annex I.

“Majority in liquidation amount of the Securities” means Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

5

“Maturity Date” has the meaning set forth in paragraph 4(a) of Annex I.

“Officers’ Certificates” means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers’ Certificate delivered with respect to compliance with a condition or covenant providing for it in this Declaration shall include:

         (a)      a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

         (b)      a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

         (c)      a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d)      a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

“OTS” has the meaning set forth in paragraph 3 of Annex I.

“Owner” means each Person who is the beneficial owner of Book-Entry Capital Securities as reflected in the records of the Depositary or, if a Depositary Participant is not the beneficial owner, then the beneficial owner as reflected in the records of the Depositary Participant.

“Paying Agent” has the meaning specified in Section 6.2.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Placement Agreement” means the Placement Agreement relating to the offering and sale of Capital Securities in the form of Exhibit C.

“Primary Treasury Dealer” has the meaning set forth in paragraph 4(a) of Annex I.

“Property Account” has the meaning set forth in Section 2.8(c).

“Pro Rata” has the meaning set forth in paragraph 8 of Annex I.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.

“Quorum” means a majority of the Administrators or, if there are only two Administrators, both of them.

“Quotation Agent” has the meaning set forth in paragraph 4(a) of Annex I.

“Redemption Date” has the meaning set forth in paragraph 4(a) of Annex I.

“Redemption/Distribution Notice” has the meaning set forth in paragraph 4(e) of Annex I.

6

“Redemption Price” has the meaning set forth in paragraph 4(a) of Annex I.

“Reference Treasury Dealer” has the meaning set forth in paragraph 4(a) of Annex I.

“Reference Treasury Dealer Quotations” has the meaning set forth in paragraph 4(a) of Annex I.

“Registrar” has the meaning set forth in Section 6.2.

“Relevant Trustee” has the meaning set forth in Section 4.5(a).

“Responsible Officer” means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer’s knowledge of and familiarity with the particular subject.

“Restricted Securities Legend” has the meaning set forth in Section 8.2(b).

“Rule 3a-5” means Rule 3a-5 under the Investment Company Act.

“Rule 3a-7” means Rule 3a-7 under the Investment Company Act.

“Securities” means the Common Securities and the Capital Securities.

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor legislation.

“Special Event” has the meaning set forth in paragraph 4(a) of Annex I.

“Special Redemption Date” has the meaning set forth in paragraph 4(a) of Annex I.

“Special Redemption Price” has the meaning set forth in paragraph 4(a) of Annex I.

“Sponsor” means First M & F Corporation, a Mississippi corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

"Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. §§ 3801, et seq. as may be amended from time to time.

“Successor Entity” has the meaning set forth in Section 2.15(b).

“Successor Delaware Trustee” has the meaning set forth in Section 4.5(e).

“Successor Institutional Trustee” has the meaning set forth in Section 4.5(b).

“Successor Securities” has the meaning set forth in Section 2.15(b).

“Super Majority” has the meaning set forth in paragraph 5(b) of Annex I.

“Tax Event” has the meaning set forth in paragraph 4(a) of Annex I.

7

“10% in liquidation amount of the Securities” means Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

“3-Month LIBOR” has the meaning set forth in paragraph 4(a) of Annex I.

“Transfer Agent” has the meaning set forth in Section 6.2.

“Treasury Rate” has the meaning set forth in paragraph 4(a) of Annex I.

“Treasury Regulations” means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Trust Property” means (a) the Debentures, (b) any cash on deposit in, or owing to, the Property Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Institutional Trustee pursuant to the trusts of this Declaration.

“Trustee” or “Trustees” means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

"U.S. Person" means a United States Person as defined in Section 7701(a)(30) of the Code.

ARTICLE II

ORGANIZATION

Section 2.1 Name. The Trust is named “First M & F Statutory Trust I,” as such name may be modified from time to time by the Administrators following written notice to the Holders of the Securities. The Trust’s activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrators.

Section 2.2 Office. The address of the principal office of the Trust is c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-1600. On at least 10 Business Days written notice to the Holders of the Securities, the Administrators may designate another principal office, which shall be in a state of the United States or in the District of Columbia.

Section 2.3 Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities representing undivided beneficial interests in the assets of the Trust, (b) to invest the gross proceeds from such sale to acquire the Debentures, (c) to facilitate direct investment in the assets of the Trust through issuance of the Common Securities and the Capital Securities and (d) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

8

Section 2.4 Authority. Except as specifically provided in this Declaration, the Institutional Trustee shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by a Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and are not intended to be trustees or fiduciaries with respect to the Trust or the Holders. The Institutional Trustee shall have the right, but shall not be obligated except as provided in Section 2.6, to perform those duties assigned to the Administrators.

Section 2.5 Title to Property of the Trust. Except as provided in Section 2.8 with respect to the Debentures and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

Section 2.6 Powers and Duties of the Trustees and the Administrators.

         (a)        The Trustees and the Administrators shall conduct the affairs of the Trust in accordance with the terms of this Declaration.  Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees and the Administrators shall have the authority to enter into all transactions and agreements determined by the Institutional Trustee to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrators, as the case may be, under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

                   (i)        Each Administrator shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                              (A)        the issuance and sale of the Securities;

                              (B)        to cause the Trust to enter into, and to execute and deliver on behalf of the Trust, such agreements as may be necessary or desirable in connection with the purposes and function of the Trust, including agreements with the Paying Agent;

                              (C)        ensuring compliance with the Securities Act, applicable state securities or blue sky laws;

                              (D)        the sending of notices (other than notices of default), and other information regarding the Securities and the Debentures to the Holders in accordance with this Declaration;

                              (E)        the consent to the appointment of a Paying Agent, Transfer Agent and Registrar in
                  accordance with this Declaration, which consent shall not be unreasonably withheld or delayed;

                              (F)        execution and delivery of the Securities in accordance with this Declaration;

                              (G)        execution and delivery of closing certificates pursuant to the Placement Agreement and the application for a taxpayer identification number;
9

                           (H)        unless otherwise determined by the Holders of a Majority in liquidation amount of the
                  Securities or as otherwise required by the Statutory Trust Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrators) any documents that the Administrators have the power to execute pursuant to this Declaration;

                           (I)        the taking of any action incidental to the foregoing as the Institutional Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                           (J)        to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as
                  to such actions and applicable record dates; and

                           (K)        to duly prepare and file all applicable tax returns and tax information reports that are required to be filed with respect to the Trust on behalf of the Trust.

                  (ii)       As among the Trustees and the Administrators, the Institutional Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                           (A)        the establishment of the Property Account;

                           (B)        the receipt of the Debentures;

                           (C)        the collection of interest, principal and any other payments made in respect of the
                  Debentures in the Property Account;

                           (D)        the distribution through the Paying Agent of amounts owed to the Holders in respect of the
                  Securities;

                           (E)        the exercise of all of the rights, powers and privileges of a holder of the Debentures;

                           (F)        the sending of notices of default and other information regarding the Securities and the
                  Debentures to the Holders in accordance with this Declaration;

                           (G)        the distribution of the Trust Property in accordance with the terms of this Declaration;

                           (H)        to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the
                  Secretary of State of the State of Delaware;

                           (I)        after any Event of Default (provided that such Event of Default is not by or with respect to the Institutional Trustee) the taking of any action incidental to the foregoing as the
                  Institutional Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);
                  and
10

                           (J)        to take all action that may be necessary for the preservation and the continuation of the
                  Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the
                  State of Delaware.

                  (iii)      The Institutional Trustee shall have the power and authority to act on behalf of the Trust with respect to any of the duties, liabilities, powers or the authority of the Administrators set forth in
         Section 2.6(a)(i)(D), (E) and (F) herein but shall not have a duty to do any such act unless specifically requested to do so in writing by the Sponsor, and shall then be fully protected in acting pursuant to such written request; and in the event of a conflict between the action of the
         Administrators and the action of the Institutional Trustee, the action of the Institutional Trustee shall prevail.

         (b)        So long as this Declaration remains in effect, the Trust (or the Trustees or Administrators acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Trustees nor the Administrators may cause the Trust to
(i) acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would reasonably be expected (x) to cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes or (y) to require the trust to register as an Investment Company under the Investment Company
Act, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a lien on any of the Trust Property.  The Institutional Trustee shall, at the sole cost and expense of the Trust, defend all claims and demands of all Persons at any time claiming any lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as
Holders.

         (c)        In connection with the issuance and sale of the Capital Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

                  (i)        the taking of any action necessary to obtain an exemption from the Securities Act;

                  (ii)       the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Administrators of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the sale of the
         Capital Securities;

                  (iii)      the negotiation of the terms of, and the execution and delivery of, the Placement Agreement providing for the sale of the Capital Securities; and

                  (iv)       the taking of any other actions necessary or desirable to carry out any of the foregoing activities.
11

         (d)        Notwithstanding anything herein to the contrary, the Administrators and the Holders of a Majority in
liquidation amount of the Common Securities are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not (i) be deemed to be an Investment Company required to be registered under the Investment Company Act, and (ii) fail to be classified as a "grantor trust" for United
States federal income tax purposes.  The Administrators and the Holders of a Majority in liquidation amount of the Common Securities shall not take any action inconsistent with the treatment of the Debentures as indebtedness of the Debenture Issuer for United States federal income tax purposes.  In this connection, the Administrators and the Holders of a Majority in liquidation amount of the Common Securities are authorized to take any action, not inconsistent with applicable laws, the Certificate of Trust or this Declaration, as amended from time to time, that each of the Administrators and the Holders of a Majority in liquidation amount of the Common
Securities determines in their discretion to be necessary or desirable for such purposes.

         (e)        All expenses incurred by the Administrators or the Trustees pursuant to this Section 2.6 shall be reimbursed by the Sponsor, and the Trustees and the Administrators shall have no obligations with respect to such expenses (for purposes of clarification, this Section 2.6(e) does not contemplate the payment by the Sponsor of acceptance or annual administration fees owing to the Trustees under this Declaration or the fees and expenses of the Trustees' counsel in connection with the closing of the transactions contemplated by this Declaration).

         (f)        The assets of the Trust shall consist of the Trust Property.

         (g)        Legal title to all Trust Property shall be vested at all times in the Institutional Trustee (in its capacity as such) and shall be held and administered by the Institutional Trustee and the Administrators for the
benefit of the Trust in accordance with this Declaration.

         (h)        If the Institutional Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Declaration and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Institutional Trustee or to such Holder, then and in every such case the Sponsor, the
Institutional Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the
Institutional Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 2.7 Prohibition of Actions by the Trust and the Institutional Trustee.

         (a)        The Trust shall not, and the Institutional Trustee shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration.  In particular, the Trust shall not and the
Institutional Trustee shall cause the Trust not to:

                  (i)        invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of the Securities pursuant to the terms of this Declaration and of the Securities;

                  (ii)       acquire any assets other than as expressly provided herein;

                  (iii)      possess Trust Property for other than a Trust purpose;

                  (iv)       make any loans or incur any indebtedness other than loans represented by the Debentures;

                  (v)        possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the
         Securities in any way whatsoever other than as expressly provided herein;
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                  (vi)       issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the
         Trust other than the Securities;

                  (vii)      carry on any "trade or business" as that phrase is used in the Code; or

                  (viii)     other than as provided in this Declaration (including Annex I), (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures,
         (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received a written opinion of counsel to the effect that such modification will not cause the Trust to cease to be classified as a "grantor trust" for United
         States federal income tax purposes.

         Section 2.8      Powers and Duties of the Institutional Trustee.

         (a)        The legal title to the Debentures shall be owned by and held of record in the name of the
Institutional Trustee in trust for the benefit of the Trust and the Holders of the Securities.  The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 4.5.  Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b)        The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the
Administrators or to the Delaware Trustee.

         (c)        The Institutional Trustee shall:

                  (i)        establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Institutional Trustee, and maintained in the
         Institutional Trustee's trust department, on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Property Account and make payments, or cause the Paying Agent to make payments, to the Holders of the Capital Securities and Holders of the Common Securities from the
         Property Account in accordance with Section 5.1.  Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration;

                  (ii)       engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                  (iii)      upon written notice of distribution issued by the Administrators in accordance with the terms of the
         Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain circumstances pursuant to the terms of the Securities.
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         (d)        The Institutional Trustee may bring or defend, pay, collect, compromise, arbitrate, resort to legal action with respect to, or otherwise adjust claims or demands of or against, the Trust which arises out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or arises out of the Institutional Trustee's duties and obligations under this Declaration; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of the Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures.  In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of the Capital Securities to the extent of any payment made by the Debenture Issuer to such Holder of the Capital Securities in such Direct Action; provided, however, that no Holder of the Common Securities may exercise such right of subrogation so long as an Event of Default with respect to the Capital Securities has occurred and is continuing.

         (e)        The Institutional Trustee shall continue to serve as a Trustee until either:

                  (i)        the Trust has been completely liquidated and the proceeds of the liquidation distributed to the
         Holders of the Securities pursuant to the terms of the Securities and this Declaration; or

                  (ii)       a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 4.5.

         (f)        The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a Holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Institutional Trustee may, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to this Declaration (including Annex I)
and the terms of the Securities.

The Institutional Trustee must exercise the powers set forth in this Section 2.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 2.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 2.3.

         Section 2.9      Certain Duties and Responsibilities of the Trustees and Administrators.

         (a)        The Institutional Trustee, before the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee.  In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 6.9), the Institutional Trustee shall exercise such of the rights and powers vested in it by this
Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b)        The duties and responsibilities of the Trustees and the Administrators shall be as provided by this
Declaration.  Notwithstanding the foregoing, no provision of this Declaration shall require any Trustee or
Administrator to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers if it shall have reasonable grounds to believe that repayment of such funds or adequate protection against such risk of liability is not reasonably assured to it.  Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees or Administrators shall be subject to the provisions of this Article.  Nothing in this Declaration shall be construed to relieve an
Administrator or a Trustee from liability for its own negligent act, its own negligent failure to act, or its own willful misconduct.  To the extent that, at law or in equity, a Trustee or an Administrator has duties and liabilities relating to the Trust or to the Holders, such Trustee or such Administrator shall not be liable to the Trust or to any Holder for such Trustee's or such Administrator's good faith reliance on the provisions of this Declaration.  The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Administrators or the Trustee otherwise existing at law or in equity, are agreed by the
Sponsor and the Holders to replace such other duties and liabilities of the Administrators or the Trustees.
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         (c)        All payments made by the Institutional Trustee or a Paying Agent in respect of the Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Institutional Trustee or a Paying Agent to make payments in accordance with the terms hereof.  Each Holder, by its acceptance of a Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees and the Administrators are not personally liable to it for any amount distributable in respect of any Security or for any other liability in respect of any
Security.  This Section 2.9(c) does not limit the liability of the Trustees expressly set forth elsewhere in this
Declaration.

         (d)        The Institutional Trustee shall not be liable for its own acts or omissions hereunder except as a result of its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i)        the Institutional Trustee shall not be liable for any error of judgment made in good faith by an
         Authorized Officer of the Institutional Trustee, unless it shall be proved that the Institutional
         Trustee was negligent in ascertaining the pertinent facts;

                  (ii)       the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Capital Securities or the Common Securities, as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional
         Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this
         Declaration;

                  (iii)      the Institutional Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Property Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its fiduciary accounts generally, subject to the protections and limitations on liability afforded to the Institutional Trustee under this
         Declaration;

                  (iv)       the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor; and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the
         Institutional Trustee pursuant to Section 2.8(c)(i) and except to the extent otherwise required by law;
         and

                  (v)        the Institutional Trustee shall not be responsible for monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Administrators or the Sponsor.
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         Section 2.10      Certain Rights of Institutional Trustee.  Subject to the provisions of Section 2.9:

         (a)        the Institutional Trustee may conclusively rely and shall fully be protected in acting or refraining from acting in good faith upon any resolution, opinion of counsel, certificate, written representation of a
Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

         (b)        if (i) in performing its duties under this Declaration, the Institutional Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Declaration, the
Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or
(iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Capital Securities are entitled to vote under the terms of this
Declaration, the Institutional Trustee may deliver a notice to the Sponsor requesting the Sponsor's written instructions as to the course of action to be taken and the Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee shall be instructed in writing, in which event the
Institutional Trustee shall have no liability except for its own negligence or willful misconduct;

         (c)        any direction or act of the Sponsor or the Administrators contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

         (d)        whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before undertaking, suffering or omitting any action hereunder, the
Institutional Trustee (unless other evidence is herein specifically prescribed) may request and conclusively rely upon an Officers' Certificate as to factual matters which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrators;

         (e)        the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

         (f)        the Institutional Trustee may consult with counsel of its selection (which counsel may be counsel to the Sponsor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

         (g)        the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Holders pursuant to this Declaration, unless such Holders shall have offered to the Institutional Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, that nothing contained in this Section 2.10(g) shall be taken to relieve the Institutional
Trustee, subject to Section 2.9(b), upon the occurrence of an Event of Default (that has not been cured or waived pursuant to Section 6.7), to exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

         (h)        the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Institutional Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;
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         (i)        the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of or for the supervision of, any such agent or attorney appointed with due care by it hereunder;

         (j)        whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the
Institutional Trustee (i) may request instructions from the Holders of the Capital Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Capital Securities as would be entitled to direct the Institutional Trustee under the terms of the Capital Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions;

         (k)        except as otherwise expressly provided in this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

         (l)        when the Institutional Trustee incurs expenses or renders services in connection with a Bankruptcy
Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

         (m)        the Institutional Trustee shall not be charged with knowledge of an Event of Default unless a
Responsible Officer of the Institutional Trustee obtains actual knowledge of such event or the Institutional
Trustee receives written notice of such event from any Holder, the Sponsor or the Debenture Trustee;

         (n)        any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the
Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this
Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action; and

         (o)        no provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional
Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation.  No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

Section 2.11 Delaware Trustee. Notwithstanding any other provision of this Declaration other than
Section 4.1, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of any of the Trustees or the Administrators described in this Declaration (except as may be required under the Statutory Trust Act). Except as set forth in
Section 4.1, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of § 3807 of the Statutory Trust
Act.
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Section 2.12 Execution of Documents. Unless otherwise determined in writing by the Institutional Trustee, and except as otherwise required by the Statutory Trust Act, the Institutional Trustee, or any one or more of the Administrators, as the case may be, is authorized to execute on behalf of the Trust any documents that the Trustees or the Administrators, as the case may be, have the power and authority to execute pursuant to Section 2.6.

Section 2.13 Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Debentures or the Securities.

Section 2.14 Duration of Trust. The Trust, unless earlier dissolved pursuant to the provisions of Article VII hereof, shall be in existence for 35 years from the Closing Date.

         Section 2.15      Mergers.

         (a)        The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 2.15(b) and (c) and except in connection with the liquidation of the Trust and the distribution of the Debentures to Holders of Securities pursuant to Section 7.1(a)(iv) of the Declaration or
Section 4 of Annex I.

         (b)        The Trust may, with the consent of the Institutional Trustee and without the consent of the Holders of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any state; provided that:

                  (i)        if the Trust is not the surviving entity, such successor entity (the "Successor Entity") either:

                           (A)        expressly assumes all of the obligations of the Trust under the Securities; or

                           (B)        substitutes for the Securities other securities having substantially the same terms as the
                  Securities (the "Successor Securities") so that the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon Liquidation, redemption and otherwise;

                  (ii)       the Sponsor expressly appoints a trustee of the Successor Entity that possesses substantially the same powers and duties as the Institutional Trustee as the Holder of the Debentures;

                  (iii)      such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect;

                  (iv)       the Institutional Trustee receives written confirmation from Moody's Investor Services, Inc. and any other nationally recognized statistical rating organization that rates securities issued by the initial purchaser of the Capital Securities that it will not reduce or withdraw the rating of any such securities because of such merger, conversion, consolidation, amalgamation or replacement;

                  (v)        such Successor Entity has a purpose substantially identical to that of the Trust;
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                  (vi)       prior to such merger, consolidation, amalgamation or replacement, the Trust has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                           (A)        such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor
                  Securities) in any material respect;

                           (B)        following such merger, consolidation, amalgamation or replacement, neither the Trust nor the
                  Successor Entity will be required to register as an Investment Company; and

                           (C)        following such merger, consolidation, amalgamation or replacement, the Trust (or the
                  Successor Entity) will continue to be classified as a "grantor trust" for United States federal income tax purposes;

                  (vii)      the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Guarantee;

                  (viii)     the Sponsor owns 100% of the common securities of any Successor Entity; and

                  (ix)       prior to such merger, consolidation, amalgamation or replacement, the Institutional Trustee shall have received an Officers' Certificate of the Administrators and an opinion of counsel, each to the effect that all conditions precedent under this Section 2.15(b) to such transaction have been satisfied.

         (c)        Notwithstanding Section 2.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.
ARTICLE III

SPONSOR

Section 3.1 Sponsor’s Purchase of Common Securities. On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust in an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

Section 3.2 Responsibilities of the Sponsor. In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in, or direct the Administrators to engage in, the following activities:

(a) to determine the States in which to take appropriate action to qualify the Trust or to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States, to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which it was created; and

19

         (b)        to negotiate the terms of and/or execute on behalf of the Trust, the Placement Agreement and other related agreements providing for the sale of the Capital Securities.

Section 3.3 Expenses. In connection with the offering, sale and issuance of the Debentures to the Trust and in connection with the sale of the Securities by the Trust, the Sponsor, in its capacity as Debenture Issuer, shall:

         (a)        pay all reasonable costs and expenses owing to the Debenture Trustee pursuant to Section 6.6 of the
Indenture;

         (b)        be responsible for and shall pay all debts and obligations (other than with respect to the Securities)
and all costs and expenses of the Trust, the offering, sale and issuance of the Securities (including fees to the placement agents in connection therewith), the costs and expenses (including reasonable counsel fees and expenses) of the Institutional Trustee and the Administrators, the costs and expenses relating to the operation of the Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, Paying Agents,
Registrars, Transfer Agents, duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets and the enforcement by the Institutional Trustee of the rights of the Holders (for purposes of clarification, this
Section 3.3(b) does not contemplate the payment by the Sponsor of acceptance or annual administration fees owing to the Trustees pursuant to the services to be provided by the Trustees under this Declaration or the fees and expenses of the Trustees' counsel in connection with the closing of the transactions contemplated by this
Declaration); and

         (c)        pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

The Sponsor’s obligations under this Section 3.3 shall be for the benefit of, and shall be enforceable by, any Person to whom such debts, obligations, costs, expenses and taxes are owed (a “Creditor”) whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor’s obligations under this Section 3.3 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 3.3.

Section 3.4 Right to Proceed. The Sponsor acknowledges the rights of Holders to institute a Direct Action as set forth in Section 2.8(d) hereto.

ARTICLE IV

INSTITUTIONAL TRUSTEE AND ADMINISTRATORS
         Section 4.1      Number of Trustees.  The number of Trustees shall initially be two, and;

         (a)      at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b)      after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holder of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the
Holder of the Common Securities; provided, however, that there shall be a Delaware Trustee if required by Section
4.2; and there shall always be one Trustee who shall be the Institutional Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements, in which case Section 2.11 shall have no application to such entity in its capacity as Institutional Trustee.
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         Section 4.2      Delaware Trustee; Eligibility.

         (a)        If required by the Statutory Trust Act, one Trustee (the "Delaware Trustee") shall be:

                  (i)        a natural person at least 21 years of age who is a resident of the State of Delaware; or

                  (ii)       if not a natural person, an entity which is organized under the laws of the United States or any state thereof or the District of Columbia, has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, including § 3807 of the Statutory Trust Act.

         (b)        The initial Delaware Trustee shall be Wilmington Trust Company.

         Section 4.3.      Institutional Trustee; Eligibility.

         (a)        There shall at all times be one Trustee which shall:

                  (i)        not be an Affiliate of the Sponsor;

                  (ii)       not offer or provide credit or credit enhancement to the Trust; and

                  (iii)      be a banking corporation or trust company organized and doing business under the laws of the United
         States of America or any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S.
         dollars ($50,000,000.00), and subject to supervision or examination by Federal, state, or District of
         Columbia authority.  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 4.3(a)(iii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b)        If at any time the Institutional Trustee shall cease to be eligible to so act under Section 4.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 4.5.

         (c)        If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of
Section 310(b) of the Trust Indenture Act of 1939, as amended, the Institutional Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to this Declaration.

         (d)        The initial Institutional Trustee shall be Wilmington Trust Company.

Section 4.4. Administrators. Each Administrator shall be a U.S. Person, 21 years of age or older and authorized to bind the Sponsor. The initial Administrators shall be John Copeland, Bobby Thompson and Kim Williams. There shall at all times be at least one Administrator. Except where a requirement for action by a specific number of Administrators is expressly set forth in this Declaration and except with respect to any action the taking of which is the subject of a meeting of the Administrators, any action required or permitted to be taken by the Administrators may be taken by, and any power of the Administrators may be exercised by, or with the consent of, any one such Administrator.

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         Section 4.5.      Appointment, Removal and Resignation of Trustees and Administrators.

         (a)        No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor
Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor
Trustee in accordance with the applicable requirements of this Section 4.5.

         (b)        Subject to Section 4.5(a), a Relevant Trustee may resign at any time by giving written notice thereof to the Holders of the Securities and by appointing a successor Relevant Trustee.  Upon the resignation of the
Institutional Trustee, the Institutional Trustee shall appoint a successor by requesting from at least three
Persons meeting the eligibility requirements their expenses and charges to serve as the successor Institutional
Trustee on a form provided by the Administrators, and selecting the Person who agrees to the lowest expense and charges (the "Successor Institutional Trustee").  If the instrument of acceptance by the successor Relevant
Trustee required by this Section 4.5 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation or delivery of the instrument of removal, the Relevant Trustee may petition, at the expense of the Trust, any federal, state or District of Columbia court of competent jurisdiction for the appointment of a successor Relevant Trustee.  Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Relevant Trustee. The Institutional Trustee shall have no liability for the selection of such successor pursuant to this Section 4.5.

         (c)        Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by an act of the Holders of a Majority in liquidation amount of the Common Securities.  If any Trustee shall be so removed, the Holders of the Common Securities, by act of the Holders of a Majority in liquidation amount of the Common Securities delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee, and such successor Trustee shall comply with the applicable requirements of this Section 4.5.  If an Event of Default shall have occurred and be continuing, the Institutional Trustee or the Delaware Trustee, or both of them, may be removed by the act of the Holders of a Majority in liquidation amount of the Capital Securities, delivered to the
Relevant Trustee (in its individual capacity and on behalf of the Trust).  If any Trustee shall be so removed, the Holders of Capital Securities, by act of the Holders of a Majority in liquidation amount of the Capital
Securities then outstanding delivered to the Relevant Trustee, shall promptly appoint a successor Relevant
Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of this Section
4.5.  If no successor Relevant Trustee shall have been so appointed by the Holders of a Majority in liquidation amount of the Capital Securities and accepted appointment in the manner required by this Section 4.5 within 30 days after delivery of an instrument of removal, the Relevant Trustee or any Holder who has been a Holder of the
Securities for at least six months may, on behalf of himself and all others similarly situated, petition any federal, state or District of Columbia court of competent jurisdiction for the appointment of a successor
Relevant Trustee.  Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a successor Relevant Trustee or Trustees.

         (d)        The Institutional Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Holders and to the Sponsor.  Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Institutional Trustee.

         (e)        Notwithstanding the foregoing or any other provision of this Declaration, in the event a Delaware
Trustee who is a natural person dies or is adjudged by a court to have become incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Institutional Trustee following the procedures in this Section 4.5 (with the successor being a Person who satisfies the eligibility requirement for a Delaware Trustee set forth in this Declaration) (the "Successor Delaware Trustee").
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         (f)        In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Securities and the
Trust and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee;
but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Securities and the Trust subject to the payment of all unpaid fees, expenses and indemnities of such retiring Relevant Trustee.

         (g)        No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any
Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

         (h)        The Holders of the Capital Securities will have no right to vote to appoint, remove or replace the
Administrators, which voting rights are vested exclusively in the Holders of the Common Securities.

         (i)        Any successor Delaware Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business of such Delaware Trustee in the State of Delaware.

Section 4.6. Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 4.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Trustees or, if there are more than two, a majority of the Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 4.5.

Section 4.7. Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust or terminate this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled by the appointment of a Trustee in accordance with Section 4.5, the Institutional Trustee shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

Section 4.8. Meetings of the Trustees and the Administrators. Meetings of the Administrators shall be held from time to time upon the call of an Administrator. Regular meetings of the Administrators may be held in person in the United States or by telephone, at a place (if applicable) and time fixed by resolution of the Administrators. Notice of any in-person meetings of the Trustees with the Administrators or meetings of the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Trustees with the Administrators or meetings of the Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Trustee or an Administrator, as the case may be, at a meeting shall constitute a waiver of notice of such meeting except where the Trustee or an Administrator, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any activity on the grounds that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Trustees or the Administrators, as the case may be, may be taken at a meeting by vote of a majority of the Trustees or the Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Trustees or the Administrators. Meetings of the Trustees and the Administrators together shall be held from time to time upon the call of any Trustee or an Administrator.

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         Section 4.9.      Delegation of Power.

         (a)        Any Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 that is a U.S. Person his or her power for the purpose of executing any documents contemplated in Section 2.6; and

         (b)        the Administrators shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the
Administrators or otherwise as the Administrators may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 4.10. Conversion, Consolidation or Succession to Business. Any Person into which the Institutional Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee shall be the successor of the Institutional Trustee or the Delaware Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article and, provided, further, that such Person shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware as contemplated in Section 4.5(i).

ARTICLE V

DISTRIBUTIONS

Section 5.1. Distributions. Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder’s Securities. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of Interest or any principal on the Debentures held by the Institutional Trustee, the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a “Distribution”) of such amounts to Holders.

ARTICLE VI

ISSUANCE OF SECURITIES
         Section 6.1.      General Provisions Regarding Securities.

         (a)        The Administrators shall, on behalf of the Trust, issue one series of capital securities substantially in the form of Exhibit A-1 representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I and one series of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I.  The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.  The
Capital Securities rank pari passu to, and payment thereon shall be made Pro Rata with, the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common
Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities as set forth in Annex I.
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         (b)        The Certificates shall be signed on behalf of the Trust by one or more Administrators. Such signature shall be the facsimile or manual signature of any Administrator.  In case any Administrator of the Trust who shall have signed any of the Securities shall cease to be such Administrator before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrator, and any Certificate may be signed on behalf of the
Trust by such persons who, at the actual date of execution of such Security, shall be an Administrator of the
Trust, although at the date of the execution and delivery of the Declaration any such person was not such an
Administrator.  A Capital Security shall not be valid until authenticated by the facsimile or manual signature of an Authorized Officer of the Institutional Trustee.  Such signature shall be conclusive evidence that the Capital
Security has been authenticated under this Declaration.  Upon written order of the Trust signed by one
Administrator, the Institutional Trustee shall authenticate the Capital Securities for original issue.  The
Institutional Trustee may appoint an authenticating agent that is a U.S. Person acceptable to the Trust to authenticate the Capital Securities.  A Common Security need not be so authenticated.

         (c)        The Capital Securities issued to QIBs shall be, except as provided in Section 6.4, Book-Entry Capital
Securities issued in the form of one or more Global Capital Securities registered in the name of the Depositary or its nominee and deposited with the Depositary or a custodian for the Depositary for credit by the Depositary to the respective accounts of the Depositary Participants thereof (or such other accounts as they may direct).
The Capital Securities issued to a Person other than a QIB shall be issued in the form of a Definitive Capital
Securities Certificate.

         (d)        The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (e)        Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and, except as provided in Section 9.1(b) with respect to the Common
Securities, non-assessable.

         (f)        Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the Guarantee.

Section 6.2. Paying Agent, Transfer Agent and Registrar. The Trust shall maintain in Wilmington, Delaware, an office or agency where the Capital Securities may be presented for payment (“Paying Agent”), and an office or agency where Securities may be presented for registration of transfer or exchange (the “Transfer Agent”). The Trust shall keep or cause to be kept at such office or agency a register for the purpose of registering Securities, transfers and exchanges of Securities, such register to be held by a registrar (the “Registrar”). The Administrators may appoint the Paying Agent, the Registrar and the Transfer Agent and may appoint one or more additional Paying Agents or one or more co-Registrars, or one or more co-Transfer Agents in such other locations as it shall determine. The term “Paying Agent” includes any additional paying agent, the term “Registrar” includes any additional registrar or co-Registrar and the term “Transfer Agent” includes any additional transfer agent. The Administrators may change any Paying Agent, Transfer Agent or Registrar at any time without prior notice to any Holder. The Administrators shall notify the Institutional Trustee of the name and address of any Paying Agent, Transfer Agent and Registrar not a party to this Declaration. The Administrators hereby initially appoint the Institutional Trustee to act as Paying Agent, Transfer Agent and Registrar for the Capital Securities and the Common Securities. The Institutional Trustee or any of its Affiliates in the United States may act as Paying Agent, Transfer Agent or Registrar.

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Section 6.3. Form and Dating. The Capital Securities and the Institutional Trustee’s certificate of authentication thereon shall be substantially in the form of Exhibit A-1, and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as conclusively evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Sponsor). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Institutional Trustee in writing. Each Capital Security shall be dated on or before the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Institutional Trustee, the Delaware Trustee, the Administrators and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. Capital Securities will be issued only in blocks having a stated liquidation amount of not less than $100,000.00 and any multiple of $1,000.00 in excess thereof.

The Capital Securities are being offered and sold by the Trust pursuant to the Placement Agreement in definitive, registered form without coupons and with the Restricted Securities Legend.

         Section 6.4.      Book-Entry Capital Securities.

         (a)        A Global Capital Security may be exchanged, in whole or in part, for Definitive Capital Securities
Certificates registered in the names of Owners only if such exchange complies with Article VIII and (i) the
Depositary advises the Administrators and the Institutional Trustee in writing that the Depositary is no longer willing or able to properly discharge its responsibilities with respect to the Global Capital Security, and no qualified successor is appointed by the Administrators within ninety (90) days of receipt of such notice, (ii)
the Depositary ceases to be a clearing agency registered under the Exchange Act and the Administrators fail to appoint a qualified successor within ninety (90) days of obtaining knowledge of such event, (iii) the
Administrators at their option advise the Institutional Trustee in writing that the Trust elects to terminate the book-entry system through the Depositary, or (iv) an Indenture Event of Default has occurred and is continuing.
Upon the occurrence of any event specified in clause (i), (ii), (iii) or (iv) above, the Administrators shall notify the Depositary and instruct the Depositary to notify all Owners of Book-Entry Capital Securities and the
Institutional Trustee of the occurrence of such event and of the availability of Definitive Capital Securities
Certificates to Owners of the Capital Securities requesting the same.  Upon the issuance of Definitive Capital
Securities Certificates, the Administrators and the Institutional Trustee shall recognize the Holders of the
Definitive Capital Securities Certificates as Holders.  Notwithstanding the foregoing, if an Owner of a beneficial interest in a Global Capital Security wishes at any time to transfer an interest in such Global
Capital Security to a Person other than a QIB, such transfer shall be effected, subject to the Applicable
Depositary Procedures, in accordance with the provisions of this Section 6.4 and Article VIII, and the transferee shall receive a Definitive Capital Securities Certificate in connection with such transfer.  A holder of a
Definitive Capital Securities Certificate that is a QIB may upon request, and in accordance with the provisions of this Section 6.4 and Article VIII, exchange such Definitive Capital Securities Certificate for a beneficial interest in a Global Capital Security.
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         (b)        If any Global Capital Security is to be exchanged for Definitive Capital Securities Certificates or canceled in part, or if any Definitive Capital Securities Certificate is to be exchanged in whole or in part for any Global Capital Security, then either (i) such Global Capital Security shall be so surrendered for exchange or cancellation as provided in this Section 6.4 and Article VIII or (ii) the aggregate liquidation amount represented by such Global Capital Security shall be reduced, subject to Section 6.3, or increased by an amount equal to the liquidation amount represented by that portion of the Global Capital Security to be so exchanged or canceled, or equal to the liquidation amount represented by such Definitive Capital Securities Certificates to be so exchanged for any Global Capital Security, as the case may be, by means of an appropriate adjustment made on the records of the Registrar, whereupon the Institutional Trustee, in accordance with the Applicable Depositary
Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender to the Administrators or the Registrar of any Global Capital Security or
Securities by the Depositary, accompanied by registration instructions, the Administrators, or any one of them, shall execute the Definitive Capital Securities Certificates in accordance with the instructions of the
Depositary.  None of the Registrar, Administrators, or the Institutional Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

         (c)        Every Definitive Capital Securities Certificate executed and delivered upon registration or transfer of, or in exchange for or in lieu of, a Global Capital Security or any portion thereof shall be executed and delivered in the form of, and shall be, a Global Capital Security, unless such Definitive Capital Securities
Certificate is registered in the name of a Person other than the Depositary for such Global Capital Security or a nominee thereof.

         (d)        The Depositary or its nominee, as registered owner of a Global Capital Security, shall be the Holder of such Global Capital Security for all purposes under this Declaration and the Global Capital Security, and
Owners with respect to a Global Capital Security shall hold such interests pursuant to the Applicable Depositary
Procedures.  The Registrar, the Administrators and the Institutional Trustee shall be entitled to deal with the
Depositary for all purposes of this Declaration relating to the Global Capital Securities (including the payment of the liquidation amount of and Distributions on the Book-Entry Capital Securities represented thereby and the giving of instructions or directions by Owners of Book-Entry Capital Securities represented thereby and the giving of notices) as the sole Holder of the Book-Entry Capital Securities represented thereby and shall have no obligations to the Owners thereof.  None of the Administrators, the Institutional Trustee nor the Registrar shall have any liability in respect of any transfers effected by the Depositary.

         (e)        The rights of the Owners of the Book-Entry Capital Securities shall be exercised only through the
Depositary and shall be limited to those established by law, the Applicable Depositary Procedures and agreements between such Owners and the Depositary and/or the Depositary Participants; provided, however, solely for the purpose of determining whether the Holders of the requisite amount of Capital Securities have voted on any matter provided for in this Declaration, to the extent that Capital Securities are represented by a Global Capital
Security, the Administrators and the Institutional Trustee may conclusively rely on, and shall be fully protected in relying on, any written instrument (including a proxy) delivered to the Institutional Trustee by the
Depositary setting forth the Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.  To the extent that Capital Securities are represented by a Global Capital Security, the initial Depositary will make book-entry transfers among the Depositary Participants and receive and transmit payments on the Capital Securities that are represented by a Global Capital Security to such Depositary
Participants, and none of the Sponsor, the Administrators or the Institutional Trustee shall have any responsibility or obligation with respect thereto.
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         (f)        To the extent that a notice or other communication to the Holders is required under this Declaration, for so long as Capital Securities are represented by a Global Capital Security, the Administrator and the
Institutional Trustee shall give all such notices and communications to the Depositary, and shall have no obligations to the Owners.

         Section 6.5.      Mutilated, Destroyed, Lost or Stolen Certificates.

         If:

         (a)        any mutilated Certificates should be surrendered to the Registrar, or if the Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate; and

         (b)        there shall be delivered to the Registrar, the Administrators and the Institutional Trustee such security or indemnity as may be required by them to keep each of them harmless;

then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, an Administrator on behalf of the Trust shall execute (and in the case of a Capital Security Certificate, the Institutional Trustee shall authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 6.5, the Registrar or the Administrators may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 6.6. Temporary Securities. Until definitive Securities are ready for delivery, the Administrators may prepare and, in the case of the Capital Securities, the Institutional Trustee shall authenticate, temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Administrators consider appropriate for temporary Securities. Without unreasonable delay, the Administrators shall prepare and, in the case of the Capital Securities, the Institutional Trustee shall authenticate, definitive Securities in exchange for temporary Securities.

Section 6.7. Cancellation. The Administrators at any time may deliver Securities to the Institutional Trustee for cancellation. The Registrar shall forward to the Institutional Trustee any Securities surrendered to it for registration of transfer, redemption or payment. The Institutional Trustee shall promptly cancel all Securities surrendered for registration of transfer, payment, replacement or cancellation and shall dispose of such canceled Securities as the Administrators direct. The Administrators may not issue new Securities to replace Securities that have been paid or that have been delivered to the Institutional Trustee for cancellation.

Section 6.8. CUSIP Numbers. The Trust in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Institutional Trustee shall use CUSIP numbers in notice of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption and that identification numbers printed on the Securities and any such redemption shall not be affected by any defect in or omission of such numbers. The Trust shall promptly notify the Institutional Trustee in writing of any change in the CUSIP numbers.

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         Section 6.9.      Rights of Holders; Waivers of Past Defaults.

         (a)        The legal title to the Trust Property is vested exclusively in the Institutional Trustee (in its capacity as such) in accordance with Section 2.5, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below.  The Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration.  The Securities shall have no preemptive or similar rights.

         (b)        For so long as any Capital Securities remain outstanding, if upon an Acceleration Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of a
Majority in liquidation amount of the Capital Securities then outstanding shall have the right to make such declaration by a notice in writing to the Institutional Trustee, the Sponsor and the Debenture Trustee.

At any time after a declaration of acceleration with respect to the Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, if the Institutional Trustee, subject to the provisions hereof, fails to annul any such declaration and waive such default, the Holders of a Majority in liquidation amount of the Capital Securities, by written notice to the Institutional Trustee, the Sponsor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i)        the Debenture Issuer has paid or deposited with the Debenture Trustee a sum sufficient to pay

                           (A)        all overdue installments of interest on all of the Debentures,

                           (B)        any accrued Additional Interest on all of the Debentures,

                           (C)        the principal of (and premium, if any, on) any Debentures that have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate borne by the Debentures, and

                           (D)        all sums paid or advanced by the Debenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee and the
                  Institutional Trustee, their agents and counsel; and

                  (ii)       all Events of Default with respect to the Debentures, other than the non-payment of the principal of the Debentures that has become due solely by such acceleration, have been cured or waived as provided in
         Section 5.7 of the Indenture.
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The Holders of at least a Majority in liquidation amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default under the Indenture or any Indenture Event of Default, except a default or Indenture Event of Default in the payment of principal or interest on the Debentures (unless such default or Indenture Event of Default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default under the Indenture or an Indenture Event of Default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

Upon receipt by the Institutional Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of any part of the Capital Securities, a record date shall be established for determining Holders of outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Institutional Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 6.9.

(c) Except as otherwise provided in paragraphs (a) and (b) of this Section 6.9, the Holders of at least a Majority in liquidation amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default or Event of Default and its consequences. Upon such waiver, any such default or Event of Default shall cease to exist, and any default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

ARTICLE VII

DISSOLUTION AND TERMINATION OF TRUST
         Section 7.1.      Dissolution and Termination of Trust.

         (a)        The Trust shall dissolve on the first to occur of:

                  (i)        unless earlier dissolved, on March 15, 2041, the expiration of the term of the Trust;

                  (ii)       upon a Bankruptcy Event with respect to the Sponsor, the Trust or the Debenture Issuer;

                  (iii)      upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Guarantee, as the case may be) or upon the revocation of the charter of the
         Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iv)       upon the distribution of the Debentures to the Holders of the Securities, upon exercise of the right of the Holder of all of the outstanding Common Securities to dissolve the Trust as provided in Annex I hereto;
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                  (v)        upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the
         Sponsor, the Trust or the Debenture Issuer;

                  (vi)       when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities; or

                  (vii)      before the issuance of any Securities, with the consent of all of the Trustees and the Sponsor.

         (b)        As soon as is practicable after the occurrence of an event referred to in Section 7.1(a), and after satisfaction of liabilities to creditors of the Trust as required by applicable law, including of the Statutory
Trust Act, and subject to the terms set forth in Annex I, the Institutional Trustee shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

         (c)        The provisions of Section 2.9 and Article IX shall survive the termination of the Trust.

                                                           ARTICLE VIII

                                                       TRANSFER OF INTERESTS

         Section 8.1.      General.

         (a)        Subject to Section 8.1(c), where Capital Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Capital Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met.  To permit registrations of transfer and exchanges, the Trust shall issue and the
Institutional Trustee shall authenticate Capital Securities at the Registrar's request.

         (b)        Upon issuance of the Common Securities, the Sponsor shall acquire and retain beneficial and record ownership of the Common Securities and for so long as the Securities remain outstanding, and to the fullest extent permitted by applicable law, the Sponsor shall maintain 100% ownership of the Common Securities; provided, however, that any permitted successor of the Sponsor, in its capacity as Debenture Issuer, under the Indenture that is a U.S. Person may succeed to the Sponsor's ownership of the Common Securities.

         (c)        Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities.  To the fullest extent permitted by applicable law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void and will be deemed to be of no legal effect whatsoever and any such transferee shall be deemed not to be the holder of such Capital Securities for any purpose, including but not limited to the receipt of Distributions on such Capital Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.
31

         (d)        The Registrar shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other governmental charges that may be imposed in relation to it.  Upon surrender for registration of transfer of any Securities, the Registrar shall cause one or more new Securities of the same tenor to be issued in the name of the designated transferee or transferees.  Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the
Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing.  Each Security surrendered for registration of transfer shall be canceled by the Institutional Trustee pursuant to Section 6.7.
A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security.  By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

         (e)        The Trust shall not be required (i) to issue, register the transfer of, or exchange any Securities during a period beginning at the opening of business fifteen days before the day of any selection of Securities for redemption and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Securities to be redeemed, or (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         Section 8.2.      Transfer Procedures and Restrictions.

         (a)        The Capital Securities shall bear the Restricted Securities Legend, which shall not be removed unless there is delivered to the Trust such satisfactory evidence, which may include an opinion of counsel satisfactory to the Institutional Trustee, as may be reasonably required by the Trust, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of the Securities Act.  Upon provision of such satisfactory evidence, the Institutional Trustee, at the written direction of the Trust, shall authenticate and deliver Capital Securities that do not bear the legend.

         (b)        Except as permitted by Section 8.2(a), each Capital Security shall bear a legend (the "Restricted
Securities Legend") in substantially the following form and a Capital Security shall not be transferred except in compliance with such legend, unless otherwise determined by the Sponsor, upon the advice of counsel expert in securities law, in accordance with applicable law:

                  [If the Capital Security is to be Global Capital Security- THIS CAPITAL SECURITY IS A
         GLOBAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED
         IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC.  THIS CAPITAL SECURITY
         IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS
         NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION, AND NO TRANSFER OF THIS
         CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY DTC TO A NOMINEE
         OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN
         LIMITED CIRCUMSTANCES.

                  UNLESS THIS CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO
         FIRST M & F Statutory Trust I OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT,
         AND ANY CAPITAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
         AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE &
         CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
         TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL
         INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]
32

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
         (THE "SECURITIES ACT"), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW.
         NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD,
         ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH
         REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION
         REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER OF
         THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS
         SECURITY ONLY (A) TO THE SPONSOR OR THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT THAT
         HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHOM THE SELLER
         REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE
         REQUIREMENTS OF RULE 144A SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A
         IN ACCORDANCE WITH RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE
         WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN
         INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A) OF RULE 501 UNDER
         THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE
         ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A
         VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE
         SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION
         REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE SPONSOR'S AND THE TRUST'S RIGHT PRIOR TO ANY
         SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION
         AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE DECLARATION OF
         TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE SPONSOR OR THE TRUST.  HEDGING TRANSACTIONS
         INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND
         WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR
         ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
         AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE
         "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF
         ANY PLAN'S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY
         ACQUIRE OR HOLD THE SECURITIES OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS
         ELIGIBLE FOR EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION
         CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS
         PURCHASE AND HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975
         OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING.  ANY PURCHASER OR HOLDER OF THE
         SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND
         HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF
         SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR
         OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR
         ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii)
         SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION
         4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.
33

                  THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A
         LIQUIDATION AMOUNT OF NOT LESS THAN $100,000.00 (100 SECURITIES) AND MULTIPLES OF $1,000.00 IN
         EXCESS THEREOF.  ANY ATTEMPTED TRANSFER OF SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF
         LESS THAN $100,000.00 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER.

                  THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

         (c)        To permit registrations of transfers and exchanges, the Trust shall execute and the Institutional
Trustee shall authenticate Capital Securities at the Registrar's request.

         (d)        Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Registrar or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

         (e)        All Capital Securities issued upon any registration of transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this
Declaration as the Capital Securities surrendered upon such registration of transfer or exchange.

Section 8.3. Deemed Security Holders. The Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar shall have actual or other notice thereof.

34

ARTICLE IX

LIMITATION OF LIABILITY OF
HOLDERS OF SECURITIES, INSTITUTIONAL TRUSTEE OR OTHERS
         Section 9.1.      Liability.

         (a)        Except as expressly set forth in this Declaration, the Guarantee and the terms of the Securities, the
Sponsor shall not be:

                  (i)        personally liable for the return of any portion of the capital contributions (or any return thereon)
         of the Holders of the Securities which shall be made solely from assets of the Trust; or

                  (ii)       required to pay to the Trust or to any Holder of the Securities any deficit upon dissolution of the
         Trust or otherwise.

         (b)        The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust
(other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c)        Pursuant to the Statutory Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         Section 9.2.      Exculpation.

         (a)        No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this
Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

         (b)        An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the
Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

         Section 9.3.      Fiduciary Duty.

         (a)        To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties)
and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration.  The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person.
35

         (b)        Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i)        in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other
         Person; or

                  (ii)       in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         Section 9.4.      Indemnification.

         (a)        The Sponsor shall indemnify, to the full extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust)
arising out of or in connection with the acceptance or administration of this Declaration by reason of the fact that he is or was an Indemnified Person against expenses (including reasonable attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (b)        The Sponsor shall indemnify, to the full extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor arising out of or in connection with the acceptance or administration of this Declaration by reason of the fact that he is or was an Indemnified Person against expenses
(including reasonable attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust; provided, however, that no such indemnification shall be made in respect of any claim, issue or matter as to which such Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         (c)        To the extent that an Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 9.4, or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection therewith.

         (d)        Any indemnification of an Administrator under paragraphs (a) and (b) of this Section 9.4 (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b).  Such determination shall be made (i) by the
Administrators by a majority vote of a Quorum consisting of such Administrators who were not parties to such action, suit or proceeding, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion, or (iii) by the
Common Security Holder of the Trust.
36

         (e)        To the fullest extent permitted by law, expenses (including reasonable attorneys' fees and expenses)
incurred by an Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 9.4 shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such
Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 9.4.  Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrators by a majority vote of a Quorum of disinterested Administrators, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion or (iii) by the Common Security Holder of the Trust, that, based upon the facts known to the
Administrators, counsel or the Common Security Holder at the time such determination is made, such Indemnified
Person acted in bad faith or in a manner that such Indemnified Person did not believe to be in the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe his conduct was unlawful.  In no event shall any advance be made in instances where the Administrators, independent legal counsel or the Common Security Holder reasonably determine that such
Indemnified Person deliberately breached his duty to the Trust or its Common or Capital Security Holders.

         (f)        The Trustees, at the sole cost and expense of the Sponsor, retain the right to representation by counsel of their own choosing in any action, suit or any other proceeding for which they are indemnified under paragraphs (a) and (b) of this Section 9.4, without affecting their right to indemnification hereunder or waiving any rights afforded to it under this Declaration or applicable law.

         (g)        The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4 shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.  All rights to indemnification under this Section 9.4 shall be deemed to be provided by a contract between the Sponsor and each
Indemnified Person who serves in such capacity at any time while this Section 9.4 is in effect.  Any repeal or modification of this Section 9.4 shall not affect any rights or obligations then existing.

         (h)        The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was an
Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 9.4.

         (i)        For purposes of this Section 9.4, references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this
Section 9.4 with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.
37

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4 shall, unless otherwise provided when authorized or ratified, (i) continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person; and (ii) survive the termination or expiration of this Declaration or the earlier removal or resignation of an Indemnified Person.

Section 9.5. Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of any Covered Person, the Sponsor, the Delaware Trustee or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

Section 9.6. Compensation; Fee. The Sponsor agrees:

(a) to pay to the Trustees from time to time such compensation for all services rendered by them hereunder as the parties shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

(b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct.

For purposes of clarification, this Section 9.6 does not contemplate the payment by the Sponsor of acceptance or annual administration fees owing to the Trustees under this Declaration or the fees and expenses of the Trustees’ counsel in connection with the closing of the transactions contemplated by this Declaration.

The provisions of this Section 9.6 shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of any Trustee.

No Trustee may claim any lien or charge on any property of the Trust as a result of any amount due pursuant to this Section 9.6.

38

ATICLE X

ACCOUNTING

Section 10.1. Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

Section 10.2. Certain Accounting Matters.

(a) At all times during the existence of the Trust, the Administrators shall keep, or cause to be kept at the principal office of the Trust in the United States, as defined for purposes of Treasury Regulations section 301.7701-7, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained, at the Sponsor's expense, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon (either separately or as part of the Sponsor's regularly prepared consolidated financial report) as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrators.

(b) The Administrators shall cause to be duly prepared and delivered to each of the Holders of Securities Form 1099 or such other annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrators shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

(c) The Administrators, at the Sponsor's expense, shall cause to be duly prepared at the principal office of the Sponsor in the United States, as 'United States' is defined in Section 7701(a)(9) of the Code (or at the principal office of the Trust if the Sponsor has no such principal office in the United States), and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the Trust with any state or local taxing authority.

Section 10.3. Banking. The Trust shall maintain in the United States, as defined for purposes of Treasury Regulations section 301.7701-7, one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts (including the Property Account) shall be designated by the Institutional Trustee.

Section 10.4. Withholding. The Institutional Trustee or any Paying Agent and the Administrators shall comply with all withholding requirements under United States federal, state and local law. The Institutional Trustee or any Paying Agent shall request, and each Holder shall provide to the Institutional Trustee or any Paying Agent, such forms or certificates as are necessary to establish an exemption from withholding with respect to the Holder, and any representations and forms as shall reasonably be requested by the Institutional Trustee or any Paying Agent to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrators shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Institutional Trustee or any Paying Agent is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Institutional Trustee or any Paying Agent may reduce subsequent Distributions by the amount of such withholding.

39

ARTICLE XI

AMENDMENTS AND MEETINGS
         Section 11.1.     Amendments.

         (a)        Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this
Declaration may only be amended by a written instrument approved and executed (i) by the Institutional Trustee, or (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, by the Delaware Trustee.

         (b)        Notwithstanding any other provision of this Article XI, an amendment may be made, and any such purported amendment shall be valid and effective only if:

                  (i)        the Institutional Trustee shall have first received

                           (A)        an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                           (B)        an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the
                  Securities); and

                  (ii)       the result of such amendment would not be to

                           (A)        cause the Trust to cease to be classified for purposes of United States federal income taxation as a grantor trust; or

                           (B)        cause the Trust to be deemed to be an Investment Company required to be registered under the
                  Investment Company Act.

         (c)        Except as provided in Section 11.1(d), (e) or (h), no amendment shall be made, and any such purported amendment shall be void and ineffective, unless the Holders of a Majority in liquidation amount of the Capital
Securities shall have consented to such amendment.

         (d)        In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Holder, this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date or change any conversion or exchange provisions or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date.

         (e)        Sections 9.1(b) and 9.1(c) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

         (f)        Article III shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.
40

         (g)        The rights of the Holders of the Capital Securities under Article IV to appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Capital
Securities.

         (h)        This Declaration may be amended by the Institutional Trustee and the Holders of a Majority in
liquidation amount of the Common Securities without the consent of the Holders of the Capital Securities to:

                  (i)        cure any ambiguity;

                  (ii)       correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                  (iii)      add to the covenants, restrictions or obligations of the Sponsor; or

                  (iv)       modify, eliminate or add to any provision of this Declaration to such extent as may be necessary to ensure that the Trust will be classified for United States federal income tax purposes at all times as a grantor trust and will not be required to register as an Investment Company (including without limitation to conform to any change in Rule 3a-5, Rule 3a-7 or any other applicable rule under the
         Investment Company Act or written change in interpretation or application thereof by any legislative body, court, government agency or regulatory authority) which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders of Securities;

provided, however, that no such modification, elimination or addition referred to in clauses (i), (ii),
(iii) or (iv) shall adversely affect in any material respect the powers, preferences or special rights of Holders of Capital Securities.

         Section 11.2.     Meetings of the Holders of Securities; Action by Written Consent.

         (a)        Meetings of the Holders of any class of Securities may be called at any time by the Administrators (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of
Securities are entitled to act under the terms of this Declaration or the terms of the Securities.  The
Administrators shall call a meeting of the Holders of such class if directed to do so by the Holders of at least
10% in liquidation amount of such class of Securities.  Such direction shall be given by delivering to the
Administrators one or more calls in a writing stating that the signing Holders of the Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called.  Any Holders of the
Securities calling a meeting shall specify in writing the Certificates held by the Holders of the Securities exercising the right to call a meeting and only those Securities represented by such Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b)        Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of the Securities:

                  (i)        notice of any such meeting shall be given to all the Holders of the Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting.  Whenever a vote, consent or approval of the Holders of the Securities is permitted or required under this Declaration, such vote, consent or approval may be given at a meeting of the Holders of the Securities.  Any action that may be taken at a meeting of the Holders of the Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of the Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of the Securities having a right to vote thereon were present and voting.  Prompt notice of the taking of action without a meeting shall be given to the Holders of the Securities entitled to vote who have not consented in writing.  The Administrators may specify that any written ballot submitted to the Holders of the Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the
         Administrators;
41

                  (ii)       each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a
         Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy.  Every proxy shall be revocable at the pleasure of the
         Holder of the Securities executing it.  Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of
         Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation; each meeting of the Holders of the Securities shall be conducted by the Administrators or by such other Person that the Administrators may designate; and

                  (iii)      unless the Statutory Trust Act, this Declaration, or the terms of the Securities otherwise provides, the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of the Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote; provided, however, that each meeting shall be conducted in the United States (as that term is defined in Treasury Regulations section
         301.7701-7).
ARTICLE XII

REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND THE DELAWARE TRUSTEE

Section 12.1. Representations and Warranties of Institutional Trustee. The initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee’s acceptance of its appointment as Institutional Trustee, that:

         (a)        the Institutional Trustee is a Delaware banking corporation with trust powers, duly organized and validly existing under the laws of the State of Delaware with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

         (b)        the execution, delivery and performance by the Institutional Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee.  This Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law);
42

         (c)        the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

         (d)        no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee of this
Declaration.

Section 12.2. Representations of the Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee’s acceptance of its appointment as Delaware Trustee that:

         (a)        if it is not a natural person, the Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (b)        if it is not a natural person, the execution, delivery and performance by the Delaware Trustee of this
Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee.  This
Declaration has been duly executed and delivered by the Delaware Trustee, and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether considered in a proceeding in equity or at law);

         (c)        if it is not a natural person, the execution, delivery and performance of this Declaration by the
Delaware Trustee does not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee;

         (d)        it has trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

         (e)        no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

         (f)        the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, it is an entity which has its principal place of business in the State of Delaware and, in either case, a Person that satisfies for the Trust the requirements of Section 3807 of the Statutory Trust Act.
ARTICLE XIII

MISCELLANEOUS

Section 13.1. Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied (which telecopy shall be followed by notice delivered or mailed by first class mail) or mailed by first class mail, as follows:

43

         (a)        if given to the Trust, in care of the Administrators at the Trust's mailing address set forth below
(or such other address as the Trust may give notice of to the Holders of the Securities):

                  First M & F Statutory Trust I
                  c/o First M & F Corporation
                  134 West Washington Street
                  Kosciusko, Mississippi  39090
                  Attention:  John Copeland
                  Telecopy:  662-289-8754

         (b)        if given to the Delaware Trustee, at the Delaware Trustee's mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware  19890-1600
                  Attention:  Corporate Trust Administration
                  Telecopy:  302-636-4140

         (c)        if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below
(or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware  19890-1600
                  Attention:  Corporate Trust Administration
                  Telecopy:  302-636-4140

         (d)        if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below
(or such other address as the Holder of the Common Securities may give notice of to the Trust):

                  First M & F Corporation
                  134 West Washington Street
                  Kosciusko, Mississippi  39090
                  Attention:  John Copeland
                  Telecopy:  662-289-8754

         (e)        if given to any other Holder, at the address set forth on the books and records of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

Section 13.2. Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the law of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, or (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets.

44

Section 13.3. Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

Section 13.4. Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

Section 13.5. Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

Section 13.6. Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

Section 13.7. Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and Administrators to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

Signatures appear on the following page
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         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                                     WILMINGTON TRUST COMPANY,
                                                     as Delaware Trustee

                                                     By:     /s/ Christopher Monigle
                                                         --------------------------------------------
                                                              Name:  Christopher Monigle
                                                              Title: Assistant Vice President

                                                     WILMINGTON TRUST COMPANY,
                                                     as Institutional Trustee

                                                     By:     /s/ Christopher Monigle
                                                         --------------------------------------------
                                                              Name:  Christopher Monigle
                                                              Title: Assistant Vice President

                                                     First M & F Corporation, as Sponsor

                                                     By:    /s/ Hugh S. Potts
                                                         --------------------------------------------
                                                              Name:  Hugh S. Potts
                                                              Title:

                                                     ADMINISTRATORS OF First M & F Statutory Trust I

                                                     By:    /s/ John G. Copeland
                                                         --------------------------------------------
                                                              Administrator

                                                     By:    /s/ Kimberly Williams
                                                         --------------------------------------------
                                                              Administrator

                                                     By:    /s/ Robert C. Thompson
                                                         --------------------------------------------
                                                              Administrator
46

                                                              ANNEX I

                                                        TERMS OF SECURITIES

Pursuant to Section 6.1 of the Amended and Restated Declaration of Trust, dated as of February 16, 2006 (as amended from time to time, the “Declaration”), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

         1.       Designation and Number.

                  (a)      30,000 Fixed/Floating Rate Capital Securities of First M & F Statutory Trust I (the "Trust"), with an aggregate stated liquidation amount with respect to the assets of the Trust of thirty million dollars
($30,000,000.00) and a stated liquidation amount with respect to the assets of the Trust of $1,000.00 per Capital
Security, are hereby designated for the purposes of identification only as the "Capital Securities".  The Capital
Security Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1 to the
Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

                  (b)      928 Fixed/Floating Rate Common Securities of the Trust (the "Common Securities") will be evidenced by
Common Security Certificates substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

         2.       Distributions.

                  (a)      Distributions will be payable on each Security for the Distribution Period beginning on (and including)
the date of original issuance and ending on (but excluding) the Distribution Payment Date in March 2011 at a rate per annum of 6.44% and shall bear interest for each successive Distribution Period beginning on (and including)
the Distribution Payment Date in March 2011, and each succeeding Distribution Payment Date, and ending on (but excluding) the next succeeding Distribution Payment Date at a rate per annum equal to the 3-Month LIBOR, determined as described below, plus 1.33% (the "Coupon Rate"), applied to the stated liquidation amount thereof, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee.
Distributions in arrears will bear interest thereon compounded quarterly at the applicable Distribution Rate (to the extent permitted by law).  Distributions, as used herein, include cash distributions and any such compounded distributions unless otherwise noted.  A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor.  The amount of the Distribution payable (i) for any Distribution Period commencing on or after the date of original issuance but before the Distribution Payment Date in March 2011 will be computed on the basis of a 360-day year of twelve 30-day months, and (ii) for the Distribution Period commencing on the
Distribution Payment Date in March 2011 and each succeeding Distribution Period will be calculated by applying the Distribution Rate to the stated liquidation amount outstanding at the commencement of the Distribution Period on the basis of the actual number of days in the Distribution Period concerned divided by 360.  All percentages resulting from any calculations on the Capital Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g.,
9.876545% (or .09876545) being rounded to 9.87655% (or .0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward)).

                  (b)      Distributions on the Securities will be cumulative, will accrue from the date of original issuance, and will be payable, subject to extension of distribution payment periods as described herein, quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, or if such day is not a Business Day, then the next succeeding Business Day (each a "Distribution Payment Date") (it being understood that interest accrues for any such non-Business Day during the applicable Distribution Period, beginning on or after March 15, 2011), commencing on the Distribution Payment Date in June 2006 when, as and if available for payment.  The Debenture
Issuer has the right under the Indenture to defer payments of interest on the Debentures, so long as no
Acceleration Event of Default has occurred and is continuing, by deferring the payment of interest on the
Debentures for up to 20 consecutive quarterly periods (each an "Extension Period") at any time and from time to time, subject to the conditions described below, during which Extension Period no interest shall be due and payable.  During any Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest will accrue at an annual rate equal to the Distribution Rate in effect for each such Extension
Period, compounded quarterly from the date such interest would have been payable were it not for the Extension
Period, to the extent permitted by law (such interest referred to herein as "Additional Interest").  No Extension
Period may end on a date other than a Distribution Payment Date.  At the end of any such Extension Period, the
Debenture Issuer shall pay all interest then accrued and unpaid on the Debentures (together with Additional
Interest thereon); provided, however, that no Extension Period may extend beyond the Maturity Date and provided further, however, that during any such Extension Period, the Debenture Issuer and its Affiliates shall not
(i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Debenture Issuer's or its Affiliates' capital stock (other than payments of dividends or distributions to the Debenture Issuer) or make any guarantee payments with respect to the foregoing, or
(ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Debenture Issuer or any Affiliate that rank pari passu in all respects with or junior in interest to the Debentures (other than, with respect to clauses (i) and (ii) above, (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Debenture Issuer in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Debenture Issuer (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of any exchange or conversion of any class or series of the
Debenture Issuer's capital stock (or any capital stock of a subsidiary of the Debenture Issuer) for any class or series of the Debenture Issuer's capital stock or of any class or series of the Debenture Issuer's indebtedness for any class or series of the Debenture Issuer's capital stock, (c) the purchase of fractional interests in shares of the Debenture Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any stockholders' rights plan, or the issuance of rights, stock or other property under any stockholders' rights plan, or the redemption or repurchase of rights pursuant thereto, (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock and any cash payments in lieu of fractional shares issued in connection therewith, or (f)
payments under the Capital Securities Guarantee).  Prior to the termination of any Extension Period, the
Debenture Issuer may further extend such period, provided that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the
Maturity Date.  Upon the termination of any Extension Period and upon the payment of all accrued and unpaid interest and Additional Interest, the Debenture Issuer may commence a new Extension Period, subject to the foregoing requirements.  No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest.  During any Extension Period, Distributions on the
Securities shall be deferred for a period equal to the Extension Period.  If Distributions are deferred, the
Distributions due shall be paid on the date that the related Extension Period terminates to Holders of the
Securities as they appear on the books and records of the Trust on the record date immediately preceding such date.  Distributions on the Securities must be paid on the dates payable (after giving effect to any Extension
Period) to the extent that the Trust has funds available for the payment of such distributions in the Property
Account of the Trust.  The Trust's funds available for Distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer.  The payment of Distributions out of moneys held by the
Trust is guaranteed by the Guarantor pursuant to the Guarantee.

                  (c)      Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates.  The relevant record dates shall be fifteen days before the relevant Distribution Payment Date.  Distributions payable on any Securities that are not punctually paid on any
Distribution Payment Date, as a result of the Debenture Issuer having failed to make a payment under the
Debentures, as the case may be, when due (taking into account any Extension Period), will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted
Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture.

                  (d)      In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the
Securities.

         3.       Liquidation Distribution Upon Dissolution.  In the event of the voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust (each a "Liquidation") other than in connection with a redemption of the Debentures, the Holders of the Securities will be entitled to receive out of the assets of the
Trust available for distribution to Holders of the Securities, after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Debenture Issuer), distributions equal to the aggregate of the stated liquidation amount of $1,000.00 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless in connection with such Liquidation, the
Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such
Securities, with an interest rate equal to the Distribution Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, and having the same record date as, such Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with the
Statutory Trust Act, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

The Sponsor, as the Holder of all of the Common Securities, has the right at any time to dissolve the Trust (including, without limitation, upon the occurrence of a Special Event), subject to the receipt by the Debenture Issuer of prior approval from the Board of Governors of the Federal Reserve System, or its designated district bank, as applicable, and any successor federal agency that is primarily responsible for regulating the activities of the Sponsor (the “Federal Reserve”), if the Sponsor is a bank holding company, or from the Office of Thrift Supervision and any successor federal agency that is primarily responsible for regulating the activities of Sponsor, (the “OTS”) if the Sponsor is a savings and loan holding company, in either case if then required under applicable capital guidelines or policies of the Federal Reserve or OTS, as applicable, and, after satisfaction of liabilities to creditors of the Trust, cause the Debentures to be distributed to the Holders of the Securities on a Pro Rata basis in accordance with the aggregate stated liquidation amount thereof.

If a Liquidation of the Trust occurs as described in clause (i), (ii), (iii) or (v) in Section 7.1(a) of the Declaration, the Trust shall be liquidated by the Institutional Trustee as expeditiously as it determines to be possible by distributing, after satisfaction of liabilities to creditors of the Trust, to the Holders of the Securities, the Debentures on a Pro Rata basis to the extent not satisfied by the Debenture Issuer, unless such distribution is determined by the Institutional Trustee not to be practical, in which event such Holders will be entitled to receive out of the assets of the Trust available for distribution to the Holders, after satisfaction of liabilities of creditors of the Trust to the extent not satisfied by the Debenture Issuer, an amount equal to the Liquidation Distribution. An early Liquidation of the Trust pursuant to clause (iv) of Section 7.1(a) of the Declaration shall occur if the Institutional Trustee determines that such Liquidation is possible by distributing, after satisfaction of liabilities to creditors of the Trust, to the Holders of the Securities on a Pro Rata basis, the Debentures, and such distribution occurs.

If, upon any such Liquidation the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on such Capital Securities shall be paid to the Holders of the Trust Securities on a Pro Rata basis, except that if an Event of Default has occurred and is continuing, the Capital Securities shall have a preference over the Common Securities with regard to such distributions.

After the date for any distribution of the Debentures upon dissolution of the Trust (i) the Securities of the Trust will be deemed to be no longer outstanding, (ii) upon surrender of a Holder’s Securities certificate, such Holder of the Securities will receive a certificate representing the Debentures to be delivered upon such distribution, (iii) any certificates representing the Securities still outstanding will be deemed to represent undivided beneficial interests in such of the Debentures as have an aggregate principal amount equal to the aggregate stated liquidation amount with an interest rate identical to the Distribution Rate of, and bearing accrued and unpaid interest equal to accrued and unpaid distributions on, the Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance (and until such certificates are so surrendered, no payments of interest or principal shall be made to Holders of Securities in respect of any payments due and payable under the Debentures; provided, however that such failure to pay shall not be deemed to be an Event of Default and shall not entitle the Holder to the benefits of the Guarantee), and (iv) all rights of Holders of Securities under the Declaration shall cease, except the right of such Holders to receive Debentures upon surrender of certificates representing such Securities.

         4.       Redemption and Distribution.

                  (a)      The Debentures will mature on March 15, 2036.  The Debentures may be redeemed by the Debenture Issuer, in whole or in part, at any Distribution Payment Date on or after the Distribution Payment Date in March 2011, at the Redemption Price. In addition, the Debentures may be redeemed by the Debenture Issuer at the Special
Redemption Price, in whole but not in part, at any Distribution Payment Date, upon the occurrence and continuation of a Special Event within 120 days following the occurrence of such Special Event at the Special
Redemption Price, upon not less than 30 nor more than 60 days' notice to holders of such Debentures so long as such Special Event is continuing. In each case, the right of the Debenture Issuer to redeem the Debentures is subject to the Debenture Issuer having received prior approval from the Federal Reserve (if the Debenture Issuer is a bank holding company) or prior approval from the OTS (if the Debenture Issuer is a savings and loan holding company), in each case if then required under applicable capital guidelines or policies of the applicable federal agency.  The Sponsor shall appoint a Quotation Agent, which shall be a designee of the Institutional Trustee, for the purpose of performing the services contemplated in or by reference in, the definition of Special Redemption
Price.  Any error in the calculation of the Special Redemption Price by the Quotation Agent or the Debenture
Trustee may be corrected at any time by notice delivered to the Sponsor and the holders of the Capital
Securities.  Subject to the corrective rights set forth above, all certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions relating to the payment and calculation of the Special Redemption Price on the Debentures or the
Capital Securities by the Debenture Trustee, the Quotation Agent or the Institutional Trustee, as the case may be, shall (in the absence of willful default, bad faith or manifest error) be final, conclusive and binding on the holders of the Debentures and the Capital Securities, the Trust and the Sponsor, and no liability shall attach (except as provided above) to the Debenture Trustee, the Quotation Agent or the Institutional Trustee in
connection with the exercise or non-exercise by any of them of their respective powers, duties and discretion.

“3-Month LIBOR” means the London interbank offered interest rate for three-month, U.S. dollar deposits determined by the Debenture Trustee in the following order of priority:

                  (1)      the rate (expressed as a percentage per annum) for U.S. dollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related
         Determination Date (as defined below).  "Telerate Page 3750" means the display designated as "Page 3750"
         on the Moneyline Telerate Service or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying London interbank offered rates for U.S. dollar deposits;

                  (2)      if such rate cannot be identified on the related Determination Date, the Debenture
         Trustee will request the principal London offices of four leading banks in the London interbank market to provide such banks' offered quotations (expressed as percentages per annum) to prime banks in the
         London interbank market for U.S. dollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date.  If at least two quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations;

                  (3)      if fewer than two such quotations are provided as requested in clause (2) above, the
         Debenture Trustee will request four major New York City banks to provide such banks' offered quotations
         (expressed as percentages per annum) to leading European banks for loans in U.S. dollars as of
         11:00 a.m. (London time) on such Determination Date.  If at least two such quotations are provided,
         3-Month LIBOR will be the arithmetic mean of such quotations; and

                  (4)      if fewer than two such quotations are provided as requested in clause (3) above,
         3-Month LIBOR will be a 3-Month LIBOR determined with respect to the Distribution Period immediately preceding such current Distribution Period.

If the rate for U.S. dollar deposits having a three-month maturity that initially appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date is superseded on the Telerate Page 3750 by a corrected rate by 12:00 noon (London time) on such Determination Date, then the corrected rate as so substituted on the applicable page will be the applicable 3-Month LIBOR for such Determination Date.

The Distribution Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by New York law as the same may be modified by United States law.

“Capital Treatment Event” means the receipt by the Debenture Issuer and the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws, rules or regulations of the United States or any political subdivision thereof or therein, or as the result of any official or administrative pronouncement or action or decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of original issuance of the Debentures, there is more than an insubstantial risk that the Sponsor will not, within 90 days of the date of such opinion, be entitled to treat an amount equal to the aggregate liquidation amount of the Capital Securities as “Tier 1 Capital” (or its then equivalent) for purposes of the capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Sponsor (or if the Sponsor is not a bank holding company or otherwise is not subject to the Federal Reserve’s risk-based capital adequacy guidelines, such guidelines applied to the Sponsor as if the Sponsor were subject to such guidelines); provided, however, that the inability of the Sponsor to treat all or any portion of the liquidation amount of the Capital Securities as Tier l Capital shall not constitute the basis for a Capital Treatment Event, if such inability results from the Sponsor having cumulative preferred stock, minority interests in consolidated subsidiaries, or any other class of security or interest which the Federal Reserve or OTS, as applicable, may now or hereafter accord Tier 1 Capital treatment in excess of the amount which may now or hereafter qualify for treatment as Tier 1 Capital under applicable capital adequacy guidelines; provided further, however, that the distribution of Debentures in connection with the Liquidation of the Trust shall not in and of itself constitute a Capital Treatment Event unless such Liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

“Comparable Treasury Issue” means with respect to any Special Redemption Date the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Fixed Rate Period Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Fixed Rate Period Remaining Life. If no United States Treasury security has a maturity which is within a period from 3 months before to 3 months after the Distribution Payment Date in March 2011, the two most closely corresponding United States Treasury securities as selected by the Quotation Agent shall be used as the Comparable Treasury Issue, and the Treasury Rate shall be interpolated and extrapolated on a straight-line basis, rounding to the nearest month using such securities.

“Comparable Treasury Price” means (a) the average of 5 Reference Treasury Dealer Quotations for such Special Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Quotation Agent obtains fewer than 5 such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Determination Date” means the date that is two London Banking Days (i.e., a business day in which dealings in deposits in U.S. dollars are transacted in the London interbank market) preceding the particular Distribution Period for which a Coupon Rate is being determined.

“Fixed Rate Period Remaining Life” means, with respect to any Debenture, the period from the Special Redemption Date for such Debenture to the Distribution Payment Date in March 2011.

“Investment Company Event” means the receipt by the Debenture Issuer and the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or, within 90 days of the date of such opinion, will be considered an Investment Company that is required to be registered under the Investment Company Act which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Debentures.

“Maturity Date” means March 15, 2036.

“Primary Treasury Dealer” shall mean either a primary United States Government securities dealer or an entity of nationally recognized standing in matters pertaining to the quotation of treasury securities that is reasonably acceptable to the Sponsor and the Institutional Trustee.

“Quotation Agent” means a designee of the Institutional Trustee who shall be a Primary Treasury Dealer.

“Redemption Date” shall mean the date fixed for the redemption of Capital Securities, which shall be any Distribution Payment Date on or after the Distribution Payment Date in March 2011.

“Redemption Price” means 100% of the principal amount of the Debentures being redeemed, plus accrued and unpaid Interest on such Debentures to the Redemption Date.

“Reference Treasury Dealer” means (i) the Quotation Agent and (ii) any other Primary Treasury Dealer selected by the Debenture Trustee after consultation with the Debenture Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Special Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Debenture Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Special Event” means a Tax Event, an Investment Company Event or a Capital Treatment Event.

“Special Redemption Date” means a date on which a Special Event redemption occurs, which shall be a Distribution Payment Date.

“Special Redemption Price” means (a) if the Special Redemption Date occurs before the Distribution Payment Date in March 2011, the greater of (i) 107.5% of the principal amount of the Debentures, plus accrued and unpaid Interest on the Debentures to the Special Redemption Date, or (ii) as determined by the Quotation Agent, (A) the sum of the present values of the scheduled payments of principal and Interest on the Debentures during the Fixed Rate Period Remaining Life of the Debentures (assuming the Debentures matured on March 15, 2011) discounted to the Special Redemption Date on a quarterly basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus (B) accrued and unpaid Interest on the Debentures to such Special Redemption Date, or (b) if the Special Redemption Date occurs on or after the Distribution Payment Date in March 2011, 100% of the principal amount of the Debentures being redeemed, plus accrued and unpaid Interest on such Debentures to the Special Redemption Date.

“Tax Event” means the receipt by the Debenture Issuer and the Trust of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to or change (including any announced prospective change) in the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement (including any private letter ruling, technical advice memorandum, field service advice, regulatory procedure, notice or announcement including any notice or announcement of intent to adopt such procedures or regulations) (an “Administrative Action”) or judicial decision interpreting or applying such laws or regulations, regardless of whether such Administrative Action or judicial decision is issued to or in connection with a proceeding involving the Debenture Issuer or the Trust and whether or not subject to review or appeal, which amendment, clarification, change, Administrative Action or decision is enacted, promulgated or announced, in each case on or after the date of original issuance of the Debentures, there is more than an insubstantial risk that: (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures; (ii) interest payable by the Debenture Issuer on the Debentures is not, or within 90 days of the date of such opinion, will not be, deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes; or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

“Treasury Rate” means (i) the yield, under the heading which represents the average for the week immediately prior to the date of calculation, appearing in the most recently published statistical release designated H.15 (519) or any successor publication which is published weekly by the Federal Reserve and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Fixed Rate Period Remaining Life (if no maturity is within three months before or after the Fixed Rate Period Remaining Life, yields for the two published maturities most closely corresponding to the Fixed Rate Period Remaining Life shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Special Redemption Date. The Treasury Rate shall be calculated by the Quotation Agent on the third Business Day preceding the Special Redemption Date.

                  (b)      Upon the repayment in full at maturity or redemption in whole or in part of the Debentures (other than following the distribution of the Debentures to the Holders of the Securities), the proceeds from such repayment or payment shall concurrently be applied to redeem Pro Rata at the applicable Redemption Price or Special
Redemption Price, as applicable, Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed; provided, however, that holders of such Securities shall be given not less than 30 nor more than 60 days' notice of such redemption (other than at the scheduled maturity of the Debentures).

                  (c)      If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the
Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be redeemed Pro Rata from each Holder of Capital Securities.

                  (d)      The Trust may not redeem fewer than all the outstanding Capital Securities unless all accrued and unpaid
Distributions have been paid on all Capital Securities for all quarterly Distribution periods terminating on or before the date of redemption.

                  (e)      Redemption or Distribution Procedures.

                           (i)      Notice of any redemption of, or notice of distribution of the Debentures in exchange for, the
         Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the
         Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of such Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of such
         Securities at the address of each such Holder appearing on the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                           (ii)     If the Securities are to be redeemed and the Trust gives a Redemption/ Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then, provided that the Institutional Trustee has a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee will pay the relevant Redemption Price or Special Redemption Price, as applicable, to the Holders of such
         Securities by check mailed to the address of each such Holder appearing on the books and records of the
         Trust on the Redemption Date.  If a Redemption/Distribution Notice shall have been given and funds deposited as required then immediately prior to the close of business on the date of such deposit
         Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such
         Securities to receive the applicable Redemption Price or Special Redemption Price specified in paragraph 4(a), but without interest on such Redemption Price or Special Redemption Price.  If payment of the Redemption Price or Special Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Debenture Issuer as guarantor pursuant to the
         Guarantee, Distributions on such Securities will continue to accrue at the Distribution Rate from the original Redemption Date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price or Special
         Redemption Price.  In the event of any redemption of the Capital Securities issued by the Trust in part, the Trust shall not be required to (i) issue, register the transfer of or exchange any Security during a period beginning at the opening of business fifteen days before any selection for redemption of the
         Capital Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Capital Securities to be so redeemed or
         (ii) register the transfer of or exchange any Capital Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Capital Securities being redeemed in part.

                           (iii)    Redemption/Distribution Notices shall be sent by the Administrators on behalf of the Trust to
         (A) in respect of the Capital Securities, the Holders thereof and (B) in respect of the Common Securities, the
         Holder thereof.

                           (iv)     Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), and provided that the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

         5.       Voting Rights - Capital Securities.

                  (a)      Except as provided under paragraphs 5(b) and 7 and as otherwise required by law and the Declaration, the
Holders of the Capital Securities will have no voting rights. The Administrators are required to call a meeting of the Holders of the Capital Securities if directed to do so by Holders of at least 10% in liquidation amount of the Capital Securities.

                  (b)      Subject to the requirements of obtaining a tax opinion by the Institutional Trustee in certain circumstances set forth in the last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Capital Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional
Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture as the holder of the Debentures, (ii) waive any past default that is waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent on behalf of all the Holders of the Capital Securities to any amendment, modification or termination of the
Indenture or the Debentures where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of the holders of greater than a simple majority in aggregate principal amount of Debentures (a "Super Majority") affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Capital Securities outstanding which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. If the Institutional Trustee fails to enforce its rights under the Debentures after the Holders of a Majority in liquidation amount of such Capital Securities have so directed the Institutional Trustee, to the fullest extent permitted by law, a Holder of the Capital Securities may institute a legal proceeding directly against the Debenture Issuer to enforce the Institutional Trustee's rights under the Debentures without first instituting any legal proceeding against the Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the
Debentures on the date the interest or principal is payable (or in the case of redemption, the Redemption Date or the Special Redemption Date, as applicable), then a Holder of record of the Capital Securities may directly institute a proceeding for enforcement of payment, on or after the respective due dates specified in the
Debentures, to such Holder directly of the principal of or interest on the Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder. The
Institutional Trustee shall notify all Holders of the Capital Securities of any default actually known to the
Institutional Trustee with respect to the Debentures unless (x) such default has been cured prior to the giving of such notice or (y) the Institutional Trustee determines in good faith that the withholding of such notice is in the interest of the Holders of such Capital Securities, except where the default relates to the payment of principal of or interest on any of the Debentures. Such notice shall state that such Indenture Event of Default also constitutes an Event of Default hereunder. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any of the actions described in clauses (i), (ii) or (iii) above unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for
United States federal income tax purposes.

In the event the consent of the Institutional Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Institutional Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super-Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities outstanding which the relevant Super-Majority represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not take any such action in accordance with the directions of the Holders of the Securities unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

A waiver of an Indenture Event of Default will constitute a waiver of the corresponding Event of Default hereunder. Any required approval or direction of Holders of the Capital Securities may be given at a separate meeting of Holders of the Capital Securities convened for such purpose, at a meeting of all of the Holders of the Securities in the Trust or pursuant to written consent. The Institutional Trustee will cause a notice of any meeting at which Holders of the Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of the Capital Securities. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents. No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

Notwithstanding that Holders of the Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not entitle the Holder thereof to vote or consent and shall, for purposes of such vote or consent, be treated as if such Capital Securities were not outstanding.

In no event will Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Sponsor as the Holder of all of the Common Securities of the Trust. Under certain circumstances as more fully described in the Declaration, Holders of Capital Securities have the right to vote to appoint, remove or replace the Institutional Trustee and the Delaware Trustee.

         6.       Voting Rights - Common Securities.

                  (a)      Except as provided under paragraphs 6(b), 6(c) and 7 and as otherwise required by law and the
Declaration, the Common Securities will have no voting rights.

                  (b)      The Holders of the Common Securities are entitled, in accordance with Article IV of the Declaration, to vote to appoint, remove or replace any Administrators.

                  (c)      Subject to Section 6.9 of the Declaration and only after each Event of Default (if any) with respect to the Capital Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common
Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the
Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the
Debenture Trustee with respect to the Debentures, (ii) waiving any past default and its consequences that is waivable under the Indenture, or (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided, however, that, where a consent or action under the
Indenture would require a Super Majority, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common
Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Notwithstanding this paragraph 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote or consent of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the
Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall not take any action described in (i), (ii) or (iii) above, unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights, to the fullest extent permitted by law, under the Declaration, any Holder of the Common Securities may
institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the
Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

Any approval or direction of Holders of the Common Securities may be given at a separate meeting of Holders of the Common Securities convened for such purpose, at a meeting of all of the Holders of the Securities in the Trust or pursuant to written consent. The Administrators will cause a notice of any meeting at which Holders of the Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of the Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         7.       Amendments to Declaration and Indenture.

                  (a)      In addition to any requirements under Section 11.1 of the Declaration, if any proposed amendment to the
Declaration provides for, or the Trustees, Sponsor or Administrators otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the Liquidation of the Trust, other than as described in
Section 7.1 of the Declaration, then the Holders of outstanding Securities, voting together as a single class, will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, affected thereby; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a
Majority in liquidation amount of such class of Securities.

                  (b)      In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the
Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification, or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class;
provided, however, that where a consent under the Indenture would require a Super Majority, the Institutional
Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the
Debentures outstanding.

                  (c)      Notwithstanding the foregoing, no amendment or modification may be made to the Declaration if such amendment or modification would (i) cause the Trust to be classified for purposes of United States federal income taxation as other than a grantor trust, (ii) reduce or otherwise adversely affect the powers of the Institutional
Trustee or (iii) cause the Trust to be deemed an Investment Company which is required to be registered under the
Investment Company Act.

                  (d)      Notwithstanding any provision of the Declaration, the right of any Holder of the Capital Securities to receive payment of distributions and other payments upon redemption or otherwise, on or after their respective due dates, or to institute a suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. For the protection and enforcement of the foregoing provision, each and every Holder of the Capital Securities shall be entitled to such relief as can be given either at law or equity.

         8.       Pro Rata.  A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of the Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all
Securities then outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital
Securities Pro Rata according to the aggregate liquidation amount of the Capital Securities held by the relevant
Holder relative to the aggregate liquidation amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of the Common
Securities Pro Rata according to the aggregate liquidation amount of the Common Securities held by the relevant
Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

         9.       Ranking.  The Capital Securities rank pari passu with and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of
Holders of the Common Securities to receive payment of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of the Holders of the Capital Securities with the result that no payment of any Distribution on, or Redemption Price (or Special Redemption Price) of, any Common Security, and no
other payment on account of redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all outstanding Capital Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price
(or Special Redemption Price) the full amount of such Redemption Price (or Special Redemption Price) on all outstanding Capital Securities then called for redemption, shall have been made or provided for, and all funds immediately available to the Institutional Trustee shall first be applied to the payment in full in cash of all
Distributions on, or the Redemption Price (or Special Redemption Price) of, the Capital Securities then due and payable.

         10.      Acceptance of Guarantee and Indenture. Each Holder of the Capital Securities and the Common Securities,
by the acceptance of such Securities, agrees to the provisions of the Guarantee, including the subordination provisions therein and to the provisions of the Indenture.

         11.      No Preemptive Rights. The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.

         12.      Miscellaneous. These terms constitute a part of the Declaration. The Sponsor will provide a copy of the
Declaration, the Guarantee, and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

EXHIBIT A-1

FORM OF CAPITAL SECURITY CERTIFICATE

[FORM OF FACE OF SECURITY]

THIS CAPITAL SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”) OR A NOMINEE OF DTC. THIS CAPITAL SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION, AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO FIRST M & F Statutory Trust I OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE SPONSOR OR THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A IN ACCORDANCE WITH RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE SPONSOR’S AND THE TRUST’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE DECLARATION OF TRUST, A COPY OF WHICH MAY BE OBTAINED FROM THE SPONSOR OR THE TRUST. HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

A-1-1

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THE SECURITIES OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THE SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000.00 (100 SECURITIES) AND MULTIPLES OF $1,000.00 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000.00 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER.

THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE DECLARATION TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Certificate Number P-1.....                                            30,000 Capital Securities
[CUSIP NO. [_______]]

                                          February 16, 2006

                     Certificate Evidencing Fixed/Floating Rate Capital Securities

                                                  of

                                   First M & F Statutory Trust I

                        (liquidation amount $1,000.00 per Capital Security)
A-1-2

First M & F Statutory Trust I, a statutory trust created under the laws of the State of Delaware (the “Trust”), hereby certifies that Cede & Co. (the “Holder”) is the registered owner of capital securities of the Trust representing undivided beneficial interests in the assets of the Trust, (liquidation amount $1,000.00 per capital security) (the “Capital Securities”). Subject to the Declaration (as defined below), the Capital Securities are transferable on the books and records of the Trust in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The Capital Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of February 16, 2006, among John Copeland, Bobby Thompson and Kim Williams, as Administrators, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, First M & F Corporation, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Capital Securities as set forth in Annex I to such amended and restated declaration as the same may be amended from time to time (the “Declaration”). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Guarantee, and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

Upon receipt of this Security, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

By acceptance of this Security, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of beneficial ownership in the Debentures.

This Capital Security is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

Signatures appear on following page
A-1-3

         IN WITNESS WHEREOF, the Trust has duly executed this certificate.

                                                     First M & F Statutory Trust I

                                                     By:
                                                        ---------------------------------------------
                                                          Name:
                                                          Title:  Administrator

                                         CERTIFICATE OF AUTHENTICATION

         This is one of the Capital Securities referred to in the within-mentioned Declaration.

                                                     WILMINGTON TRUST COMPANY,
                                                     as the Institutional Trustee

                                                     By:
                                                        ---------------------------------------------
                                                            Authorized Officer
A-1-4

[FORM OF REVERSE OF CAPITAL SECURITY]

Distributions payable on each Capital Security will be payable at an annual rate equal to 6.44% beginning on (and including) the date of original issuance and ending on (but excluding) the Distribution Payment Date in March 2011 and at an annual rate for each successive period beginning on (and including) the Distribution Payment Date in March 2011, and each succeeding Distribution Payment Date, and ending on (but excluding) the next succeeding Distribution Payment Date (each a “Distribution Period”), equal to 3-Month LIBOR, determined as described below, plus 1.33% (the “Coupon Rate”), applied to the stated liquidation amount of $1,000.00 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term “Distributions” as used herein includes cash distributions and any such compounded distributions unless otherwise noted. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. As used herein, “Determination Date” means the date that is two London Banking Days (i.e., a business day in which dealings in deposits in U.S. dollars are transacted in the London interbank market) preceding the commencement of the relevant Distribution Period. The amount of the Distribution payable (i) for any Distribution Period commencing on or after the date of original issuance but before the Distribution Payment Date in March 2011 will be computed on the basis of a 360-day year of twelve 30-day months, and (ii) for the Distribution Period commencing on the Distribution Payment Date in March 2011 and each succeeding Distribution Period will be calculated by applying the Distribution Rate to the stated liquidation amount outstanding at the commencement of the Distribution Period on the basis of the actual number of days in the Distribution Period concerned divided by 360.

“3-Month LIBOR” as used herein, means the London interbank offered interest rate for three-month U.S. dollar deposits determined by the Debenture Trustee in the following order of priority: (i) the rate (expressed as a percentage per annum) for U.S. dollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date (“Telerate Page 3750” means the display designated as “Page 3750” on the Moneyline Telerate Service or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers’ Association as the information vendor for the purpose of displaying London interbank offered rates for U.S. dollar deposits); (ii) if such rate cannot be identified on the related Determination Date, the Debenture Trustee will request the principal London offices of four leading banks in the London interbank market to provide such banks’ offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for U.S. dollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; (iii) if fewer than two such quotations are provided as requested in clause (ii) above, the Debenture Trustee will request four major New York City banks to provide such banks’ offered quotations (expressed as percentages per annum) to leading European banks for loans in U.S. dollars as of 11:00 a.m. (London time) on such Determination Date. If at least two such quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; and (iv) if fewer than two such quotations are provided as requested in clause (iii) above, 3-Month LIBOR will be a 3-Month LIBOR determined with respect to the Distribution Period immediately preceding such current Distribution Period. If the rate for U.S. dollar deposits having a three-month maturity that initially appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date is superseded on the Telerate Page 3750 by a corrected rate by 12:00 noon (London time) on such Determination Date, then the corrected rate as so substituted on the applicable page will be the applicable 3-Month LIBOR for such Determination Date.

The Distribution Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by New York law as the same may be modified by United States law.

A-1-5

All percentages resulting from any calculations on the Capital Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or ..09876545) being rounded to 9.87655% (or .0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward)).

Except as otherwise described below, Distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year or if any such day is not a Business Day, then the next succeeding Business Day (each such day, a “Distribution Payment Date”) (it being understood that interest accrues for any such non-Business Day during the applicable Distribution Period, beginning on or after March 15, 2011), commencing on the Distribution Payment Date in June 2006. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures, so long as no Acceleration Event of Default has occurred and is continuing, by extending the interest payment period for up to 20 consecutive quarterly periods (each an “Extension Period”) at any time and from time to time on the Debentures, subject to the conditions described below, during which Extension Period no interest shall be due and payable. During any Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest will accrue at an annual rate equal to the Distribution Rate in effect for each such Extension Period, compounded quarterly from the date such interest would have been payable were it not for the Extension Period, to the extent permitted by law (such interest referred to herein as “Additional Interest”). No Extension Period may end on a date other than a Distribution Payment Date. At the end of any such Extension Period, the Debenture Issuer shall pay all interest then accrued and unpaid on the Debentures (together with Additional Interest thereon); provided, however, that no Extension Period may extend beyond the Maturity Date. Prior to the termination of any Extension Period, the Debenture Issuer may further extend such period, provided that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. Upon the termination of any Extension Period and upon the payment of all accrued and unpaid interest and Additional Interest, the Debenture Issuer may commence a new Extension Period, subject to the foregoing requirements. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest. During any Extension Period, Distributions on the Capital Securities shall be deferred for a period equal to the Extension Period. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, to Holders of the Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such distributions in the Property Account of the Trust. The Trust’s funds available for Distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to the Guarantee.

The Capital Securities shall be redeemable as provided in the Declaration.

A-1-6

                                                       ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:

         ----------------------------------------------------------------------------------------

         (Insert assignee's social security or tax identification number)
                                                                          -----------------------

         ----------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------

         (Insert address and zip code of assignee) and irrevocably appoints

         ----------------------------------------------------------------------------------------

         agent to transfer this Capital Security Certificate on the books of the Trust.  The agent may substitute another to act for him or her.

         Date:
              ---------------------------------------

         Signature:
                   ----------------------------------

                           (Sign exactly as your name appears on the other side of this Capital Security
Certificate)

         Signature Guarantee:(1)

-----------------------------
(1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Security registrar, which requirements include membership or participation in the
Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
A-1-7

                                                      EXHIBIT A-2

                                         FORM OF COMMON SECURITY CERTIFICATE

         THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT
BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION.

         THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH SECTION 8.1 OF THE DECLARATION.

         Certificate Number C-1                                                 928 Common Securities

                                                   February 16, 2006

                            Certificate Evidencing Fixed/Floating Rate Common Securities

                                                            of

                                              First M & F Statutory Trust I

First M & F Statutory Trust I, a statutory trust created under the laws of the State of Delaware (the “Trust”), hereby certifies that First M & F Corporation (the “Holder”) is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust (the “Common Securities”). The Common Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of February 16, 2006, among John Copeland, Bobby Thompson and Kim Williams, as Administrators, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, First M & F Corporation, as Sponsor, and the holders from time to time of undivided beneficial interest in the assets of the Trust including the designation of the terms of the Common Securities as set forth in Annex I to such amended and restated declaration, as the same may be amended from time to time (the “Declaration”). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

As set forth in the Declaration, when an Event of Default has occurred and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon Liquidation, redemption or otherwise are subordinated to the rights of payment of Holders of the Capital Securities.

Upon receipt of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debentures.

This Common Security is governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

A-2-1

         IN WITNESS WHEREOF, the Trust has duly executed this certificate.

                                                     First M & F Statutory Trust I

                                                     By:
                                                        ----------------------------------------------
                                                          Name:
                                                          Title: Administrator
A-2-2

[FORM OF REVERSE OF COMMON SECURITY]

Distributions payable on each Common Security will be payable at an annual rate equal to 6.44% beginning on (and including) the date of original issuance and ending on (but excluding) the Distribution Payment Date in March 2011 and at an annual rate for each successive period beginning on (and including) the Distribution Payment Date in March 2011, and each succeeding Distribution Payment Date, and ending on (but excluding) the next succeeding Distribution Payment Date (each a “Distribution Period”), equal to 3-Month LIBOR, determined as described below, plus 1.33% (the “Coupon Rate”), applied to the stated liquidation amount of $1,000.00 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term “Distributions” as used herein includes cash distributions and any such compounded distributions unless otherwise noted. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. As used herein, “Determination Date” means the date that is two London Banking Days (i.e., a business day in which dealings in deposits in U.S. dollars are transacted in the London interbank market) preceding the commencement of the relevant Distribution Period. The amount of the Distribution payable (i) for any Distribution Period commencing on or after the date of original issuance but before the Distribution Payment Date in March 2011 will be computed on the basis of a 360-day year of twelve 30-day months, and (ii) for the Distribution Period commencing on the Distribution Payment Date in March 2011 and each succeeding Distribution Period will be calculated by applying the Distribution Rate to the stated liquidation amount outstanding at the commencement of the Distribution Period on the basis of the actual number of days in the Distribution Period concerned divided by 360.

“3-Month LIBOR” as used herein, means the London interbank offered interest rate for three-month U.S. dollar deposits determined by the Debenture Trustee in the following order of priority: (i) the rate (expressed as a percentage per annum) for U.S. dollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date (“Telerate Page 3750” means the display designated as “Page 3750” on the Moneyline Telerate Service or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers’ Association as the information vendor for the purpose of displaying London interbank offered rates for U.S. dollar deposits); (ii) if such rate cannot be identified on the related Determination Date, the Debenture Trustee will request the principal London offices of four leading banks in the London interbank market to provide such banks’ offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for U.S. dollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; (iii) if fewer than two such quotations are provided as requested in clause (ii) above, the Debenture Trustee will request four major New York City banks to provide such banks’ offered quotations (expressed as percentages per annum) to leading European banks for loans in U.S. dollars as of 11:00 a.m. (London time) on such Determination Date. If at least two such quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; and (iv) if fewer than two such quotations are provided as requested in clause (iii) above, 3-Month LIBOR will be a 3-Month LIBOR determined with respect to the Distribution Period immediately preceding such current Distribution Period. If the rate for U.S. dollar deposits having a three-month maturity that initially appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date is superseded on the Telerate Page 3750 by a corrected rate by 12:00 noon (London time) on such Determination Date, then the corrected rate as so substituted on the applicable page will be the applicable 3-Month LIBOR for such Determination Date.

The Distribution Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by New York law as the same may be modified by United States law.

A-2-3

All percentages resulting from any calculations on the Common Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or ..09876545) being rounded to 9.87655% (or .0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward)).

Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year or if any such day is not a Business Day, then the next succeeding Business Day (each such day, a “Distribution Payment Date”) (it being understood that interest accrues for any such non-Business Day during the applicable Distribution Period, beginning on or after March 15, 2011), commencing on the Distribution Payment Date in June 2006. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures, so long as no Acceleration Event of Default has occurred and is continuing, by extending the interest payment period for up to 20 consecutive quarterly periods (each an “Extension Period”) at any time and from time to time on the Debentures, subject to the conditions described below, during which Extension Period no interest shall be due and payable. During any Extension Period, interest will continue to accrue on the Debentures, and interest on such accrued interest will accrue at an annual rate equal to the Distribution Rate in effect for each such Extension Period, compounded quarterly from the date such interest would have been payable were it not for the Extension Period, to the extent permitted by law (such interest referred to herein as “Additional Interest”). No Extension Period may end on a date other than a Distribution Payment Date. At the end of any such Extension Period, the Debenture Issuer shall pay all interest then accrued and unpaid on the Debentures (together with Additional Interest thereon); provided, however, that no Extension Period may extend beyond the Maturity Date. Prior to the termination of any Extension Period, the Debenture Issuer may further extend such period, provided that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods, or extend beyond the Maturity Date. Upon the termination of any Extension Period and upon the payment of all accrued and unpaid interest and Additional Interest, the Debenture Issuer may commence a new Extension Period, subject to the foregoing requirements. No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest. During any Extension Period, Distributions on the Common Securities shall be deferred for a period equal to the Extension Period. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates, to Holders of the Securities as they appear on the books and records of the Trust on the record date immediately preceding such date. Distributions on the Securities must be paid on the dates payable (after giving effect to any Extension Period) to the extent that the Trust has funds available for the payment of such distributions in the Property Account of the Trust. The Trust’s funds available for Distribution to the Holders of the Securities will be limited to payments received from the Debenture Issuer.

The Common Securities shall be redeemable as provided in the Declaration.

A-2-4

                                         ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

         ----------------------------------------------------------------------------------------

         (Insert assignee's social security or tax identification number)
                                                                         ------------------------

         ----------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------

         (Insert address and zip code of assignee) and irrevocably appoints

         ----------------------------------------------------------------------------------------

                           ------------------------------------------------------------------------------
                                                                                                           agent
                           to transfer this Common Security Certificate on the books of the Trust.  The agent may substitute another to act for him or her.

                           Date:
                                ----------------------------------------------

                           Signature:
                                      ----------------------------------------

                           (Sign exactly as your name appears on the other side of this Common Security
                           Certificate)

                           Signature:
                                      ----------------------------------------

                           (Sign exactly as your name appears on the other side of this Common Security
                           Certificate)

         Signature Guarantee(2)

-----------------------
(2) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other
"signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for,
STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
A-2-5

                                                EXHIBIT B

                                     SPECIMEN OF INITIAL DEBENTURE

                                          (See Document No. 17)
B-1

                                                EXHIBIT C

                                          PLACEMENT AGREEMENT

                                          (See Document No. 1)
C-1